VALUE EQUITY                                  Delaware
                                              Investments(R)
                                              ----------------------------------
                                              A member of Lincoln Financal Group










PROSPECTUS  FEBRUARY 28, 2006
--------------------------------------------------------------------------------
            DELAWARE REIT FUND
            CLASS A  o  CLASS B  o  CLASS C  o  CLASS R










THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FUND PROFILE                                                         PAGE 2
Delaware REIT fund                                                        2

HOW WE MANAGE THE FUND                                               PAGE 5
Our investment strategies                                                 5
The securities we typically invest in                                     6
The risks of investing in the Fund                                        9
Disclosure of portfolio holdings information                             11

WHO MANAGES THE FUND                                                PAGE 12
Investment manager                                                       12
Portfolio manager                                                        12
Who's who?                                                               13

ABOUT YOUR ACCOUNT                                                  PAGE 14
Investing in the Fund                                                    14
   Choosing a share class                                                14
   Dealer compensation                                                   17
How to reduce your sales charge                                          18
How to buy shares                                                        22
Fair valuation                                                           23
Retirement plans                                                         23
How to redeem shares                                                     24
Account minimums                                                         25
Special services                                                         26
Frequent trading of Fund shares                                          28
Dividends, distributions and taxes                                       30
Certain management considerations                                        31
Manager of managers structure                                            31

FINANCIAL HIGHLIGHTS                                                PAGE 32

GLOSSARY                                                            PAGE 34

ADDITIONAL INFORMATION                                              PAGE 37

PROFILE: DELAWARE REIT FUND

WHAT IS THE FUND'S GOAL?

The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Delaware REIT Fund primarily invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (the "80% policy").

In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o    retain a substantial portion of the properties' cashflow;
o    effectively use capital to expand;
o    have a strong ability to raise rents; and
o    can create a franchise value for the REIT.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 9.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND

o    Investors seeking a high level of long-term total return.
o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.
o Investors seeking to diversify their equity holdings by adding exposure to the real estate markets.

WHO SHOULD NOT INVEST IN THE FUND

o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.
o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS THE DELAWARE REIT FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of Class A, B, C and R shares for one-year, five-year and ten-year or lifetime periods, as applicable. Beginning November 11, 1997, a 12b-1 fee has been assessed annually. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. Please see the footnotes on page 4 for additional information about the expense caps.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Class A)

    1996       1997       1998       1999       2000       2001       2002       2003       2004       2005
  --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
   41.81%     31.34%   -12.37%     -2.80%      32.51%      8.46%      3.95%     33.77%     31.04%      6.52%

During the periods illustrated in this bar chart, Class A's highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest return was -8.94% for the quarter ended September 30, 1998.

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table below do include the sales charge.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                              LIFETIME OR
                                                                        1 YEAR     5 YEARS    10 YEARS***
                                                                      --------    --------   --------------
Class A return before taxes*                                              0.40%      14.68%           15.35%

Class A return after taxes on distributions*                             (2.44)%     12.29%           12.54%

Class A return after taxes on distributions and sale of Fund shares*      2.90%      11.79%           12.03%

Class B return before taxes**                                             2.08%      14.93%           11.08%

Class C return before taxes**                                             4.83%      15.20%           11.08%

Class R return before taxes                                               6.14%        N/A            22.53%

NAREIT Equity REIT Index
 (reflects no deduction for fees, expenses, or taxes)                    12.16%      19.08%           14.50%****

The Fund's returns are compared to the performance of the NAREIT Equity REIT Index. You should remember that, unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns shown above.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

   * Reflects sales charges even for periods before November 11, 1997, the date when the sales charge was added. Historical performance prior to that date has been restated to reflect the charge, but has not been recalculated to reflect the 12b-1 fee which also took effect on that date.
  ** Total returns assume redemption of shares at end of period. Lifetime returns for Class B shares reflect conversion to Class A shares after eight years. If shares were not redeemed, the returns for Class B would be 5.68%, 15.19% and 11.08% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be 5.73%, 15.20% and 11.08% for the one-year, five-year and lifetime periods, respectively.
 *** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class B, Class C and Class R shares were November 11, 1997, November 11, 1997 and June 2, 2003, respectively.
**** The NAREIT Equity REIT Index reports returns on a monthly basis. The Index return for Class B and Class C lifetime period was 11.65%. The Index return for the Class R lifetime period was 25.98%.

WHAT ARE THE FUND'S FEES AND EXPENSES?

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund. You do not pay sales charges when you buy or sell Class R shares.

CLASS                                                                       A          B          C          R
---------------------------------------------------------------------   -----     ------     ------     ------
Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             5.75%      none       none       none

Maximum contingent deferred sales charge (load) as
 a percentage of original purchase price  or redemption price,
 whichever is lower                                                      none(1)    4.00%(2)   1.00%(3)   none

Maximum sales charge (load) imposed on reinvested dividends              none       none       none       none

Redemption fees                                                          none       none       none       none

Exchange fees                                                            none       none       none       none

ANNUAL FUND OPERATING EXPENSES ARE DEDUCTED FROM THE FUND'S ASSETS.

Management fees                                                          0.74%      0.74%      0.74%      0.74%

Distribution and service (12b-1) fees                                    0.30%(4)   1.00%      1.00%      0.60%(4)

Other expenses                                                           0.35%      0.35%      0.35%      0.35%

Total annual fund operating expenses                                     1.39%      2.09%      2.09%      1.69%

Fee waivers and payments                                                (0.05)%    (0.00)%    (0.00)%    (0.10)%

Net expenses                                                             1.34%      2.09%      2.09%      1.59%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.5 This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(5)                      A       B(6)            B(6)          C               C          R
--------------------   --------   --------   -------------   --------   -------------   --------
                                             (IF REDEEMED)              (IF REDEEMED)
1 year                 $    704   $    212   $         612   $    212   $         312   $    162

3 years                $    985   $    655   $         930   $    655   $         655   $    523

5 years                $  1,287   $  1,124   $       1,349   $  1,124   $       1,124   $    908

10 years               $  2,144   $  2,421   $       2,242   $  2,421   $       2,421   $  1,990

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to certain redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year and 0.00% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) The Fund's distributor has contracted to limit the Class A and Class R shares' 12b-1 fees through February 28, 2007 to no more than 0.25% and 0.50%, respectively, of average daily net assets.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. The following describes how the portfolio management team pursues the Fund's investment goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs. The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN

Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends as well.

            SECURITIES                               HOW WE USE THEM
--------------------------------------    --------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A          We may invest without limit in shares
company, usually traded publicly, that    of REITs.
manages a portfolio of real estate to
earn profits for shareholders.

REITs are generally classified as
equity REITs, mortgage REITs or a
combination of equity and mortgage
REITs. Equity REITs invest the
majority of their assets directly in
real property, derive income primarily
from the collection of rents and can
realize capital gains by selling
properties that have appreciated in
value. Mortgage REITs invest the
majority of their assets in real
estate mortgages and derive income
from the collection of interest
payments. By investing in REITs
indirectly through the Fund, a
shareholder bears a proportionate
share of the expenses of a fund and
indirectly shares similar expenses of
the REITs.

REAL ESTATE INDUSTRY OPERATING            We may invest without limit in REOCs.
COMPANIES (REOCS): We consider a REOC
to be a company that derives at least
50% of its gross revenues or net
profits from: (1) Ownership,
development, construction, financing,
management or sale of commercial,
industrial or residential real estate,
or (2) products or services related to
the real estate industry, such as
building supplies or mortgage
servicing.

FOREIGN SECURITIES AND AMERICAN           The Fund's investments may from time
DEPOSITARY RECEIPTS: Securities of        to time include sponsored or
foreign entities issued directly or,      unsponsored ADRs that are actively
in the case of American Depositary        traded in the United States.
Receipts (ADRs), by a U.S. bank and
represent the bank's holdings of a        We may invest up to 10% of the Fund's
stated number of shares of a foreign      net assets in securities of foreign
corporation. An ADR generally entitles    issuers. Such foreign securities may
the holder to all dividends and           be traded on a foreign exchange, or
capital gains earned by the underlying    they may be in the form of ADRs.
foreign shares. ADRs are typically
bought and sold on U.S. securities
exchanges the same way as other U.S.
securities. Sponsored ADRs are issued
jointly by the issuer of the
underlying security and the
depositary, and unsponsored ADRs are
issued by the depositary without the
participation of the issuer of the
underlying security.

            SECURITIES                               HOW WE USE THEM
--------------------------------------    --------------------------------------
OPTIONS AND FUTURES: Options represent    If we have stocks that have
a right to buy or sell a security or      appreciated in price, we may want to
group of securities at an agreed upon     protect those gains when we anticipate
price at a future date. The purchaser     adverse conditions. We might use
of an option may or may not choose to     options or futures to neutralize the
go through with the transaction; the      effect of any price declines, without
seller of an option must go through       selling the security. We might also
with the transaction.                     use options or futures to gain
                                          exposure to a particular market
Writing a covered call option on a        segment without purchasing individual
security obligates the owner of the       securities in that segment. We might
security to sell it at an agreed upon     use this approach if we had excess
price on an agreed upon date (usually     cash that we wanted to invest quickly.
no more than nine months in the
future). The writer of the call option    We might use covered call options if
receives a premium payment from the       we believe that doing so would help
purchaser of the call option, but if      the Fund to meet its investment
the security appreciates to a price       objectives.
greater than the agreed upon selling
price, the Fund would lose out on         Use of these strategies can increase
those gains. A call option written by     the operating costs of the Fund and
a fund is "covered" if the fund owns      can lead to loss of principal.
the security underlying the option or
has an absolute and immediate right to
acquire that security without
additional cash consideration.

Futures contracts are agreements for
the purchase or sale of securities at
a specified price, on a specified
date. Unlike an option, a futures
contract must be executed unless it is
sold before the settlement date.

Options and futures are generally
considered to be derivative
securities.

REPURCHASE AGREEMENTS: An agreement       Typically, we use repurchase
between a buyer of securities, such as    agreements as a short-term investment
the Fund, and a seller of securities,     for the Fund's cash position. In order
in which the seller agrees to buy the     to enter into these repurchase
securities back within a specified        agreements, the Fund must have
time at the same price the buyer paid     collateral of 102% of the repurchase
for them, plus an amount equal to an      price. Except when we believe a
agreed upon interest rate. Repurchase     temporary defensive approach is
agreements are often viewed as            appropriate, the Fund will not hold
equivalent to cash.                       more than 5% of its total assets in
                                          cash or other short-term investments.
                                          All short-term investments will be
                                          rated AAA by Standard & Poor's or Aaa
                                          by Moody's Investors Service or if
                                          unrated, be of comparable quality,
                                          based on our evaluation. The Fund will
                                          only enter into repurchase agreements
                                          in which the collateral is comprised
                                          of U.S. government securities.

RESTRICTED SECURITIES: Privately          We may invest in privately placed
placed securities whose resale is         securities, including those that are
restricted under U.S. securities laws.    eligible for resale only among certain
                                          institutional buyers without
                                          registration, commonly known as "Rule
                                          144A Securities." Restricted
                                          securities that are determined to be
                                          illiquid may not exceed the Fund's 15%
                                          limit on illiquid securities, which is
                                          described below. We may invest without
                                          limitation in Rule 144A Securities
                                          that are deemed to be liquid.

ILLIQUID SECURITIES: Securities that      We may invest up to 15% of the Fund's
do not have a ready market, and cannot    net assets in illiquid securities.
be easily sold within seven days at
approximately the price at which a
fund has valued them.

The Delaware REIT Fund may also invest in convertible securities, including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information (SAI) for additional information on these securities as well as those listed in the table above.

LENDING SECURITIES
The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. These transactions may generate additional income for the Fund.

BORROWING FROM BANKS
The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS
For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objectives.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS
The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

             RISKS                             HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
MARKET RISK is the risk that all or a     We maintain a long-term investment
majority of the securities in a           approach and focus on securities we
certain market -- like the stock or       believe can appreciate over an
bond market -- will decline in value      extended time frame regardless of
because of economic conditions, future    interim market fluctuations. We do not
expectations or investor confidence.      try to predict overall market
                                          movements. Although we may hold
                                          securities for any amount of time, we
                                          generally do not trade for short-term
                                          purposes.

INDUSTRY AND SECURITY RISK: Industry      In Delaware REIT Fund we hold a number
risk is the risk that the value of        of different individual securities,
securities in a particular industry       seeking to manage security risk.
will decline because of changing          However, we do concentrate on the real
expectations for the performance of       estate industry. As a consequence, the
that industry Securities risk is the      share price of the Fund may fluctuate
risk that the value of an individual      in response to factors affecting that
stock or bond will decline because of     industry, and may fluctuate more
changing expectations for the             widely than a portfolio that invests
performance of the individual company     in a broader range of industries. The
issuing the stock or bond.                Fund may be more susceptible to any
                                          single economic, political or
                                          regulatory occurrence affecting the
                                          real estate industry.

INTEREST RATE RISK is the risk that       Delaware REIT Fund is subject to
securities will decrease in value if      interest rate risk. If the Fund
interest rates rise and conversely        invests in real estate investment
rise in value when interest rates         trusts that hold fixed rate
fall.                                     obligations, we would expect the value
                                          of those trusts to decrease if
                                          interest rates rise and increase if
                                          interest rates decline. However, lower
                                          interest rates also tend to increase
                                          the chances that a bond will be
                                          refinanced, which can hurt the returns
                                          of REITs that hold fixed rate
                                          obligations. We strive to manage this
                                          risk by monitoring interest rates and
                                          evaluating their potential impact on
                                          securities already in the portfolio or
                                          those we are considering for purchase.

             RISKS                             HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
REAL ESTATE INDUSTRY RISKS                Since the Fund invests principally in
include among others:                     REITs, it is subject to the risks
o  possible declines in the               associated with the real estate
   value of real estate;                  industry. We will strive to manage
o  risks related to economic              these risks through careful selection
   conditions;                            of individual REIT securities;
o  possible shortage of mortgage          however, investors should carefully
   funds;                                 consider these risks before investing
o  overbuilding and extended              in the Fund.
   vacancies;
o  increased competition;
o  changes in property taxes,
   operating expenses or zoning
   laws;
o  costs of environmental
   clean-up, or damages from
   natural disasters;
o  limitations or fluctuations
   in rent payments;
o  cashflow fluctuations; and
o  defaults by borrowers.

REITs are also subject to the risk of
failing to qualify for tax-free
pass-through of income under the
Internal Revenue Code and/or failing
to qualify for an exemption from
registration as an investment company
under the Investment Company Act of
1940.

NON-DIVERSIFIED FUNDS: Non-diversified    Delaware REIT Fund is a
investment companies have the             non-diversified fund and is subject to
flexibility to invest as much as 50%      this risk. Nevertheless, we typically
of their assets in as few as two          hold securities from a variety of
issuers with no single issuer             different issuers, representing
accounting for more than 25% of the       different sectors of the real estate
portfolio. The remaining 50% of the       industry. We also perform extensive
portfolio must be diversified so that     analysis on all securities. We are
no more than 5% of a fund's assets is     particularly diligent in reviewing
invested in the securities of a single    securities that represent a larger
issuer. Because a non-diversified fund    percentage of portfolio assets.
may invest its assets in fewer
issuers, the value of fund shares may
increase or decrease more rapidly than
if the fund were fully diversified.

FOREIGN RISK is the risk that             We may invest up to 10% of the Fund's
foreign securities may be                 total assets in foreign securities;
adversely affected by political           however, we typically invest only a
instability, changes in currency          small portion of assets in foreign
exchange rates, foreign economic          securities, so this is not expected to
conditions or inadequate                  be a major risk to the Fund.
regulatory and accounting
standards.

             RISKS                             HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
LIQUIDITY RISK is the possibility that    We limit exposure to illiquid
securities cannot be readily sold         securities to no more than 15% of the
within seven days at approximately the    Fund's net assets.
price that a fund has valued them.

FUTURES AND OPTIONS RISK is the           Delaware REIT Fund may use futures
possibility that a fund may experience    contracts and options on futures
a loss if it employs an options or        contracts, as well as options on
futures strategy related to a security    securities for hedging purposes. We
or a market index and that security or    limit the amount of the Fund's assets
index moves in the opposite direction     that may be committed to these
from what the manager anticipated.        strategies. Our obligations related to
Futures and options also involve          futures and options transactions will
additional expenses, which could          not exceed 20% of the Fund's total
reduce any benefit or increase any        assets and we will not enter into
loss that the Fund experiences from       additional futures contracts or
using the strategy.                       options on them if more than 5% of the
                                          Fund's assets would be required as
                                          margin deposits or premiums on the
                                          options.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid an aggregate fee of 0.74% of the Fund's average daily net assets for the last fiscal year.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005.

PORTFOLIO MANAGER
Damon J. Andres has primary responsibility for making day-to-day investment decisions for Delaware REIT Fund.

DAMON J. ANDRES, CFA, Vice President, Senior Portfolio Manager, Mr. Andres, who joined Delaware Investments in 1994, currently serves as the portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates, Inc. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

WHO'S WHO?

This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments(R) Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                                                  BOARD OF TRUSTEES
    INVESTMENT MANAGER                                                                        CUSTODIAN
Delaware Management Company                                                              JPMorgan Chase Bank
    2005 Market Street                                                                4 Chase Metrotech Center
Philadelphia, PA 19103-7094                            THE FUND                          Brooklyn, NY 11245

                                               DISTRIBUTOR                      SERVICE AGENT
                                       Delaware Distributors, L.P.     Delaware Service Company, Inc.
                                           2005 Market Street                2005 Market Street
                                       Philadelphia, PA 19103-7094       Philadelphia, PA 19103-7094

                                 FINANCIAL INTERMEDIARY WHOLESALER
                               Lincoln Financial Distributors, Inc.
                                        2001 Market Street
                                    Philadelphia, PA 19103-7055
   PORTFOLIO MANAGERS
(see page 12 for details)

                                                 FINANCIAL ADVISORS

                                                    SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware REIT Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A
o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares.

o    If you invest $50,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reductions in sales charges and under certain circumstances the sales charge may be waived, as described in "How to reduce your sales charge" below.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently, waived not to exceed 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares. See "Dealer compensation" below for further information.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

CLASS A SALES CHARGES
The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge as a percentage of the net amount invested will vary depending on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and then-current offering price may be greater or lesser than the percentage shown.

                                        SALES CHARGE AS %                   SALES CHARGE AS %
    AMOUNT OF PURCHASE                OF NET AMOUNT INVESTED                OF OFFERING PRICE
---------------------------------   ------------------------------    ------------------------------
      Less than $50,000                       5.75%                             6.54%

$50,000 but less than $100,000                4.75%                             5.41%

$100,000 but less than $250,000               3.75%                             4.31%

$250,000 but less than $500,000               2.50%                             3.00%

$500,000 but less than $1 million             2.00%                             2.44%

      $1 million or more            None (Limited CDSC may apply)*    None (Limited CDSC may apply)*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial advisor a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the net asset value at the time of purchase of the Class A shares being redeemed or (2) the net asset value of such Class A shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments fund and, in the event of an exchange of Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See "Dealer compensation" below for a description of the dealer commission that is paid.

CLASS B
o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

o In determining whether the contingent deferred sales charge applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges -- Class B and Class C" below .

o Under certain circumstances, the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently, waived not to exceed 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C
o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

o In determining whether the contingent deferred sales charge applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the contingent deferred sales charge is determined, please see "Calculation of Contingent Deferred Sales Charges - Class B and Class C" below.

o Under certain circumstances the contingent deferred sales charge may be waived; please see "Waivers of Contingent Deferred Sales Charges" below for further information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% are service fees) paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R
o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are generally not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% (currently, waived not to exceed 0.50%) of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) IRA rollovers from plans that were previously maintained on Delaware's retirement record keeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Any account holding Class A shares as of June 2, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CALCULATION OF CONTINGENT DEFERRED SALES CHARGES - CLASS B AND CLASS C Contingent deferred sales charges are charged as a percentage of the dollar amount subject to the contingent deferred sales charge. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No contingent deferred sales charge will be imposed on increases in net asset value above the initial purchase price, nor will a contingent deferred sales charge be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B shares or Class C shares of a Fund, even if those shares are later exchanged for shares of another Delaware Investments(R) fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange.

DEALER COMPENSATION

Your financial advisor who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                       CLASS A(1)    CLASS B(2)    CLASS C(3)    CLASS R(4)
------------------------------------- ------------- ------------- ------------- -----------
COMMISSION (%)                            --           4.00%         1.00%           --

Investment less than $50,000             5.00%           --            --            --

$50,000 but less than $100,000           4.00%           --            --            --

$100,000 but less than $250,000          3.00%           --            --            --

$250,000 but less than $500,000          2.00%           --            --            --

$500,000 but less than $1,000,000        1.60%           --            --            --

$1,000,000 but less than $5,000,000      1.00%           --            --            --

$5,000,000 but less than $25,000,000     0.50%           --            --            --

$25,000,000 or more                      0.25%           --            --            --

12B-1 FEE TO DEALER                      0.30%         0.25%         1.00%         0.60%

(1) On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% of the 12b-1 fee applicable to Class A shares, although under the plan adopted by the Board of Trustees that went into effect on June 1, 1992 a lesser amount may be paid. The maximum 12b-1 fee applicable to Class A shares is 0.30%. However, the Distributor has agreed to limit this amount to 0.25% through February 28, 2007.
(2) On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 service fee of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 12b-1 fee applicable to Class A.
(3) On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.
(4) On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. The maximum 12b-1 fee applicable to Class R shares is 0.60% of average daily net assets. However, the Distributor has contracted to limit this amount to 0.50% through February 28, 2007. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.60% from the date of purchase, although this rate is currently 0.50%.

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments(R) Funds holdings in any other account, including retirement accounts held indirectly or through an intermediary and the names of qualifying family members and their holdings. Class R shares have no up-front or contingent deferred sales charge. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge.

                                                                           SHARE CLASS
                                              -------------------------------------------------------------------
PROGRAM                     HOW IT WORK                A                        B                     C
--------------------   --------------------   --------------------   ----------------------   -------------------
Letter of Intent       Through a Letter of             X             Although the Letter of Intent and Rights of
                       Intent you agree to                           Accumulation do not apply to the purchase
                       invest a certain                              of Class B and Class C shares, you can
                       amount in Delaware                            combine your purchase of Class A shares
                       Investments(R) Funds                          with your purchase of Class B and Class C
                       (except money market                          shares to fulfill your Letter of Intent or
                       funds with no sales                           qualify for Rights of Accumulation.
                       charge) over a
                       13-month period to
                       qualify for reduced
                       front-end sales
                       charges.

Rights of              You can combine your            X
Accumulation           holdings or
                       purchases of all
                       funds in the
                       Delaware
                       Investments(R)
                       family (except money
                       market funds with no
                       sales charge) as
                       well as the holdings
                       and purchases of
                       your spouse and
                       children under 21 to
                       qualify for reduced
                       front-end sales
                       charges.

Reinvestment of        Up to 12 months        For Class A, you       For Class B, your        Not available.
Redeemed Shares        after you redeem       will not have to pay   account will be
                       shares, you can        an additional          credited with the
                       reinvest the           front-end sales        contingent deferred
                       proceeds without       charge.                sales charge you
                       paying a sales                                previously paid on
                       charge, as noted to                           the amount you are
                       the right.                                    reinvesting. Your
                                                                     schedule for
                                                                     contingent deferred
                                                                     sales charges and
                                                                     conversion to Class
                                                                     A will not start
                                                                     over again, it will
                                                                     pick up from the
                                                                     point at which you
                                                                     redeemed your
                                                                     shares.

SIMPLE IRA, SEP/IRA,   These investment                 X            There is no
SAR/SEP, Prototype     plans may qualify                             reduction in sales
Profit Sharing,        for reduced sales                             charges for Class B
Pension, 401(k),       charges by combining                          or Class C shares
SIMPLE 401(k),         the purchases of all                          for group purchases
403(b)(7), and 457     members of the                                by retirement plans.
Retirement Plans       group. Members of
                       these groups may
                       also qualify to
                       purchase shares
                       without a front-end
                       sales charge and may
                       qualify for a waiver
                       of any contingent
                       deferred sales
                       charges on Class A
                       shares.

BUYING CLASS A SHARES AT NET ASSETS VALUE

Class A shares of a Fund may be purchased at net asset value under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege.

o Shares purchased under the Delaoare Investments(R) Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

o Purchases by (i) current and former officers, Trustees/Directors and employees of any fund in the Delaware Investments(R) family, the Manager or any of the Manager's current affiliates and those that may in the future be created; (ii) legal counsel to the funds; and (iii) registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing entities, counsel or broker/dealers may also purchase shares at net asset value.

o Shareholders who own Class A shares of Delaware Cash Reserve Fund as a result of a liquidation of a fund in the Delaware Investments(R) family may exchange into Class A shares of another Fund at net asset value.

o Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments(R) family.

o Purchases by certain officers, trustees and key employees of institutional clients of the Manager or any of the Manager's affiliates.

o Purchases for the benefit of the clients of brokers, dealers and registered investment advisors if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee based programs. Investors may be charged a fee when effecting transactions in Class A shares through a broker or agent that offers these special investment products.

o Purchases by financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of a Fund.

o Purchases by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A NAV Agreement with respect to such retirement platforms.

o Purchases by certain legacy bank sponsored retirement plans that meet requirements set forth in the SAI.

o Purchases by certain legacy retirement assets that meet requirements set forth in the SAI.

o Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

o Loan repayments made to a Fund account in connection with loans originated from accounts previously maintained by another investment firm.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

                                                                                                   SHARE CLASS
                                                                                   --------------------------------------------
                                    CATEGORY                                            A*              B               C
--------------------------------------------------------------------------------   ------------   -------------   -------------
Redemptions in accordance with a Systematic Withdrawal Plan, provided the annual                        X               X
amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

Redemptions that result from the Fund's right to liquidate a shareholder's                              X               X
account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size.

Distributions to participants or beneficiaries from a retirement plan                             Not available   Not available
qualified under section 401(a) of the Internal Revenue Code of 1986, as amended
(the "Code").

Redemptions pursuant to the direction of a participant or beneficiary of a              X         Not available   Not available
retirement plan qualified under section 401(a) of the Code with respect to that retirement plan.

Periodic distributions from an individual retirement account (i.e., IRA, ROTH                                           X
IRA, EDUCATION OR COVERDELL IRA, SIMPLE IRA, SAR/SEP or SEP/IRA) or a qualified plan** (403(b)(7) plan, 457 Deferred Compensation Plan, Profit Sharing Plan,
Money Purchase Plan or 401(k) Defined Contribution Plan) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code ("IRC") or a
hardship or unforeseen emergency provision in the qualified plan as described in
Tres. Reg. Section1.401(k)-1(d)(2) and Section 457(d)(3) of the IRC.

Returns of Excess Contributions due to any regulatory limit from an                     X               X               X
individual retirement account (i.e., IRA, ROTH IRA, EDUCATION OR COVERDELL IRA,
SIMPLE IRA, SAR/SEP or SEP/IRA) or a qualified plan (403(b)(7) plan, 457
Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Plan or 401(k)
Defined Contribution Plan).

Distributions by other employee benefit plans to pay benefits.                                    Not available   Not available

Systematic withdrawals from a retirement account or qualified plan that are not                         X               X
subject to a penalty pursuant to Section 72(t)(2)(A) of the IRC or a hardship or unforeseen emergency provision in the qualified plan** as described in Tres.
Reg. Section1.401(k)-1(d)(2) and Section 457(d)(3) of the IRC. The systematic withdrawal may be pursuant to Delaware Investments(R) funds' Systematic
Withdrawal Plan or a systematic withdrawal permitted by the IRC.

Distributions from an account of a redemption resulting from the death or                               X               X
disability (as defined in Section 72(t)(2)(A) of the IRC) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors
Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

                                                                                                   SHARE CLASS
                                                                                   --------------------------------------------
                                    CATEGORY                                            A*              B               C
--------------------------------------------------------------------------------   ------------   -------------   -------------
Redemptions by certain legacy retirement assets that meet the requirements set                    Not available         X
forth in the Statement of Additional Information.

Redemptions by the classes of shareholders who are permitted to purchase shares         X         Not available   Not available
at net asset value, regardless of the size of the purchase. See "Buying Class A shares at Net Asset Value" above.

 * The waiver for Class A shares relates to a waiver of the Limited CDSC. Please note that you or your financial advisor will have to notify us at the time of purchase that the trade qualifies for such waiver.
** Qualified plans that are fully redeemed at the direction of the plan's fiduciary are subject to any applicable contingent deferred sales charge or Limited CDSC, unless the redemption is due to the termination of the plan.

     Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent and financial intermediaries may not maintain this information. Information about existing sales charges and sales charge reductions and waivers is available free of charge in a clear and prominent format on the Delaware Investments family's Web site at www.delawareinvestments.com. Additional information on sales charges can be found in the SAI.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 523-1918 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You may exchange all or part of your investment in one or more Delaware Investments(R) Funds for shares of other Delaware Investments(R) Funds. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may purchase or exchange shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. The minimum purchase is $250, and you can make additional investments of only $25 if you are buying shares in an IRA or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan. The minimum purchase for a Coverdell Education Savings Account (formerly an "Education IRA") is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools, to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares (selling them back to the Fund). Your financial advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You may redeem your shares by mail by writing to: Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY TELEPHONE
You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY WIRE
You may redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You may redeem shares through Delaphone, our automated telephone service, or through our Web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares - not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, your Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments(R) internet Web site that gives you access to your account information and allows you to perform transactions in a secure internet environment.

ELECTRONIC DELIVERY
With Delaware eDelivery you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure internet environment at any time, from anywhere.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments(R) Funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments(R) family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments(R) Fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM)ON DEMAND SERVICE
Through our MoneyLineSM On Demand Service, you or your financial advisor mayF transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000, except for purchases into IRAs. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service, you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable limited contingent deferred sales charge for Class A shares and contingent deferred sales charge for Class B and C shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subject to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments(R) family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If the Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES
The Fund may accept investments from funds of funds, including those within the Delaware Investments(R) family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on both the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Fund's investment advisor, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS tables are intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                                                          CLASS A
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             Year
                                                                                                                            ended
                                                                                                                            10/31
DELAWARE REIT FUND                                                   2005          2004          2003          2002          2001
---------------------------------------------------------      ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   21.140        17.400    $   14.170    $   14.270    $   13.460

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                                            0.441         0.445         0.617         0.517         0.594

Net realized and unrealized gain on investments                     2.101         4.333         3.531         0.399         0.776
                                                               ----------    ----------    ----------    ----------    ----------

Total from investment operations                                    2.542         4.778         4.148         0.916         1.370
                                                               ----------    ----------    ----------    ----------    ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income (loss)                                       (0.435)       (0.544)       (0.566)       (0.593)       (0.560)

Net realized gain (loss) on investments                            (1.857)       (0.494)       (0.352)       (0.423)            -
                                                               ----------    ----------    ----------    ----------    ----------

Total dividends and distributions                                  (2.292)       (1.038)       (0.918)       (1.016)       (0.560)
                                                               ----------    ----------    ----------    ----------    ----------
NET ASSET VALUE, END OF PERIOD                                 $   21.390    $   21.140    $   17.400    $   14.170    $   14.270
                                                               ==========    ==========    ==========    ==========    ==========

TOTAL RETURN(3)                                                     12.27%        28.43%        30.59%         6.17%        10.27%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                        $  285,579    $  308,100    $  253,995    $  163,432    $   62,869

Ratio of expenses to average net assets                              1.34%         1.40%         1.40%         1.38%         1.29%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                     1.39%         1.58%         1.59%         1.38%         1.35%

Ratio of net investment income to average net assets                 2.07%         2.35%         4.06%         3.39%         4.14%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly            2.02%         2.17%         3.87%         3.39%         4.08%

Portfolio turnover                                                     37%           43%           48%           65%           61%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes divided and interested income earned from a fund's investments: it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

                                                                                                                            CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Year
                                                                                                                              ended
                                                                                                                              10/31
                                                            -----------------------------------------------------------------------
DELAWARE REIT FUND                                                 2005           2004           2003           2002           2001
---------------------------------------------------------   -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    21.120    $    17.380    $    14.170    $    14.260    $    13.460

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                                          0.281          0.302          0.502          0.404          0.498

Net realized and unrealized gain on investments                   2.089          4.338          3.518          0.402          0.765
                                                            -----------    -----------    -----------    -----------    -----------

Total from investment operations                                  2.370          4.640          4.020          0.806          1.263
                                                            -----------    -----------    -----------    -----------    -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income (loss)                                     (0.273)        (0.406)        (0.458)        (0.473)        (0.463)

Net realized gain (loss) on investments                          (1.857)        (0.494)        (0.352)        (0.423)             -
                                                            -----------    -----------    -----------    -----------    -----------

Total dividends and distributions                                (2.130)        (0.900)        (0.810)        (0.896)        (0.463)
                                                            -----------    -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD                              $    21.360    $    21.120    $    17.380    $    14.170    $    14.260
                                                            ===========    ===========    ===========    ===========    ===========

TOTAL RETURN(3)                                                   11.39%         27.54%         29.53%          5.43%          9.44%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                     $    72,917    $    85,009    $    72,331    $    57,824    $    29,423

Ratio of expenses to average net assets                            2.09%          2.15%          2.15%          2.13%          2.04%

Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                   2.09%          2.28%          2.30%          2.13%          2.10%

Ratio of net investment income to average net assets               1.32%          1.60%          3.31%          2.64%          3.39%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly          1.32%          1.47%          3.16%          2.64%          3.33%

Portfolio turnover                                                   37%            43%            48%            65%            61%

                                                                                                                            CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                               Year
                                                                                                                              ended
                                                                                                                              10/31
                                                            -----------------------------------------------------------------------
DELAWARE REIT FUND                                                 2005           2004           2003           2002           2001
---------------------------------------------------------   -----------    -----------    -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    21.120    $    17.380    $    14.170    $    14.260    $    13.460

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                                          0.281          0.302          0.502          0.404          0.504

Net realized and unrealized gain on investments                   2.099          4.338          3.518          0.402          0.759
                                                            -----------    -----------    -----------    -----------    -----------

Total from investment operations                                  2.380          4.640          4.020          0.806          1.263
                                                            -----------    -----------    -----------    -----------    -----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income (loss)                                     (0.273)        (0.406)        (0.458)        (0.473)        (0.463)

Net realized gain (loss) on investments                          (1.857)        (0.494)        (0.352)        (0.423)             -
                                                            -----------    -----------    -----------    -----------    -----------

Total dividends and distributions                                (2.130)        (0.900)        (0.810)        (0.896)        (0.463)
                                                            -----------    -----------    -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD                              $    21.370    $    21.120    $    17.380    $    14.170    $    14.260
                                                            ===========    ===========    ===========    ===========    ===========

TOTAL RETURN(3)                                                   11.44%         27.54%         29.53%          5.43%          9.44%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                     $    70,860    $    73,040    $    58,206    $    38,581    $    16,326

Ratio of expenses to average net assets                            2.09%          2.15%          2.15%          2.13%          2.04%

Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                   2.09%          2.28%          2.30%          2.13%          2.10%

Ratio of net investment income to average net assets               1.32%          1.60%          3.31%          2.64%          3.39%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly          1.32%          1.47%          3.16%          2.64%          3.33%

Portfolio turnover                                                   37%            43%            48%            65%            61%

                                                                                              CLASS R
-----------------------------------------------------------------------------------------------------
                                                                                               Period
                                                                                  Year      6/2/03(1)
                                                                                 ended             to
                                                                                 10/31       10/31/03
DELAWARE REIT FUND                                                 2005           2004           2003
---------------------------------------------------------   -----------    -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD                        $    21.130    $    17.400    $    15.620

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                                          0.373          0.377          0.331

Net realized and unrealized gain on investments                   2.097          4.341          1.683
                                                            -----------    -----------    -----------

Total from investment operations                                  2.470          4.718          2.014
                                                            -----------    -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income (loss)                                     (0.353)        (0.494)        (0.234)

Net realized gain (loss) on investments                          (1.857)        (0.494)             -
                                                            -----------    -----------    -----------

Total dividends and distributions                                (2.210)        (0.988)        (0.234)
                                                            -----------    -----------    -----------

NET ASSET VALUE, END OF PERIOD                              $    21.390    $    21.130    $    17.400
                                                            ===========    ===========    ===========
TOTAL RETURN(3)                                                   11.90%         28.04%         13.02%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                     $     4,168    $     2,035    $       353

Ratio of expenses to average net assets                            1.66%          1.75%          1.75%

Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                   1.69%          1.88%          1.98%

Ratio of net investment income to average net assets               1.75%          2.00%          4.75%

Ratio of net investment income to average net assets
 prior to expense limitation and expenses paid indirectly          1.72%          1.87%          4.52%

Portfolio turnover                                                   37%            43%            48%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER RATE
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NAREIT Equity REIT Index
The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
The total value of all the assets in a fund's portfolio less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REAL ESTATE INVESTMENT TRUSTS (REITS)
A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
A commission that is charged on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate financial advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide special tax advantages and a simple way to transfer property to a minor.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the fund's internet Web site (www.delawareinvestments.com). You may obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

Delaware
Investments(R)
----------------------------------
A member of Lincoln Financal Group


CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918
Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern
Time:

o    For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE REIT FUND SYMBOLS

             CUSIP        Nasdaq
             -----        ------
Class A      246248868    DPREX
Class B      246248819    DPRBX
Class C      246248793    DPRCX
Class R      246248561    DPRRX

Investment Company Act file number: 811-6322

VALUE EQUITY



Prospectus     FEBRUARY 28, 2006
--------------------------------------------------------------------------------

               DELAWARE REIT FUND
               INSTITUTIONAL CLASS










THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS, AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group

TABLE OF CONTENTS

FUND PROFILE                                                              PAGE 2
Delaware REIT Fund                                                             2

HOW WE MANAGE THE FUND                                                    PAGE 5
Our investment strategies                                                      5
The securities we typically invest in                                          6
The risks of investing in the Fund                                             9
Disclosure of portfolio holdings information                                  11

WHO MANAGES THE FUND                                                     PAGE 12
Investment manager                                                            12
Portfolio manager                                                             12
Who's who?                                                                    13

ABOUT YOUR ACCOUNT                                                       PAGE 14
Investing in the Fund                                                         14
How to buy shares                                                             15
Fair valuation                                                                16
How to redeem shares                                                          17
Account minimum                                                               18
Frequent trading of Fund shares                                               18
Dividends, distributions and taxes                                            20
Certain management considerations                                             20
Manager of managers structure                                                 21

FINANCIAL HIGHLIGHTS                                                     PAGE 22

GLOSSARY                                                                 PAGE 24

ADDITIONAL INFORMATION                                                   PAGE 27

PROFILE: DELAWARE REIT FUND

WHAT ARE THE FUND'S GOALS?
The Delaware REIT Fund seeks maximum long-term total return, with capital appreciation as a secondary objective. Although the Fund will strive to meet its goals, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
Delaware REIT Fund primarily invests in securities of companies that are principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts (the "80% policy").

In managing the Delaware REIT Fund portfolio, we strive to include REITs that represent a variety of different sectors in the real estate industry. As we consider individual REITs for the portfolio, we carefully evaluate each REIT's management team. We generally look for those that:

o    retain a substantial portion of the properties' cashflow;

o    effectively use capital to expand;

o    have a strong ability to raise rents; and

o    can create a franchise value for the REIT.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio.

Because we concentrate our investments in the real estate industry, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. Its investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. If the Fund holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Delaware REIT Fund is considered "non-diversified" under federal laws and regulations that govern mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page 9.

The Fund's 80% policy described above may be changed without shareholder approval. However, shareholders would be given at least 60 days notice prior to any such change.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

WHO SHOULD INVEST IN THE FUND
o    Investors seeking a high level of long-term total return.

o Investors willing to invest in equity securities of companies principally engaged in the real estate industry.

o Investors seeking to diversify their equity holdings by adding exposure to the real estate markets.

WHO SHOULD NOT INVEST IN THE FUND
o Investors unwilling to accept the risks of investing in the real estate industry as well as in a non-diversified fund.

o Investors who are unwilling to accept that the value of their investment may fluctuate, sometimes significantly, over the short term.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

HOW HAS DELAWARE REIT FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how annual returns for the Fund's Institutional Class shares have varied over the past eight calendar years, as well as the average annual returns of the Institutional Class shares for one-year, five-year and lifetime periods. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)

       1998          1999          2000          2001          2002          2003          2004          2005
-----------    ----------    ----------    ----------    ----------    ----------    ----------    ----------
     -12.09%       -2.57%        32.83%         8.80%         4.20%        34.07%        31.41%         6.78%

During the periods illustrated in this bar chart, Institutional Class' highest quarterly return was 14.67% for the quarter ended December 31, 2004 and its lowest return was -8.93% for the quarter ended September 30, 1998.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                       LIFETIME
                                                                       INCEPTION
                                             1 YEAR       5 YEARS      11/11/97)
---------------------------------------   ----------    ----------    ----------
Return before taxes                             6.78%        16.36%        12.18%

Return after taxes on distributions             3.68%        13.83%         9.33%

Return after taxes on distributions and
  sale of Fund shares                           7.21%        13.21%         9.05%

NAREIT Equity REIT Index
  (reflects no deduction for fees,
  expenses, or taxes)                          12.16%        19.08%        11.65%(1)

The Fund's returns above are compared to the performance of the NAREIT Equity REIT Index. You should remember that, unlike the Fund, the index is unmanaged and does not reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the Fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) The NAREIT Equity REIT Index reports returns on a monthly basis. The chart above reflects the return from November 30, 1997 through December 31, 2005.

WHAT ARE THE FUND'S FEES AND EXPENSES?

YOU DO NOT PAY SALES CHARGES directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on
purchases as a percentage of offering price                                none

Maximum contingent deferred sales charge
(load) as a percentage of original purchase
price or redemption price, whichever is lower                              none

Maximum sales charge (load) imposed on
reinvested dividends                                                       none

Redemption fees                                                            none

Exchange fees(1)                                                           none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.

Management fees                                                            0.74%

Distribution and service (12b-1) fees                                      none

Other expenses                                                             0.35%

Total operating expenses                                                   1.09%

THIS EXAMPLE is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.2 This example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                  $   111

3 years                                                                 $   347

5 years                                                                 $   601

10 years                                                                $ 1,329

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(2) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here.

HOW WE MANAGE THE FUND

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for the Fund. The following describes how the portfolio management team pursues the Fund's investment goals.

The Delaware REIT Fund strives to achieve maximum long-term total return. Capital appreciation is a secondary objective. We invest in securities of companies principally engaged in the real estate industry. Under normal circumstances, the Fund will invest at least 80% of its net assets in investments of REITs. The Fund may also invest in equity securities of real estate industry operating companies known as REOCs.

We do not normally acquire securities for short-term purposes; however, we may take advantage of short-term opportunities that are consistent with the Fund's investment objectives.

Delaware REIT Fund's investment objectives are non-fundamental. This means that the Board of Trustees may change the objectives without obtaining shareholder approval. If the objectives were changed, we would notify shareholders at least 60 days before the change in the objectives became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks offer investors the potential for capital appreciation. Certain stocks that we invest in may pay dividends as well.

              SECURITIES                             HOW WE USE THEM
--------------------------------------    --------------------------------------
REAL ESTATE INVESTMENT TRUSTS: A          We may invest without limit in shares
company, usually traded publicly, that    of REITs.
manages a portfolio of real estate to
earn profits for shareholders.

REITs are generally classified as
equity REITs, mortgage REITs or a
combination of equity and mortgage
REITs. Equity REITs invest the
majority of their assets directly in
real property, derive income primarily
from the collection of rents and can
realize capital gains by selling
properties that have appreciated in
value. Mortgage REITs invest the
majority of their assets in real
estate mortgages and derive income
from the collection of interest
payments. By investing in REITs
indirectly through the Fund, a
shareholder bears a proportionate
share of the expenses of a fund and
indirectly shares similar expenses of
the REITs.

REAL ESTATE INDUSTRY OPERATING            We may invest without limit in REOCs.
COMPANIES (REOCS): We consider a REOC
to be a company that derives at least
50% of its gross revenues or net
profits from: (1) Ownership,
development, construction, financing,
management or sale of commercial,
industrial or residential real estate,
(2) Products or services related to
the real estate industry, such as
building supplies or mortgage
servicing.

FOREIGN SECURITIES AND AMERICAN           The Fund's investments may from time
DEPOSITARY RECEIPTS: Securities of        to time include sponsored or
foreign entities issued directly or,      unsponsored ADRs that are actively
in the case of American Depositary        traded in the United States.
Receipts (ADRs), through a U.S. bank.
ADRs represent the bank's holdings of     We may invest up to 10% of the Fund's
a stated number of shares of a foreign    net assets in securities of foreign
corporation. An ADR entitles the          issuers. Such foreign securities may
holder to all dividends and capital       be traded on a foreign exchange, or
gains earned by the underlying foreign    they may be in the form of ADRs.
shares. ADRs are typically bought and
sold on U.S. securities exchanges in
the same way as other U.S. securities.
Sponsored ADRs are issued jointly by
the issuer of the underlying security
and the depositary, and unsponsored
ADRs are issued by the depositary
without the participation of the
issuer of the underlying security.

              SECURITIES                             HOW WE USE THEM
--------------------------------------    --------------------------------------
OPTIONS AND FUTURES: Options represent    If we have stocks that have unrealized
a right to buy or sell a security or      gains, we may want to protect those
group of securities at an agreed upon     gains when we anticipate adverse
price at a future date. The purchaser     conditions. We might use options or
of an option may or may not choose to     futures to neutralize the effect of
go through with the transaction; the      any price declines, without selling
seller must go through with the           the security. We might also use
transaction.                              options or futures to gain exposure to
                                          a particular market segment without
Writing a call option on a security       purchasing individual securities in
obligates the owner of the security to    that segment. We might use this
sell it at an agreed upon price on an     approach if we had excess cash that we
agreed upon date (usually no more than    wanted to invest quickly.
nine months in the future). The writer
of the call option receives a premium     We might use covered call options if
payment from the purchaser of the call    we believe that doing so would help
option, but if the security               the Fund to meet its investment
appreciates to a price greater than       objectives.
the agreed upon selling price, the
Fund would lose out on those gains. A     Use of these strategies can increase
call option written by the Fund is        the operating costs of the Fund and
"covered" if the Fund owns the            can lead to loss of principal.
security underlying the option or has
an absolute and immediate right to
acquire that security without
additional cash consideration.

Futures contracts are agreements for
the purchase or sale of securities at
a specified price, on a specified
date. Unlike an option, a futures
contract must be executed unless it is
sold before the settlement date.

Options and futures are generally
considered to be derivative
securities.

REPURCHASE AGREEMENTS: An agreement       Typically, we use repurchase
between a buyer of securities, such as    agreements as a short-term investment
the Fund, and a seller of securities,     for the Fund's cash position. In order
in which the seller agrees to buy the     to enter into repurchase agreements,
securities back within a specified        the Fund must have collateral of 102%
time at the same price the buyer paid     of the repurchase price. Except when
for them, plus an amount equal to an      we believe a temporary defensive
agreed upon interest rate. Repurchase     approach is appropriate, the Fund will
agreements are often viewed as            not hold more than 5% of its total
equivalent to cash.                       assets in cash or other short-term
                                          investments. All short-term
                                          investments will be rated AAA by
                                          Standard & Poor's or Aaa by Moody's
                                          Investors Service or if unrated, be of
                                          comparable quality, based on our
                                          evaluation. The Fund will only enter
                                          into repurchase agreements in which
                                          the collateral is comprised of U.S.
                                          government securities.

RESTRICTED SECURITIES: Privately          We may invest in privately placed
placed securities whose resale is         securities, including those that are
restricted under U.S. securities laws.    eligible for resale only among certain
                                          institutional buyers without
                                          registration, commonly known as "Rule
                                          144A Securities." Restricted
                                          securities that are determined to be
                                          illiquid may not exceed the Fund's 15%
                                          limit on illiquid securities which is
                                          described below.We may invest without
                                          limitation in Rule 144A Securities
                                          that are deemed to be liquid.

ILLIQUID SECURITIES: Securities that      We may invest up to 15% of the Fund's
do not have a ready market, and cannot    net assets in illiquid securities.
be sold within seven days at
approximately the price at which a
fund has valued them.

The Delaware REIT Fund may also invest in convertible securities, including enhanced convertible securities, as well as mortgage-backed securities, U.S. government securities and zero coupon bonds. The Fund may invest a portion of its net assets in foreign securities directly. Please see the Statement of Additional Information (SAI) for additional descriptions and risk information on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for use in their securities transactions. These transactions may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money from banks as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may hold a substantial part of the Fund's assets in cash or cash equivalents. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The table below describes the chief risks you assume when investing in the Fund. Please see the SAI for further discussion of these risks and other risks not discussed here.

               RISKS                           HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
MARKET RISK is the risk that all or a     We maintain a long-term investment
majority of the securities in a           approach and focus on securities we
certain market - like the stock or        believe can appreciate over an
bond market - will decline in value       extended time frame regardless of
because of factors such as economic       interim market fluctuations. We do not
conditions, future expectations or        try to predict overall market
investor confidence.                      movements. Although we may hold
                                          securities for any amount of time, we
                                          generally do not trade for short-term
                                          purposes.

                                          We may hold a substantial part of the
                                          Fund's assets in cash or cash
                                          equivalents as a temporary, defensive
                                          strategy.

INDUSTRY AND SECURITY RISK: Industry      In Delaware REIT Fund we hold a number
risk is the risk that the value of        of different individual securities,
securities in a particular industry       seeking to manage security risk.
will decline because of changing          However, we do concentrate on the real
expectations for the performance of       estate industry. As a consequence, the
that industry.                            share price of the Fund may fluctuate
                                          in response to factors affecting that
Securities risk is the risk that the      industry, and may fluctuate more
value of an individual stock or bond      widely than a portfolio that invests
will decline because of changing          in a broader range of industries. The
expectations for the performance of       Fund may be more susceptible to any
the individual company issuing the        single economic, political or
stock or bond.                            regulatory occurrence affecting the
                                          real estate industry.

INTEREST RATE RISK is the risk that       Delaware REIT Fund is subject to
securities will decrease in value if      interest rate risk. If the Fund
interest rates rise.                      invests in real estate investment
                                          trusts that hold fixed rate
                                          obligations, we would expect the value
                                          of those trusts to decrease if
                                          interest rates rise and increase if
                                          interest rates decline. However, lower
                                          interest rates also tend to increase
                                          the chances that a bond will be
                                          refinanced, which can hurt the returns
                                          of REITs that hold fixed rate
                                          obligations. We strive to manage this
                                          risk by monitoring interest rates and
                                          evaluating their potential impact on
                                          securities already in the portfolio or
                                          those we are considering for purchase.

               RISKS                           HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
REAL ESTATE INDUSTRY RISKS include        Since the Fund invests principally in
among others:                             REITs, it is subject to the risks
                                          associated with the real estate
o  possible declines in the value of      industry. We will strive to manage
   real estate;                           these risks through careful selection
                                          of individual REIT securities;
o  risks related to economic              however, investors should carefully
   conditions;                            consider these risks before investing
                                          in the Fund.
o  possible shortage of mortgage
   funds;

o  overbuilding and extended
   vacancies;

o  increased competition;

o  changes in property taxes,
   operating expenses or zoning laws;

o  costs of environmental clean-up, or
   damages from natural disasters;

o  limitations or fluctuations in rent
   payments;

o  cashflow fluctuations; and

o  defaults by borrowers.

REITs are also subject to the risk of
failing to qualify for tax-free
pass-through of income under the
Internal Revenue Code and/or failing
to qualify for an exemption from
registration as an investment company
under the Investment Company Act of
1940.

NON-DIVERSIFIED FUNDS: Non-diversified    Delaware REIT Fund is a
investment companies have the             non-diversified fund and is subject to
flexibility to invest as much as 50%      this risk. Nevertheless, we typically
of their assets in as few as two          hold securities from a variety of
issuers with no single issuer             different issuers, representing
accounting for more than 25% of the       different sectors of the real estate
portfolio. The remaining 50% of the       industry. We also perform extensive
portfolio must be diversified so that     analysis on all securities. We are
no more than 5% of a fund's assets is     particularly diligent in reviewing
invested in the securities of a single    securities that represent a larger
issuer. Because a non-diversified fund    percentage of portfolio assets.
may invest its assets in fewer
issuers, the value of fund shares may
increase or decrease more rapidly than
if the fund were fully diversified.

FOREIGN RISK is the risk that foreign     We may invest up to 10% of the
securities may be adversely affected      Delaware REIT Fund's total assets in
by political instability, changes in      foreign securities; however we
currency exchange rates, foreign          typically invest only a small portion
economic conditions or inadequate         of assets in foreign securities, so
regulatory and accounting standards.      this is not expected to be a major
                                          risk to the Fund.

               RISKS                           HOW WE STRIVE TO MANAGE THEM
--------------------------------------    --------------------------------------
LIQUIDITY RISK is the possibility that    We limit exposure to illiquid
securities cannot be readily sold         securities to no more than 15% of the
within seven days at approximately the    Fund's net assets.
price that a fund has valued them.

FUTURES AND OPTIONS RISK is the           Delaware REIT Fund may use futures
possibility that a fund may experience    contracts and options on futures
a loss if it employs an options or        contracts, as well as options on
futures strategy related to a security    securities for hedging purposes. We
or a market index and that security or    limit the amount of the Fund's assets
index moves in the opposite direction     that may be committed to these
from what the manager anticipated.        strategies. Our obligations related to
Futures and options also involve          futures and options transactions will
additional expenses, which could          not exceed 20% of the Fund's total
reduce any benefit or increase any        assets and we will not enter into
loss that the Fund experiences from       additional futures contracts or
using the strategy.                       options on them if more than 5% of the
                                          Fund's assets would be required as
                                          margin deposits or premiums on the
                                          options.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For its services, the manager was paid an aggregate fee of 0.74% of average daily net assets for the last fiscal year.

A discussion of the basis for the Board of Trustees' approval of the Fund's investment advisory contract is available in the Fund's annual report to shareholders for the fiscal year ended October 31, 2005.

PORTFOLIO MANAGER
Damon J. Andres has primary responsibility for making day-to-day investment decisions for the Fund.

DAMON J. ANDRES, CFA Vice President, Senior Portfolio Manager, Mr. Andres, who joined Delaware Investments in 1994, currently serves as the portfolio manager for REIT investments and convertibles. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates, Inc. Mr. Andres earned a bachelor's degree in business administration with an emphasis in finance and accounting from the University of Richmond.

The SAI for the Fund provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of Fund shares.

WHO'S WHO?

This diagram shows the various organizations involved in managing, administering and servicing the Delaware Investments(R) Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                                                  BOARD OF TRUSTEES
    INVESTMENT MANAGER                                                                        CUSTODIAN
Delaware Management Company                                                              JPMorgan Chase Bank
    2005 Market Street                                                                4 Chase Metrotech Center
Philadelphia, PA 19103-7094                            THE FUND                          Brooklyn, NY 11245

                                               DISTRIBUTOR                      SERVICE AGENT
                                       Delaware Distributors, L.P.     Delaware Service Company, Inc.
                                           2005 Market Street                2005 Market Street
                                       Philadelphia, PA 19103-7094       Philadelphia, PA 19103-7094

                                 FINANCIAL INTERMEDIARY WHOLESALER
                               Lincoln Financial Distributors, Inc.
                                        2001 Market Street
                                    Philadelphia, PA 19103-7055
   PORTFOLIO MANAGERS
(see page 12 for details)

                                                    SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the board of trustees must be independent of the fund's investment manager and distributor. However, the Delaware REIT Fund relies on certain exemptive rules adopted by the SEC that require its Board of Trustees to be comprised of a majority of such independent Trustees. These independent fund Trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, another series of Delaware Management Business Trust, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution, including mutual funds managed by the Fund's investment manager, investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Fund's manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

o programs sponsored by financial intermediaries where such programs require the purchase of Institutional Class shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must first call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more Delaware Investments(R) Funds for shares of other Delaware Investments(R) Funds. Please keep in mind, however, that you may not exchange your shares for Class B, Class C or Class R shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your financial advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (NYSE), which is normally 4:00 p.m. Eastern Time, you will pay that day's closing share price, which is based on the Fund's net asset value (NAV). If your order is received after the close of regular trading on the NYSE, you will pay the next business day's price. A business day is any day that the NYSE is open for business (Business Day). We reserve the right to reject any purchase order.

We determine the NAV per share for each class of the Fund at the close of regular trading on the NYSE on each Business Day. The NAV per share for each class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the Fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your financial advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receive the request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, your Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments(R) Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You do not pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's Prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B, Class C or Class R shares of the funds in the Delaware Investments(R) family.

FREQUENT TRADING OF FUND SHARES
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments(R) family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" -- that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term roundtrips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund's current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

RISKS OF MARKET TIMING By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund's performance if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and the fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high-yield bonds, asset-backed securities or municipal bonds.

TRANSACTION MONITORING PROCEDURES The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in fund shares for violations of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to apply its monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts, the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Fund shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and Distributions. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. Dividends, if any, are paid quarterly and capital gains, if any, are paid annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. If the Fund later determines that the information reported to shareholders for a year was incorrect, the Fund may be required to provide shareholders with an amended information statement (Form 1099-DIV) for such year. This might cause shareholders that had filed a U.S. federal income tax return for that year to have to amend their return and pay additional tax and interest on any underpayment for such year.

Avoid "Buying A Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax Considerations. In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale.

Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

THIS DISCUSSION OF "DIVIDENDS, DISTRIBUTIONS AND TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND.

CERTAIN MANAGEMENT CONSIDERATIONS
INVESTMENTS BY FUND OF FUNDS AND SIMILAR INVESTMENT VEHICLES
The Fund may accept investments from funds of funds, including those within the Delaware Investments(R) family, as well as from similar investment vehicles, such as 529 Plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and will attempt to minimize any adverse effects on the Fund and the funds of funds as a result of these transactions.

MANAGER OF MANAGERS STRUCTURE
At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Fund's investment advisor, to appoint and replace sub-advisors, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund, subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Fund, Delaware Management Company may, in the future, recommend to the Fund's Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisors to manage all or a portion of the Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Fund is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by the Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund, including Delaware Management Company's responsibility for all advisory services furnished by a sub-advisor.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 510-4015.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               INSTITUTIONAL CLASS
                                                              --------------------------------------------------------------------
                                                                                                                        YEAR ENDED
                                                                                                                             10/31
DELAWARE REIT FUND                                                2005          2004           2003          2002             2001
-----------------------------------------------------------   -----------   ------------   -----------   -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    21.150   $     17.410   $    14.190   $    14.280   $    13.470

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(1)                                            0.494          0.492         0.656         0.555         0.625

Net realized and unrealized gain on investments                     2.101          4.341         3.520         0.412         0.778
                                                              -----------   ------------   -----------   -----------   -----------

Total from investment operations                                    2.595          4.833         4.176         0.967         1.403
                                                              -----------   ------------   -----------   -----------   -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              (0.478)        (0.599)       (0.604)       (0.634)       (0.593)

Net realized gain on investments                                   (1.857)        (0.494)       (0.352)       (0.423)            -
                                                              -----------   ------------   -----------   -----------   -----------

Total dividends and distributions                                  (2.335)        (1.093)       (0.956)       (1.057)       (0.593)
                                                              -----------   ------------   -----------   -----------   -----------

NET ASSET VALUE, END OF PERIOD                                $    21.410   $     21.150   $    17.410   $    14.190   $    14.280
                                                              ===========   ============   ===========   ===========   ===========

Total return(2)                                                     12.54%         28.78%        30.80%         6.52%        10.51%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                       $    58,428   $     53,261   $    28,782   $     8,850   $     1,823

Ratio of expenses to average net assets                              1.09%          1.15%         1.15%         1.13%         1.04%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                             1.09%          1.28%         1.30%         1.13%         1.10%

Ratio of net investment income (loss) to average net assets          2.32%          2.60%         4.31%         3.64%         4.39%

Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly            2.32%          2.47%         4.16%         3.64%         4.33%

Portfolio turnover                                                     37%            43%           48%           65%           61%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME(LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income (loss) by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

GLOSSARY

HOW TO USE THIS GLOSSARY
This glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text, please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. When interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. Bonds rated Ba/BB or lower are commonly known as junk bonds. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

CURRENCY EXCHANGE RATES
The price at which one country's currency can be converted into another's. This exchange rate varies almost daily according to a wide range of political, economic and other factors.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining the fund's portfolio of securities and distributing its shares. They are paid from the fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invested is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bonds.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and a market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NAREIT EQUITY REIT INDEX
The NAREIT Equity REIT Index is a benchmark of real estate investment trusts that invest in many types of U.S. property.

NASD
The National Association of Securities Dealers, Inc., which is responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P), and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
The total value of all the assets in a fund's portfolio, less any liabilities.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stock also often pays dividends at a fixed rate and is sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO (P/E)
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REAL ESTATE INVESTMENT TRUSTS (REITS)
A real estate investment trust is a company that is usually traded publicly, that manages a portfolio of real estate to make profits for shareholders.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares. Mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid. Signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
A document that provides more detailed information about a fund's organization, management, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE in the Fund's annual and semiannual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the period covered by the report. You can find more information about the Fund in the current Statement of Additional Information (SAI), which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. The Fund's SAI and annual and semiannual reports to shareholders are also available, free of charge, through the Fund's internet Web site (www.delawareinvestments.com). You may obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC Web site (www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

                      This page intentionally left blank.

DELAWARE
INVESTMENTS(R)
-----------------------------------
A member of Lincoln Financial Group

CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE
800 510-4015

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE REIT FUND SYMBOLS

                                Cusip        Nasdaq
                              ---------      ------
Institutional Class           246248777       DPRSX

Investment Company Act file number: 811-6322

PROSPECTUS                       DELAWARE POOLED TRUST
--------------------------------------------------------------------------------
                                 U.S. EQUITIES

                                 The Large-cap Growth Equity Portfolio
                                 The Large-Cap Value Equity Portfolio
                                 The Mid-Cap Growth Equity Portfolio
                                 The Small-Cap Growth Equity Portfolio
                                 The Focus Smid-Cap Growth Equity Portfolio
                                  (formerly, The Small-Cap Growth II
                                  Equity Portfolio)
                                 The Smid-Cap Growth Equity Portfolio
                                 The Real Estate Investment Trust Portfolio
                                 The Real Estate Investment Trust Portfolio II The All-Cap Growth Equity Portfolio

                                 INTERNATIONAL EQUITIES
                                 The International Equity Portfolio
                                 The Labor Select International Equity Portfolio The Emerging Markets Portfolio

                                 U.S. FIXED INCOME
                                 The Intermediate Fixed Income Portfolio
                                 The Core Focus Fixed Income Portfolio
                                 The High-Yield Bond Portfolio
                                 The core Plus Fixed Income Portfolio

                                 INTERNATIOAL FIXED INCOME
                                 The Global Fixed Income Portfolio
                                 The International Fixed Income Portfolio


                                             DELAWARE
                                             INVESTMENTS(R)
                                             -----------------------------------
                                             A MEMBER OF LINCOLN FINANCIAL GROUP

                                             DELAWARE
                                             INVESTMENTS(R)
                                             -----------------------------------
                                             A MEMBER OF LINCOLN FINANCIAL GROUP

                                             DELAWARE
                                             POOLED TRUST

                                             PROSPECTUS February 28, 2006

This Prospectus offers 18 Portfolios. Each Portfolio provides a no-load investment alternative for institutional clients and high net-worth individuals. Delaware Pooled Trust (Fund) is designed to meet the investment needs of discerning institutional investors and high net-worth individuals who desire experienced investment management and place a premium on personal service.


EQUITY ORIENTED
THE LARGE-CAP GROWTH EQUITY PORTFOLIO
THE LARGE-CAP VALUE EQUITY PORTFOLIO
THE MID-CAP GROWTH EQUITY PORTFOLIO
THE SMALL-CAP GROWTH EQUITY PORTFOLIO
THE FOCUS SMID-CAP GROWTH EQUITY PORTFOLIO
 (FORMERLY, THE SMALL-CAP GROWTH II
 EQUITY PORTFOLIO)
THE SMID-CAP GROWTH EQUITY PORTFOLIO
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO(1),(2)
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II(2)
THE ALL-CAP GROWTH EQUITY PORTFOLIO
THE INTERNATIONAL EQUITY PORTFOLIO
THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO
THE EMERGING MARKETS PORTFOLIO

FIXED-INCOME ORIENTED
THE INTERMEDIATE FIXED INCOME PORTFOLIO
THE CORE FOCUS FIXED INCOME PORTFOLIO
THE HIGH-YIELD BOND PORTFOLIO
THE CORE PLUS FIXED INCOME PORTFOLIO
THE GLOBAL FIXED INCOME PORTFOLIO
THE INTERNATIONAL FIXED INCOME PORTFOLIO

(1) The Real Estate Investment Trust Portfolio offers six classes of shares. This Prospectus relates only to The Real Estate Investment Trust Portfolio Class shares, which commenced operations on November 4, 1997.

(2) The Real Estate Investment Trust Portfolio and The Real Estate Investment Trust Portfolio II are sometimes referred to collectively as "The Real Estate Investment Trust Portfolios" in this Prospectus.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS AND ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
RISK/RETURN SUMMARY: INVESTMENTS,
RISKS, PERFORMANCE AND FEES
The Large-Cap Growth Equity Portfolio                                   PAGE   1
The Large-Cap Value Equity Portfolio                                           3
The Mid-Cap Growth Equity Portfolio                                            5
The Small-Cap Growth Equity Portfolio                                          7
The Focus Smid-Cap Growth Equity Portfolio
 (formerly, The Small-Cap Growth II Equity Portfolio)                          9
The Smid-Cap Growth Equity Portfolio                                          12
The Real Estate Investment Trust Portfolios                                   14
The All-Cap Growth Equity Portfolio                                           19
The International Equity Portfolio                                            22
The Labor Select International Equity Portfolio                               25
The Emerging Markets Portfolio                                                29
The Intermediate Fixed Income Portfolio                                       33
The Core Focus Fixed Income Portfolio                                         36
The High-Yield Bond Portfolio                                                 39
The Core Plus Fixed Income Portfolio                                          42
The Global Fixed Income Portfolio                                             46
The International Fixed Income Portfolio                                      50

ADDITIONAL INVESTMENT INFORMATION                                       PAGE  54

RISK FACTORS                                                            PAGE  60

MANAGEMENT OF THE FUND                                                  PAGE  65
Shareholder Services                                                          74

HOW TO PURCHASE SHARES                                                  PAGE  75
Redemption of Shares                                                          76
Other Purchase and Redemption Considerations                                  79
Valuation of Shares                                                           81
Dividends and Capital Gains Distributions                                     81
Taxes                                                                         82

FINANCIAL HIGHLIGHTS                                                    PAGE  83

APPENDIX A - RATINGS                                                    PAGE 100

PROFILE: THE LARGE-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The Large-Cap Growth Equity Portfolio seeks capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. For purposes of the Portfolio, we will generally consider large-capitalization companies to be those that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 1000(R) Growth Index. While the market capitalization of companies in the Russell 1000 Growth Index ranged from approximately $898 million to approximately $371 billion as of December 31, 2005, the Portfolio will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of large-capitalization companies (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom up approach, we seek to select securities that we believe have attractive end market potential, which describes the possibilities of the market place that an individual stock's goods and/or services will be sold, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic values of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

Although we tend to hold a relatively focused portfolio of between 25 to 40 stocks, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may also invest in other securities, including preferred stock, real estate investment trusts, warrants, equity and debt securities that are convertible into stocks, debt securities of government and corporate issuers and investment company securities, futures and options. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices, which can be caused by a decline in the stock market or poor performance from specific companies that can result from negative earnings reports.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LARGE-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

There is no performance information quoted for The Large-Cap Growth Equity Portfolio because the Portfolio had not yet completed a full calendar year of investment operations. The Portfolio's inception date was November 1, 2005.

WHAT ARE THE LARGE-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES ARE deducted from The Large-Cap Growth Equity Portfolio's assets.

Investment advisory fees(1)                                              0.55%

Distribution and service (12b-1) fees                                    none

Other expenses(2)                                                        0.36%

Total annual operating expenses(1)                                       0.91%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year(4)                                                              $   93

3 years(4)                                                             $  290

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.65% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. If the amount the Manager has committed to waive were deducted, investment advisory fees and total annual operating expenses are expected to be 0.29% and 0.65%, respectively.
(2)  Other expenses are based on estimates for the current fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.
(4) The Large-Cap Growth Equity Portfolio has not projected expenses beyond the three-year period shown because the Fund had not yet completed a full year of investment operations as of the date of this Prospectus. The Portfolio's inception date was November 1, 2005.

PROFILE: THE LARGE-CAP VALUE EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The Large-Cap Value Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in equity securities of large-capitalization companies (the 80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Portfolio currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, we seek to select securities that we believe are undervalued in relation to their intrinsic value as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. We also consider a company's plans for future operations on a selective basis.

The Portfolio invests primarily in securities of large-capitalization companies that we believe have long-term capital appreciation potential. We follow a value-oriented investment philosophy in selecting stocks for the Portfolio using a research-intensive approach that considers factors such as: security prices that reflect a market valuation that is judged to be below the estimated present or future value of the company; favorable earnings growth prospects; expected above-average return on equity and dividend yield; financial condition of the issuer; and various qualitative factors.

We may sell a security if we no longer believe the security will contribute to meeting the investment objective of the Portfolio. In considering whether to sell a security, we may evaluate, among other things, the condition of the U.S. economy, the condition of foreign economies, meaningful changes in the issuer's financial condition, and changes in the condition and outlook in the issuer's industry sector.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices, which can be caused by a decline in the stock market or poor performance from specific companies that can result from negative earnings reports. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt securities, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LARGE-CAP VALUE EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Large-Cap Value Equity Portfolio. We show how returns before taxes for The Large-Cap Value Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns compared to the performance of the Russell 1000(R) Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1000 largest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Large-Cap Value Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(The Large-cap Value Equity Portfolio)

   1996        1997        1998      1999        2000      2001       2002        2003        2004        2005
-------    --------    --------   -------    --------   -------   ---------   --------   ---------    --------
  20.60%      30.53%      11.84%    -2.06%      12.86%    -3.93%     -14.15%     28.24%      10.20%       4.67%

During the periods illustrated in this bar chart. The Large-Cap Value Equity Portfolio's highest Quarterly return was 17.91% for the quarter ended June 30, 2003 and its lowest quarterly return was - 18.55% for the quarter ended September 30, 2002.

THE LARGE-CAP VALUE EQUITY PORTFOLIO                      1 YEAR     5 YEARS     10 YEARS
------------------------------------------------------   --------   ---------   ---------
Return before taxes                                          4.67%       4.05%       9.03%

Return after taxes on distributions                          4.07%       3.54%       7.10%

Return after taxes on distributions and
 sale of Portfolio shares                                    3.03%       3.20%       6.83%

Russell 1000 Value Index
 (reflects no deduction for fees, expenses or taxes)         7.05%       5.28%      10.94%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

WHAT ARE THE LARGE-CAP VALUE EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Large-Cap Value Equity Portfolio's assets.

Investment advisory fees(1)                                              0.55%

Distribution and  service (12b-1) fees                                   none

Other expenses(2)                                                        0.73%

Total annual operating expenses(1)                                       1.28%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                               $    130

3 years                                                              $    406

5 years                                                              $    702

10 years                                                             $  1,545

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.68% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees, other expenses and total annual operating expenses would have been 0.00%, 0.68% and 0.68%, respectively.
(2) Other expenses have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE MID-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth. Current income is expected to be incidental. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio invests primarily in equity securities of medium-sized companies that we believe present, at the time of purchase, significant long-term growth potential. For purposes of the Portfolio, we will generally consider mid-capitalization companies to be those that have total market capitalizations between $1 billion and $10 billion at the time of purchase. Subject to the 80% policy described below, the Portfolio may invest in securities issued by companies having a capitalization outside that range when, in our opinion, such companies exhibit the same characteristics and growth potential as companies within the range. Equity securities include, but are not to be limited to, common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred stocks. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of mid-capitalization companies (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We assess economic, industry, market and company developments to select investments in promising emerging growth companies that are expected to benefit from new technology, new products or services, research discoveries, rejuvenated management and the like. However, subject to its 80% Policy, the Portfolio may invest in any equity security that, in our judgment, provides the potential for significant capital appreciation.

Although we do not attempt to time the market, the Portfolio may hold cash or invest in short-term debt securities or other money market instruments when, in our opinion, such holdings are prudent given the prevailing market conditions. Under normal market conditions, the Portfolio may hold as much as 20% of its net assets in cash or short-term debt securities or other money market instruments, although it will generally not hold more than 10% of its net assets in cash or short-term investments. The Portfolio also may, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks maximum long-term capital growth by investing primarily in mid-capitalization companies, its investments are likely to involve a higher degree of liquidity risk and price volatility than investments in larger capitalization securities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt securities, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE MID-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Mid-Cap Growth Equity Portfolio. We show how returns before taxes for The Mid-Cap Growth Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns compared to the performance of the Russell Midcap(R) Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000(R) Index, which measures the 1000 largest companies in the Russell 3000(R) Index. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Mid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(The Mid-Cap Growth Equity Portfolio)

   1996      1997      1998      1999      2000      2001      2002      2003      2004      2005
-------    ------    ------    ------    ------    ------    ------    ------    ------    ------
  13.40%    13.00%    20.14%   66.98%     -9.71%   -13.87%   -24.46%    39.34%    12.15%    10.45%

During the periods illustrated in this bar chart. The Mid-Cap Growth Equity Portfolio's highest quarterly return was 48.12% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.03% for the quarter ended September 30, 2000.

                              AVERAGE ANNUAL RETURNS for periods ending 12/31/05

THE MID-CAP GROWTH EQUITY PORTFOLIO                      1 YEAR      5 YEARS     10 YEARS
----------------------------------------------------   ----------   ---------   ---------
Return before taxes                                         10.45%       2.35%      10.06%

Return after taxes on distributions                          9.22%       2.00%       5.46%

Return after taxes on distributions and
 sale of Portfolio shares                                    7.81%       1.93%       6.49%

Russell Midcap Growth Index
(reflects no deduction for fees, expenses or taxes)         12.10%       1.38%       9.27%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

WHAT ARE THE MID-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Mid-Cap Growth Equity Portfolio's assets.

Investment advisory fees(1)                                              0.75%

Distribution and service (12b-1) fees                                    none

Other expenses                                                           0.24%

Total annual operating expenses(1)                                       0.99%


THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $   101

3 years                                                               $   315

5 years                                                               $   547

10 years                                                              $ 1,213

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.93% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total annual operating expenses would have been 0.69% and 0.93%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE SMALL-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio will invest primarily in equity securities of companies that we believe have the potential for high earnings growth. For purposes of this Portfolio, we will consider small-capitalization companies to be those which generally represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or NASDAQ (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than provided by an investment in a fund that seeks capital appreciation from common stocks of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that the Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and the ratings, if any, of those securities will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small-capitalization companies (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. Also, under normal circumstances, no more than 20% of the Portfolio's net assets may be invested in debt securities of corporate and government issuers.

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price-to-earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may also engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities, which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small-capitalization companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. Investments in foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory or accounting standards. If, and to the extent that, we invest in options and futures, the Portfolio will be subject to the special risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE SMALL-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Small-Cap Growth Equity Portfolio. We show how returns before taxes for The Small-Cap Growth Equity Portfolio have varied over the past seven calendar years, as well as average annual returns for one year, five years and since inception - with average annual returns compared to the performance of the Russell 2000(R) Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During some of the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Small-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(The Small-cap Growth Equity Portfolio)

      1999         2000         2001         2002         2003         2004         2005
----------   ----------   ----------   ----------   ---------   -----------   ---------
     60.53%       -6.14%      -16.83%      -18.60%       32.79%       12.02%        5.91%

During the periods illustrated in this bar chart. The Small-Cap Growth Equity Portfolio's highest quarterly return was 34.73% for the quarter ended December 31, 1999 and its lowest quarterly return was - 27.33%for the quarter ended September 30, 2001

                              AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                               SINCE INCEPTION
THE SMALL-CAP GROWTH EQUITY PORTFOLIO                    1 YEAR     5 YEARS       (9/15/98)
----------------------------------------------------    --------   --------   ------------------
Return before taxes                                         5.91%      1.30%         11.04%

Return after taxes on distributions                         5.91%      1.30%         10.46%

Return after taxes on distributions and
 sale of Portfolio shares                                   3.84%      1.11%          9.38%

Russell 2000 Growth Index (reflects no deduction for
 fees, expenses or taxes)                                   4.15%      2.28%          6.10%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

(1) The Russell 2000 Growth Index reports returns on a monthly basis. This figure reflects the return from September 30, 1998 through December 31, 2005.

WHAT ARE THE SMALL-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Small-Cap Growth Equity Portfolio's assets.

Investment advisory fees(1)                                              0.75%

Distribution and service (12b-1) fees                                    none

Other expenses                                                           0.11%

Total annual operating expenses(1)                                       0.86%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $    88

3 years                                                               $   274

5 years                                                               $   477

10 years                                                              $ 1,061

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE FOCUS SMID-CAP GROWTH EQUITY PORTFOLIO (FORMERLY, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO)

WHAT IS THE PORTFOLIO'S GOALS?

The Focus Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? The Portfolio invests primarily in common stocks of growth-oriented companies that we believe have long-term capital appreciation potential and expect to grow faster than the U.S. economy. We particularly seek small to mid-sized companies that address large market opportunities, which describe the possibilities of the market place that an individual large cap stock's goods and/or services will be sold. For purposes of the Portfolio, we will generally consider companies that, at the time of purchase, have total market capitalizations within the range of market capitalizations of companies in the Russell 2500(TM) Growth Index. The Portfolio will normally invest in common stocks of companies with market capitalizations of at least $300 million at the time of purchase.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small and mid-capitalization companies (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Using a bottom up approach, we seek to select securities that we believe have attractive end market potential, which describes the possibilities of the market place that an individual stock's goods and/or services will be sold, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic values of the securities. We also consider a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation. All of these factors give us insight into the outlook for a company, helping us identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

The Portfolio generally holds 25-30 stocks, although from time to time the Portfolio may hold fewer or more names depending on our assessment of the investment opportunities available. In addition, we maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the Portfolio if it were to experience a period of slow or declining growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

The Portfolio may engage in options and futures transactions. In addition, the Portfolio may invest up to 10% of its assets in foreign securities, which may include Global Depositary Receipts and, without limitation, in sponsored and unsponsored American Depositary Receipts that are actively traded in the U.S.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small and mid-capitalization companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. Investments in foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory or accounting standards. If, and to the extent that, we invest in options and futures, the Portfolio will be subject to the special risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE FOCUS SMID-CAP GROWTH EQUITY PORTFOLIO (FORMERLY, THE SMALL-CAP GROWTH II EQUITY PORTFOLIO) PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Focus Smid-Cap Growth Equity Portfolio. We show how returns before taxes for The Focus Smid-Cap Growth Equity Portfolio have varied over the past two calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Russell 2000(R) Growth Index and the Russell 2500(TM) Growth Index. The RusseLL 2000 Growth Index measures the performance of those Russell 2000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000(R) Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. Although the Portfolio had been benchmarked previously against the Russell 2000 Growth Index, we have determined that it would be more appropriate to use the Russell 2500 Growth Index going forward. The Russell 2500 Growth Index measures the performance of those Russell 2500(TM) Index with higher price-to-book ratios anD higher forecasted growth values. The Russell 2500 Index measures the performance of the 2500 smallest companies in the Russell 3000 Index, which is described above. The indices are unmanaged and do not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Focus Smid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(The Focus Smid-cap Growth Equity Portfolio)

   2004      2005
-------   -------
  11.65%     2.24%

During the periods illurstrated in this bar chart. The Focus Smid-Cap Grown Equity portfoilo's highest quarterly return was 15.21% for the quarter ended December 31, 2004 and its lowest quarterly return was -7.99% for the quarter ended March 31, 2005.

                              AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                          SINCE INCEPTION
THE FOCUS SMID-CAP GROWTH EQUITY PORTFOLIO                                       1 YEAR     (12/1/03)
-----------------------------------------------------------------------------   -------   ---------------
Return before taxes                                                                2.24%         6.01%

Return after taxes on distributions                                                2.24%         6.01%

Return after taxes on distributions and sale of Portfolio shares                   1.45%         5.13%

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)      4.15%         9.11%(1)

Russell 2500 Growth Index (reflects no deduction for fees, expenses or taxes)      8.17%        11.34%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

(1) The Russell 2000 Growth Index and the Russell 2500 Growth Index report returns on a monthly basis. These figures reflect returns from December 31, 2003 through December 31, 2005.

WHAT ARE THE FOCUS SMID-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Focus Smid-Cap Growth Equity Portfolio's assets.

Investment advisory fees(1)                                              0.75%

Distribution and service (12b-1) fees                                    none

Other expenses(2)                                                        1.17%

Total annual operating expenses(1)                                      1.92%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $   195

3 years                                                               $   603

5 years                                                               $ 1,037

10 years                                                              $ 2,243

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.92% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees, other expenses and total annual operating expenses would have been 0.00%, 0.92% and 0.92%, respectively.
(2) Other expenses have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE SMID-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The Smid-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio will invest primarily in equity securities of small- and mid-sized companies that we believe have the potential for high earnings growth at the time of purchase. For purposes of this Portfolio, we will generally consider small-capitalization companies to be those which represent the smallest 25% in terms of market capitalization of U.S. equity securities listed on a national securities exchange or on NASDAQ (at the time of purchase), and we will generally consider mid-capitalization companies to be those that have total market capitalizations between $1 billion and $10 billion (at the time of purchase). The Portfolio has been designed to provide investors with potentially greater long-term rewards than are provided by an investment in a fund that seeks capital appreciation from common stock of companies with more established earnings histories. In pursuing its objective, the Portfolio anticipates that it will invest primarily in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities of small- and mid-capitalization companies (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will invest in equity securities of companies that we believe are undervalued and have the potential for high earnings growth. Companies in which the Portfolio invests generally will meet one or more of the following criteria: high historical earnings-per-share (EPS) growth; high projected future EPS growth; an increase in research analyst earnings estimates; attractive relative price to earnings ratios; and high relative discounted cash flows. In selecting the Portfolio's investments, we also focus on companies with capable management teams, strong industry positions, sound capital structures, high returns on equity, high reinvestment rates and conservative financial accounting policies.

The Portfolio may engage in options and futures transactions. In addition, the Portfolio may invest up to 20% of its assets in foreign securities, which may include Global Depository Receipts.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term, debt obligations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected primarily by changes in stock prices. Because the Portfolio seeks long-term capital appreciation by investing primarily in small- and mid-capitalization companies, its investments are likely to involve a higher degree of liquidity and price volatility than investments in larger capitalization securities. Investments in foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. If, and to the extent that, we invest in options and futures, the Portfolio will be subject to the special risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE SMID-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Smid-Cap Growth Equity Portfolio. We show the return before taxes for The Smid-Cap Growth Equity Portfolio for the past calendar year, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Russell 2500(TM) Growth Index. The Russell 2500 Growth Index measures the performance of those stocks in the Russell 2500(TM) Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2500 smallest companies in the Russell 3000 Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Smid-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(The Smid-Cap Growth Equity Portfolio)

   2005
-------
   3.76%

During the periods illurstrated in this bar chart. The Smid-Cap Growth Equity Portfolio's highest quarterly return was 3.35% for the quarter ended June 30, 2005 and its lowest quarterly return was -4.78% for the quarter ended March 31, 2005.

                              AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                          SINCE INCEPTION
THE SMID-CAP GROWTH EQUITY PORTFOLIO                                             1 YEAR      (12/1/04)
-----------------------------------------------------------------------------   -------   ---------------
Return before taxes                                                                3.76%       6.60%

Return after taxes on distributions                                                3.76%       6.60%

Return after taxes on distributions and sale of Portfolio shares                   2.44%       5.61%

Russell 2500 Growth Index (reflects no deduction for fees, expenses or taxes)      8.17%       8.17%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

(1) The Russell 2500 Growth Index reports returns on a monthly basis. This figure reflects return from December 31, 2004 through December 31, 2005.

WHAT ARE THE SMID-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Smid-Cap Growth Equity Portfolio's assets.

Investment advisory fees(1)                                              0.75%

Distribution and service (12b-1) fees                                    none

Other expenses(2)                                                        1.61%

Total annual operating expenses(1)                                       2.36%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $   239

3 years                                                               $   736

5 years                                                               $ 1,260

10 years                                                              $ 2,696

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.92% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees, other expenses and total annual operating expenses would have been 0.00%, 0.92% and 0.92%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE REAL ESTATE INVESTMENT TRUST PORTFOLIO AND THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II

WHAT ARE EACH PORTFOLIO'S GOALS?

Each Portfolio seeks maximum long-term total return, with capital appreciation as a secondary objective. Although each Portfolio will strive to achieve its goals, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
Each Portfolio primarily invests in securities of companies principally engaged in the real estate industry. The Portfolios are considered "non-diversified" under the federal laws and regulations that regulate mutual funds, which means that they can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, each Portfolio will invest at least 80% of its net assets in investments of real estate investment trusts (REITs) (80% Policy). The Portfolios' 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Each Portfolio may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like investment companies such as the Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements in the Internal Revenue Code (Code), as amended.

Each Portfolio also invests in equity securities of real estate industry operating companies (REOCs). We define a REOC as a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. A Portfolio's investments in equity securities of REITs and REOCs may include, from time to time, sponsored or unsponsored American Depositary Receipts actively traded in the United States. Equity securities include, but are not to be limited to, common stocks, preferred stocks, securities convertible into common stocks and securities having common stock characteristics, such as rights and warrants to purchase common stocks. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection.

Each Portfolio may also, to a limited extent, enter into futures contracts on stocks, purchase or sell options on such futures, engage in certain options transactions on stocks and enter into closing transactions with respect to those activities. These activities will be entered into to facilitate each Portfolio's ability to quickly deploy into the stock market the Portfolio's positions in cash, short-term debt securities and other money market instruments, at times when the Portfolio's assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Portfolio.

Each Portfolio may hold cash or invest in short-term debt securities and other money market instruments when we believe such holdings are prudent given current market conditions. Except when we believe a temporary defensive approach is appropriate, a Portfolio generally will not hold more than 5% of its total assets in cash or such short-term investments. All of these short-term investments will be of the highest quality as determined by a nationally recognized statistical ratings organization (e.g. AAA by S&P or Aaa by Moody's) or be of comparable quality as we determine.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with a Portfolio's investment objectives.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in each Portfolio will increase and decrease according to changes in the value of a Portfolio's investments. In addition, a Portfolio's share price and yield will fluctuate in response to movements in stock prices. Because the Portfolios concentrate their investments in the real estate industry, an investment in either Portfolio may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general and their investments may tend to fluctuate more in value than a portfolio that invests in a broader range of industries. To the extent that a Portfolio holds real estate directly, as a result of defaults, or receives rental income from its real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolios are also affected by interest rate changes, particularly if the real estate investment trusts we are holding use floating rate debt to finance their ongoing operations.

Because each Portfolio is non-diversified, adverse effects on any single Portfolio investment may affect a larger portion of its overall assets and subject the Portfolio to greater risks than a diversified portfolio.

REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exemptions from the Investment Company Act of 1940, as amended (1940 Act). By investing in REITs indirectly through a Portfolio, a shareholder bears not only a proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. For a further discussion of the special risks presented by investing in REITs, see "Risk Factors -- Real Estate Industry Risk."

Investments in foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. If, and to the extent that, we invest in options and futures, the Portfolios will be subject to the special risks associated with those activities. To the extent that the Portfolios hold a large portion of its assets in cash or short-term debt obligations, they may be unable to achieve their investment goals.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in a Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in a Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss these Portfolios with your investment consultant to determine whether they are appropriate investments for you.

HOW HAS THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio Class. We show how returns before taxes for The Real Estate Investment Trust Portfolio Class of the Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is representative of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Real Estate Investment Trust Portfolio Class commenced operations on November 11, 1997. Pursuant to applicable regulation, total return shown for periods prior to commencement of operations is that of the original (and then only) class of shares offered by The Real Estate Investment Trust Portfolio, which commenced operations on December 6, 1995. That original class has been redesignated Delaware REIT Fund Class A. Like The Real Estate Investment Trust Portfolio Class, the original class, prior to its redesignation, did not carry a front-end sales charge and was not subject to rule 12b-1 distribution expenses. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During some of the periods shown, Delaware Management Company has waived fees and paid expenses of The Real Estate Investment Trust Portfolio Class. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR-BY-YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(The Real Estate Investment Trust Portfolio Class)

   1996      1997      1998      1999      2000      2001      2002      2003      2004      2005
-------   -------   -------    ------   -------    ------    ------    ------    ------    -------
  41.81%    31.34%   -12.09%    -2.57%    32.83%     3.80%     4.20%    33.99%    31.42%     6.78%

During the periods illurstrated in this bar chart. The Real Estate Investment Trust Portfolio's highest quarterly return was 21.32% for the quarter ended December 31, 1996 and its lowest quarterly return was -8.94% for the quarter ended September 30, 1998.

                              AVERAGE ANNUAL RETURNS for periods ending 12/31/05

THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS          1 YEAR      5 YEARS     10 YEARS
------------------------------------------------------   ---------   ---------   -----------
Return before taxes                                           6.78%      16.35%      16.28%

Return after taxes on distributions                           3.69%      13.82%      13.36%

Return after taxes on distributions and
 sale of Portfolio shares                                     7.22%      13.20%      12.82%

NAREIT Equity REIT Index
(reflects no deduction for fees, expenses or taxes)          12.16%      19.08%      14.50%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

WHAT ARE THE REAL ESTATE INVESTMENT TRUST PORTFOLIO CLASS' FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The
Real Estate Investment Trust Portfolio Class' assets.

Investment advisory fees                                                 0.74%

Distribution and service (12b-1) fees                                    none

Other expenses                                                           0.35%

Total annual operating expenses                                          1.09%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(1) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $   111

3 years                                                               $   347

5 years                                                               $   601

10 years                                                              $ 1,329

(1) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.

HOW HAS THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Real Estate Investment Trust Portfolio II. We show how returns before taxes for The Real Estate Investment Trust Portfolio II have varied over the past eight calendar years, as well as average annual returns for one year, five years and since inception - with average annual returns compared to the performance of the NAREIT Equity REIT Index. The NAREIT Equity REIT Index is representative of tax-qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Real Estate Investment Trust Portfolio II. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (The Real Estate Investment Trust Portfolio II)

   1998         1999         2000          2001          2002          2003          2004          2005
-------    ---------    ---------    ----------    ----------    ----------    ----------    ----------
 -12.97%       -1.89%       33.12%         9.41%         4.54%        34.91%        30.21%         6.78%

During the periods illustrated in this bar chart, The highest quarterly return was 14.36% for the quarter ended December 31, 2004 and its lowest quarterly return was -9.62% for the quarter ended September 30, 2002.

                                                                                                    SINCE INCEPTION
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II                              1 YEAR       5 YEARS           (11/4/97)
-----------------------------------------------------------------------   -------   -----------    ----------------
Return before taxes                                                         6.78%        16.49%         12.08%

Return after taxes on distributions                                         3.78%        14.33%          9.98%

Return after taxes on distributions and sale of Portfolio shares            6.43%        13.50%          9.46%

NAREIT Equity REIT Index
 (reflects no deduction for fees, expenses or taxes)                       12.16%        19.08%         11.63%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

(1) The NAREIT Equity REIT Index reports returns on a monthly basis. This figure reflects the return from November 30, 1997 through December 31, 2005.

WHAT ARE THE REAL ESTATE INVESTMENT TRUST PORTFOLIO II'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Real Estate Investment Trust Portfolio II's assets.

Investment advisory fees(1)                                              0.75%

Distribution and service (12b-1) fees                                    none

Other expenses                                                           0.14%

Total annual operating expenses(1)                                       0.89%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.((2)) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $    91

3 years                                                               $   284

5 years                                                               $   493

10 years                                                              $ 1,096

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.86% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total annual operating expenses would have been 0.72% and 0.86%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE ALL-CAP GROWTH EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES? We invest primarily in common stocks of companies that we believe have long-term capital appreciation potential and are expected to grow faster than the U.S. economy. We consider companies of any size or market capitalization. Using a bottom up approach, we seek to select securities that we believe have attractive end market potential, which describes the possibilities of the market place that an individual stock's goods and/or services will be sold, or dominance of a profitable niche market, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. We also consider a company's operational efficiencies, management plans for capital allocation and the company's shareholder orientation.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Portfolio. Specifically, we look for structural changes in the economy, industry or product cycle changes, or changes in management, targeting those companies that can best capitalize on such changes. The following is a description of how the portfolio managers pursue the Portfolio's investment goals.

We strive to identify companies that offer the potential for long-term price appreciation because they are likely to experience sustainable free cash flow growth. Using a bottom up approach, we look for companies that:

o have attractive end market potential or dominance of a profitable niche market, dominant business models and strong cash flow generation;
o    demonstrate operational and scale efficiencies;
o    have demonstrated expertise for capital allocation; or
o    have clear shareholder oriented governance and compensation policies.

All of these factors give us insight into the outlook for a company, helping us to identify companies poised for sustainable free cash flow growth. We believe that sustainable free cash flow growth, if it occurs, may result in price appreciation for the company's stock.

We maintain a diversified portfolio, typically holding a mix of different stocks, representing a wide array of industries and a mix of small companies, medium-size companies and large companies.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Portfolio will increase and decrease according to changes in the value of the securities in the Portfolio. This Portfolio will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the stock market or poor performance in specific companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations. Because the Portfolio seeks long-term capital appreciation by investing a portion of its portfolio in small- and mid-capitalization companies, its investments in these securities are likely to involve a lower degree of liquidity and greater price volatility than investments in larger capitalization securities.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE ALL-CAP GROWTH EQUITY PORTFOLIO PERFORMED?
THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The All-Cap Growth Equity Portfolio. We show how returns before taxes for The All-Cap Growth Equity Portfolio have varied over the past five calendar years, as well as average annual returns for one year, five years and since inception - with average annual returns compared to the performance of the Russell 3000(R) Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The All-Cap Growth Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (The All-Cap Growth Equity Portfolio)

     2001          2002          2003          2004          2005
---------     ---------    ----------    ----------     ----------
   -23.82%       -31.46%        36.89%         8.78%         7.16%

During the periods illustrated in this bar chart, The All-Cap Growth Equity Portfolio's highest quarterly return was 21.92% for the quarter ended December 31, 2001 and its lowest quarterly return was -26.92% for the quarter ended March 31, 2001.

HOW HAS THE ALL-CAP GROWTH EQUITY PORTFOLIO PERFORMED?

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                           SINCE INCEPTION
THE ALL-CAP GROWTH EQUITY PORTFOLIO                                   1 YEAR   5 YEARS         (3/31/00)
-----------------------------------------------------------------    -------   -------    ----------------
Return before taxes                                                    7.16%    -3.59%         -6.31%

Return after taxes on distributions                                    7.16%    -3.59%         -6.31%

Return after taxes on distributions and sale of Portfolio shares       4.65%    -3.01%         -5.23%

Russell 3000 Growth Index
 (reflects no deduction for fees, expenses or taxes)                   5.17%    -3.15%         -8.08%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

WHAT ARE THE ALL-CAP GROWTH EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             None

Maximum sales charge (load) imposed on
 reinvested dividends                                                    None

Purchase reimbursement fees                                              None

Redemption reimbursement fees                                            None

Exchange fees                                                            None

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The All-Cap Growth Equity Portfolio's assets.

Investment advisory fees(1)                                              0.75%

Distribution and service (12b-1) fees                                    None

Other expenses(2)                                                        0.39%

Total annual operating expenses(1)                                       1.14%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $   116

3 years                                                               $   362

5 years                                                               $   628

10 years                                                              $ 1,386

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.89% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total annual operating expenses would have been 0.50% and 0.89%, respectively.
(2) Other expenses have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio invests primarily in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside the United States, and that, in our opinion, are undervalued at the time of purchase based on our fundamental analysis. Investments will be made mainly in marketable securities of companies located in developed countries.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Equity securities include, but are not to be limited to, common stocks, securities convertible into common stock, securities having common stock characteristics, such as rights and warrants to purchase common stocks and preferred securities. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may from time to time, hold its assets in cash (which may be U.S. dollars or foreign currencies, including the Euro), or may invest in short-term debt securities or other money market instruments. Except when we believe a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

Our approach in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we consider movement in the price of individual securities, and the impact of currency adjustment on a United States domiciled, dollar-based investor. We also conduct research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value oriented dividend discount methodology toward individual securities and market analysis which isolates value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. Our approach is long-term in orientation, and it is expected that the annual turnover rate of the Portfolio will not exceed 75% under normal circumstances.

In an international portfolio, currency returns can be an integral component of an investment's total return. We will use a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country. Eventually, currencies should trade at levels that would make it possible for the dollar to buy the same amount of goods and services overseas as in the United States. When the dollar buys less, the foreign currency may be overvalued. When the dollar buys more, the foreign currency may be undervalued. Securities available in an undervalued currency may offer greater return potential and may be an attractive investment.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in the stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risks not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be adversely affected by changes in currency rates, which may reduce or eliminate any gains produced by investments, and exchange control regulations, and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent that the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal. In addition, to the extent that the Portfolio invests in fixed income securities, the value of those securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Equity Portfolio. We show how returns before taxes for The International Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE(R) (MSCI EAFE) Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in approximately 21 exchanges in Europe, Australasia and the Far East (excluding the U.S. & Canada). The index returns below do not take into effect any foreign withholding tax. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. From commencement of operations through April 30, 2001, Mondrian Investment Partnership Limited (formerly Delaware International Advisers Ltd.) voluntarily waived fees and paid expenses of The International Equity Portfolio. Returns for these periods would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (The Internationa Equity Portfolio)

   1996        1997        1998        1999        2000         2001         2002         2003         2004         2005
-------   ---------    --------   ---------   ---------   ----------   ----------   ----------   ----------   ------------
  13.02%      20.35%       5.13%      10.01%      17.41%        0.49%       -9.88%       -9.00%       21.02%       12.84%

During the periods illustrated in this bar chart, The International Equity Portfolio's highest querterly Portfolio's highest quarterly return was 22.52% for the quarter ended june 30, 2003 and its lowest quarterly return was -18.61% for the quarter ended September 30, 2002.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

THE INTERNATIONAL EQUITY PORTFOLIO                                   1 YEAR  5 YEARS   10 YEARS
-----------------------------------------------------------------   -------  -------   --------
Return before taxes                                                   12.84%    9.67%     10.05%

Return after taxes on distributions                                   11.46%    9.01%      8.67%

Return after taxes on distributions and sale of Portfolio shares       8.88%    8.11%      8.12%

Morgan Stanley Capital International EAFE Index
 (reflects no deduction for fees, expenses or taxes)                  14.02%    4.94%      6.18%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

WHAT ARE THE INTERNATIONAL EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
reinvested dividends                                                     none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Equity Portfolio's assets.

Investment advisory fees                                                 0.75%

Distribution and service (12b-1) fees                                    none

Other expenses                                                           0.13%

Total annual operating expenses                                          0.88%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(1) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $    90

3 years                                                               $   281

5 years                                                               $   488

10 years                                                              $ 1,084


(1) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.

PROFILE: THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The Labor Select International Equity Portfolio seeks maximum long-term total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio will primarily invest in equity securities of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States, and which, in our opinion, are undervalued at the time of purchase based on the rigorous fundamental analysis that we employ. In addition to following these quantitative guidelines, we will select securities of issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in equity securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

In selecting portfolio securities, we emphasize strong performance in falling markets relative to other mutual funds focusing on international equity investments. Equity securities include, but are not limited to, common stocks, securities convertible into common stocks, securities having common stock characteristics, such as rights and warrants to purchase common stocks, and preferred shares. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. Additionally, the Portfolio may, from time to time, hold its assets in cash (which may be U.S. dollars or foreign currency, including the Euro) or may invest in short-term debt securities or other money market instruments. Except when a temporary defensive approach is appropriate, the Portfolio generally will not hold more than 5% of its assets in cash or such short-term instruments.

The Portfolio may make limited use (not more than 15% of its assets) of foreign fixed-income securities when, in our opinion, attractive opportunities exist relative to those available through equity securities or the short-term investments described above. The foreign fixed-income securities in which the Portfolio may invest may be U.S. dollar or foreign currency denominated, including the Euro, and may include obligations of foreign governments, foreign government agencies, supranational organizations or corporations and other private entities. Such governmental fixed-income securities will be, at the time of purchase, of the highest quality (e.g., AAA by S&P or Aaa by Moody's) or of comparable quality. Corporate fixed-income securities will be, at the time of purchase, rated in one of the top two rating categories (e.g., AAA and AA by S&P or Aaa and Aa by Moody's) or of comparable quality.

Our approach in selecting investments for the Portfolio is primarily quantitatively oriented to individual stock selection and is value driven. In selecting stocks for the Portfolio, we identify those stocks which we believe will provide the highest total return over a market cycle, taking into consideration the movement in the price of the individual security, the impact of currency adjustment on a United States domiciled, dollar-based investor and the investment guidelines described below. We conduct extensive fundamental research on a global basis, and it is through this research effort that securities with the potential for maximum long-term total return are identified. The center of the fundamental research effort is a value oriented dividend discount methodology applied to individual securities and market analysis which isolates value across country boundaries. Our approach focuses on future anticipated dividends and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made.

Supplementing our quantitative approach to stock selection, we also attempt to follow certain qualitative investment guidelines which seek to identify issuers that present certain characteristics that are compatible or operate in accordance with certain investment policies or restrictions followed by organized labor. These qualitative investment guidelines include country screens, as well as additional issuer-specific criteria. The country screens require that the securities are of companies domiciled in those countries that are included in the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index and Canada, as long as the country does not appear on any list of prohibited or boycotted nations of the AFL-CIO or certain other labor organizations. Nations that are currently in this index include, among others, Japan, the United Kingdom, Germany, France and the Netherlands. In addition, the Portfolio will tend to favor investment in issuers located in those countries that we perceive as enjoying favorable relations with the United States. Pursuant to the Portfolio's issuer-specific criteria, the Portfolio will: (1) invest only in companies which are publicly traded; (2) focus on companies that show, in our opinion, evidence of pursuing fair labor practices; (3) focus on companies that have not been subject to penalties or tariffs imposed by applicable U.S. government agencies for unfair trade practices within the previous two years; and (4) not invest in initial public offerings. Evidence of pursuing fair labor practices would include whether a company has demonstrated patterns of non-compliance with applicable labor or health and safety laws. The qualitative labor sensitivity factors that we will utilize in selecting securities will vary over time, and will be solely in our discretion.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective. It is anticipated that the annual turnover rate of the Portfolio, under normal circumstances, will generally not exceed 100%.

Currency considerations carry a special risk for a portfolio of international securities, and we use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio's share prices and yields will fluctuate in response to movements in stock prices and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risks not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be adversely affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, exchange control regulations, and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, to the extent the Portfolio invests in securities of companies in emerging markets, those investments present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets. To the extent that the Portfolio invests in fixed income securities, the value of those securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Labor Select International Equity Portfolio. We show how returns before taxes for The Labor Select International Equity Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns compared to the performance of the Morgan Stanley Capital International EAFE(R) (MSCI EAFE) Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in approximately 21 exchanges in Europe, Australasia and the Far East (excluding the US & Canada). The index returns below do not take into effect any foreign withholding tax. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During some of the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The Labor Select International Equity Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (The Labor Select International Equity Portfolio)

   1996        1997        1998        1999        2000         2001         2002        2003        2004        2005
-------   ---------   ---------   ---------   ---------   ----------   ----------   ---------   ---------    --------
  22.08%      10.83%      11.90%      10.56%       3.99%      -10.73%       -6.40%      40.42%      20.47%      12.41%

During the periods illustrated in this bar chart, The Labour-SelectInernational Equity Portfolio's highest querterly Portfolio's highest quarterly return was 22.54% for the quarter ended june 30, 2003 and its lowest quarterly return was -18.02% for the quarter ended September 30, 2002.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO                      1 YEAR   5 YEARS   10 YEARS
-----------------------------------------------------------------   -------   -------   --------
Return before taxes                                                   12.41%     9.70%     10.71%

Return after taxes on distributions                                   11.34%     9.01%      9.42%

Return after taxes on distributions and sale of Portfolio shares       8.18%     8.12%      8.77%

Morgan Stanley Capital International EAFE Index
 (reflects no deduction for fees, expenses or taxes)                  14.02%     4.94%      6.18%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

WHAT ARE THE LABOR SELECT INTERNATIONAL EQUITY PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Labor Select International Equity Portfolio's assets.

Investment advisory fees(1)                                              0.75%

Distribution   and  service (12b-1) fees                                 none

Other expenses                                                           0.14%

Total annual operating expenses(1)                                       0.89%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $    91

3 years                                                               $   284

5 years                                                               $   493

10 years                                                              $ 1,096

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.96% of average daily net assets.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.

PROFILE: THE EMERGING MARKETS PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The Emerging Markets Portfolio seeks long-term capital appreciation. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Emerging Markets Portfolio is an international fund. The Portfolio generally invests in equity securities of companies organized in, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries. Equity securities include, but are not limited to, common stocks, preferred stocks, convertible securities, certain non-traditional equity securities and warrants. To the extent that this Portfolio invests in convertible debt securities, those securities will be purchased on the basis of their equity characteristics, and ratings of those securities, if any, will not be an important factor in their selection. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds, which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in investments of emerging market issuers (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio considers an "emerging country" to be any country that is generally recognized to be an emerging or developing country by the international financial community, including the World Bank and the International Finance Corporation, as well as countries that are classified by the United Nations as developing. In addition, any country that is included in the International Finance Corporation Free Index or Morgan Stanley Capital International Emerging Markets Index will be considered to be an "emerging country." There are more than 130 countries that are generally considered to be emerging or developing countries by the international financial community, approximately 40 of which currently have stock markets. Almost every nation in the world is included within this group of developing or emerging countries except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western and Northern Europe.

The Portfolio will focus its investments in those emerging countries where we consider the economies to be developing strongly and where the markets are becoming more sophisticated. Currently, investing in many other emerging countries is not feasible, or may, in our opinion, involve unacceptable political risks. We believe that investment opportunities may result from an evolving long-term international trend favoring more market-oriented economies, a trend that may particularly benefit certain countries having developing markets. This trend may be facilitated by local or international political, economic or financial developments that could benefit the capital markets in such countries.

In considering possible emerging countries in which the Portfolio may invest, we will place particular emphasis on factors such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions. We currently anticipate that the countries in which the Portfolio may invest will include, among others, Argentina, Brazil, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Kazakhstan, Kenya, Korea, Malaysia, Mexico, Morocco, Pakistan, Panama, Peru, the Philippines, Poland, Romania, Russia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Ukraine, Venezuela, Vietnam and Zimbabwe. As markets in other emerging countries develop, we expect to expand and further diversify the countries in which the Portfolio invests.

Although this is not an exclusive list, we consider an emerging country equity security to be one that is issued by a company that exhibits one or more of the following characteristics: (1) its principal securities trading market is in an emerging country, as defined above; (2) while traded in any market, alone or on a consolidated basis, the company derives 50% or more of its annual revenues from either goods produced, sales made or services performed in emerging countries; or (3) it is organized under the laws of, and has a principal office in, an emerging country. We will determine eligibility based on publicly available information and inquiries made of the companies.

Up to 35% of the Portfolio's net assets may be invested in debt securities issued by emerging country companies, and foreign governments, their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high-risk fixed-income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality. The Portfolio may also invest in Brady Bonds and zero coupon bonds. The Portfolio may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, including the Euro. For temporary defensive purposes, the Portfolio may invest all or a substantial portion of its assets in high-quality debt instruments.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio primarily will be affected by changes in stock and bond prices and currency exchange rates. Investments in securities of non-U.S. companies are generally denominated in foreign currencies and involve certain risks not typically associated with investing in U.S. companies. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio may be adversely affected by changes in currency rates, exchange control regulations, and may incur costs in connection with conversions between currencies. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. In addition, investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in Western Europe and other developed markets.

Because the Portfolio is non-diversified, adverse effects on any single Portfolio investment may affect a larger portion of its overall assets and subject the Portfolio to greater risks than a diversified portfolio. To the extent that the Portfolio invests in fixed income securities, the value of these securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. High yield, high risk bonds (commonly known as "junk bonds") are riskier than investment grade bonds and have a higher likelihood of default on payment of interest and principal. They also tend to exhibit greater price volatility, which could increase the price volatility of the Portfolio to the extent it invests in these securities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE EMERGING MARKETS PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Emerging Markets Portfolio. We show how returns before taxes for The Emerging Markets Portfolio have varied over the past eight calendar years, as well as average annual returns for one year, five years and since inception -with average annual returns compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index is currently comprised of 26 emerging market countries. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During some of the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The Emerging Markets Portfolio. Returns would be lower without the voluntary waiver and payment. Additionally, reimbursement fees applicable to purchases and redemptions of shares of the Portfolio are not reflected in the bar chart and table. If these fees were reflected, your return would be less than that shown.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (The Emerging Markets Equity Portfolio)

     1998         1999         2000          2001          2002          2003          2004        2005
---------   ----------    ---------    ----------    ----------    ----------   -----------   ---------
   -34.88%       62.01%      -23.33%         6.06%         4.99%       69.07%         35.21%      27.41%

During the periods illustrated in this bar chart, The Emerging Markers Portfolio's highest querterly return was 26.76% for the quarter ended December 31, 1999 and its lowest quarterly return was -24.26% for the quarter ended June 30, 1998.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                           SINCE INCEPTION
THE EMERGING MARKETS PORTFOLIO                                       1 YEAR    5 YEARS           (4/14/97)
------------------------------------------------------------------  -------    -------   -----------------
Return before taxes                                                   27.41%     26.53%           10.35%

Return after taxes on distributions                                   19.99%     24.01%            8.73%

Return after taxes on distributions and sale of Portfolio shares      22.83%     22.65%            8.35%

Morgan Stanley Capital International Emerging Markets Index
 (reflects no deduction for fees, expenses or taxes)                  34.54%     19.44%            6.35%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

(1) The MSCI Emerging Markets Index reports returns on a monthly basis. This figure reflects the return from April 30, 1997 through December 31, 2005.

WHAT ARE THE EMERGING MARKETS PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees(1)                                           0.75%

Redemption reimbursement fees(1)                                         0.75%

Exchange fees                                                            none


ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Emerging Markets Portfolio's assets.

Investment advisory fees(2)                                              1.00%

Distribution and service (12b-1) fees                                    none

Other expenses                                                           0.28%

Total annual operating expenses(2)                                       1.28%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show and that you redeem all of your shares at the end of each period with respect to the first column and that you do not redeem your shares at the end of each period with respect to the second column. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

                                                     ASSUMES        ASSUMES NO
                                                   REDEMPTION(4)   REDEMPTION(4)
                                                   -------------   -------------
1 year                                               $     282       $    204

3 years                                              $     561       $    478

5 years                                              $     861       $    772

10 years                                             $   1,716       $  1,609

(1) The purchase reimbursement fee and redemption reimbursement fee are paid to the Portfolio. These fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions, and to limit the extent to which the Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. In lieu of the reimbursement fees, investors in The Emerging Markets Portfolio may be permitted to utilize alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees.
(2) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.55% of average daily net assets.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here.
(4) The examples assume the purchase and redemption reimbursement fees, as applicable, described in footnote 1.

PROFILE: THE INTERMEDIATE FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?
The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio invests in a diversified portfolio of investment grade fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities.

Under normal circumstances, the Portfsolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will have a dollar-weighted average effective maturity of more than three years, but less than 10 years. Short- and intermediate-term debt securities (under ten years) form the core of the Portfolio. Long-term bonds (over ten years) are purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when we believe opportunities for enhanced returns exceed risk.

Typically, approximately 50% of the Portfolio's assets will be invested in U.S. government securities, mortgage-backed securities and asset-backed securities. All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These securities encompass both U.S. dollar-denominated securities of foreign issuers issued in the U.S. (such as Yankee bonds) and nondollar-denominated securities traded outside of the U.S. Presently, the Portfolio plans on investing its foreign assets primarily in the following types of foreign fixed-income securities:
Yankee bonds; supra-national entities established or financially supported by the national governments of one or more countries to promote reconstruction or development; and bonds which are issued by a foreign non-corporate entity (such as the Province of Ontario) and denominated in U.S. dollars.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutualinvolves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. This Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. Obligations rated BBB and Baa have speculative characteristics. We also anticipate that the Portfolio will be affected by high portfolio turnover rates, which may adversely affect performance by increasing transaction costs and could generate taxes for certain shareholders on realized investment gains. The Portfolio also will be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risks, when homeowners prepay mortgages during periods of low interest rates the Portfolio may be forced to re-deploy its assets in lower yielding securities. To the extent the Portfolio invests in foreign fixed income securities, the value of those securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. Investments in foreign securities may also be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERMEDIATE FIXED INCOME PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Intermediate Fixed Income Portfolio. We show how returns before taxes for The Intermediate Fixed Income Portfolio have varied over the past nine calendar years, as well as average annual returns for one year, five years and since inception - with average annual returns compared to the performance of the Lehman Brothers Intermediate Government/Credit Index. The Lehman Brothers Intermediate Government/Credit Index is an index comprised of over 2500 publicly issued corporate and U.S. Government debt securities rated investment grade (Baa3/BBB- or better) with at least one year to maturity and at least $250 million par outstanding. Securities included in the index must have a maturity from one up to (but not including) ten years. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Intermediate Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

 YEAR-BY-YEAR TOTAL RETURN (THE INTERMEDIATE FIXED INCOME PORTFOLIO)

  1997       1998       1999       2000       2001       2002       2003       2004       2005
--------   --------   --------   --------   --------   --------   --------   --------   --------
    7.37%      7.07%      0.46%      10.60%     8.48%      6.84%      5.79%      3.90%      1.79%

During the periods illustrated in this bar chart, The Intermediate Fixed-Income Portfolio's highest quarterly return was 4.09% for the quarter ended September 30, 2001 and its lowest quarterly return was -2.30% for the quarter ended June 30, 2004.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                                SINCE INCEPTION
THE INTERMEDIATE FIXED INCOME PORTFOLIO                               1 YEAR         5 YEARS       (3/12/96)
------------------------------------------------------------------  ----------     ---------    ---------------
Return before taxes                                                       1.79%         5.34%        5.78%

Return after taxes on distributions                                       0.22%         3.49%        3.53%

Return after taxes on distributions and sale of Portfolio shares          1.16%         3.44%        3.53%

Lehman Brothers Intermediate Government/Credit Index
 (reflects no deduction for fees, expenses or taxes)                      1.58%         5.50%        6.05%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

(1)The Lehman Brothers Intermediate Government/Credit Index reports returns on a monthly basis. This figure reflects the return from March 31, 1996 through December 31, 2005.

WHAT ARE THE INTERMEDIATE FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a
 percentage of offering price                                             none

Maximum sales charge (load) imposed on reinvested
 dividends                                                                none

Purchase reimbursement fees                                               none

Redemption reimbursement fees                                             none

Exchange fees                                                             none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Intermediate Fixed Income Portfolio's assets.

Investment advisory fees(1)                                              0.40%

Distribution   and  service (12b-1) fees                                 none

Other expenses(2)                                                        0.27%

Total annual operating expenses(1)                                       0.67%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $    68

3 years                                                               $   214

5 years                                                               $   373

10 years                                                              $   835


(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.43% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total annual operating expenses would have been 0.16% and 0.43%, respectively.
(2) Other expenses have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE CORE FOCUS FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?
The Core Focus Fixed Income Portfolio seeks maximum long term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio will invest primarily in a diversified portfolio of investment grade, fixed-income obligations, including securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), mortgage-backed securities, asset-backed securities, corporate bonds and other fixed-income securities.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Portfolio will invest principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. government. The corporate debt obligations in which the Portfolio may invest include, but are not limited to, bonds, notes, debentures and commercial paper of U.S. companies.

The Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

All securities purchased by the Portfolio will have an investment grade rating at the time of purchase. Investment grade fixed-income obligations will be those rated BBB or better by S&P or Baa or better by Moody's or those that we deem to be of comparable quality. To the extent that the rating of a debt obligation held by the Portfolio falls below BBB or Baa, the Portfolio, as soon as practicable, will dispose of the security, unless such disposal would be detrimental to the Portfolio in light of market conditions.

The Portfolio may invest up to 20% of its assets in foreign securities. The Portfolio intends to invest its foreign assets primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supra-national entities. The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Presently, the Portfolio intends on investing its foreign assets primarily in U.S. dollar-denominated fixed-income securities in a manner consistent with the foreign securities weighting in the Portfolio's benchmark, the Lehman Brothers Aggregate Bond Index.

The Portfolio will typically have an average effective maturity of between three to ten years. Short- and intermediate-term debt securities (under ten years) will form the core of the Portfolio. Long-term bonds (over ten years) may be purchased when we believe they will enhance return without significantly increasing risk. Average effective maturity may exceed the above range when opportunities for enhanced returns exceed risk.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. Subject to certain limitations, the Portfolio will also be permitted to use various derivative instruments, including options, futures contracts, options on futures contracts, foreign currency transactions, interest rate swaps and index swap agreements.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in interest rates because the value of fixed-income securities held by the Portfolio, particularly those with longer maturities, will decrease if interest rates rise. Obligations rated BBB or Baa have speculative characteristics. We also anticipate that the Portfolio will be affected by high portfolio turnover rates, which may increase transaction costs and could generate taxes for certain shareholders on realized investment gains. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities. To the extent the Portfolio invests in foreign fixed-income securities, the value of those securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. Investments in foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. If, and to the extent that, we invest in the derivative instruments described above, the Portfolio will be subject to the special risks associated with those activities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE CORE FOCUS FIXED INCOME PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Core Focus Fixed Income Portfolio. We show the return before taxes for The Core Focus Fixed Income Portfolio for the past calendar year, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Lehman Brothers U.S. Aggregate Bond Index. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of approximately 6,500 publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. Government, mortgage-and asset-backed securities with at least one year to maturity and at least $250 million par value outstanding. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indicies that are calculated and reported on a regular basis. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Core Focus Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING TOTAL RETURN]

TOTAL RETURN (THE CORE FOCUS FIXED INCOME PORTFOLIO)

   2005                     2.30%

During the periods illustrated in this bar chart, The Core Focus Fixed Income Portfolio's highest quarterly return was 2.87% for the quarter ended June 30, 2005 and its lowest quarterly return was -0.89% for the quarter ended September 30, 2005.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                      SINCE INCEPTION
THE CORE FOCUS FIXED INCOME PORTFOLIO                                     1 YEAR          (6/30/04)
----------------------------------------------------------------------   -------      ---------------
Return before taxes                                                         2.30%           4.48%

Return after taxes on distributions                                         1.65%           3.65%

Return after taxes on distributions and sale of Portfolio shares            1.49%           3.33%

Lehman Brothers U.S. Aggregate Bond Index
 (reflects no deduction for fees, expenses or taxes)                        2.43%           4.43%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

WHAT ARE THE CORE FOCUS FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a                    none
 percentage of offering Price

Maximum sales charge (load) imposed on reinvested dividends              none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Core Focus Fixed Portfolio's assets.

Investment advisory fees(1)                                              0.40%

Distribution and service(12b-1) fees                                     none

Other expenses(2)                                                        0.44%

Total annual operating expenses(1)                                       0.84%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $    86

3 years                                                               $   268

5 years                                                               $   466

10 years                                                              $ 1,037

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.43% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees, other expenses and total annual operating expenses would have been 0.00%, 0.43% and 0.43%, respectively.
(2) Other expenses have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote (1).

PROFILE: THE HIGH-YIELD BOND PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?
The High-Yield Bond Portfolio seeks high total return. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio will invest its assets at the time of purchase in: (1) corporate bonds that be rated B- or higher by S&P or B3 or higher by Moody's, or that may be unrated but considered to be of comparable quality; (2) securities issued or by the U.S. Government, its agencies or instrumentalities; or (3) Commercial paper of companies rated A-1 or A-2 by S&P or rated P-1 or P-2 by Moody's or that may be unrated but considered to be of comparable quality. Of these categories of securities, we anticipate investing primarily in corporate bonds. The Portfolio may also invest in income-producing securities, including common stocks and preferred stocks, some of which may have convertible features or attached warrants and which may be speculative. The Portfolio may invest up to 10% of its total assets in securities of issuers domiciled in foreign countries. The Portfolio may hold cash or invest in short-term debt securities and other money market instruments when, in our opinion, such holdings are prudent given then prevailing market conditions. Except when we believe a temporary defensive approach is appropriate, the Portfolio normally will not hold more than 5% of its total assets in cash or such short-term investments.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in high-yield, fixed-income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

High-yield, fixed-income securities, or high-yield bonds, are generally considered to be those rated below BBB by S&P or below Baa by Moody's, or that may be unrated but considered to be of comparable quality. The Portfolio will generally focus its investments on bonds in the BB/Ba or B/B ratings categories and in unrated bonds of similar quality.

From time to time, the Portfolio may acquire zero coupon bonds and, to a lesser extent, pay-in-kind (PIK) bonds; however, the Portfolio generally does not purchase a substantial amount of these securities.

With respect to U.S. Government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States.

We do not normally intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading; however, we may take advantage of short-term opportunities that are consistent with the Portfolio's investment objective.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?

Investing in any mutual involves risk, including the risk that you may lose part or all of the money you invest. Investing in so-called "junk" or "high-yield" bonds entails certain risks, including the risk of loss of principal, which may be greater than the risks involved in investment grade bonds, and which should be considered by investors contemplating an investment in the Portfolio. Such bonds are sometimes issued by companies whose earnings at the time of issuance are less than the projected debt service on the junk bonds.

The market values of fixed-income securities generally fall when interest rates rise. Lower rated and unrated fixed-income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed-income securities, which react primarily to fluctuations in the general level of interest rates. These lower rated or unrated securities generally have higher yields, but, as a result of factors such as reduced creditworthiness of issuers, increased risks of default and a more limited and less liquid secondary market, are subject to greater volatility and risks of loss of income and principal than are higher rated securities. Unrated bonds may be more speculative in nature than rated bonds. We will attempt to reduce such risks through portfolio diversification, credit analysis and attention to trends in the economy, industries and financial markets.

If, as a result of volatility in the high-yield market or other factors, the Portfolio experiences substantial net redemptions of the Portfolio's shares for a sustained period of time, the Portfolio may be required to sell securities without regard to the investment merits of the securities to be sold. If the Portfolio sells a substantial number of securities to generate proceeds for redemptions, the asset base of the Portfolio will decrease and the Portfolio's expense ratio may increase.

Furthermore, the secondary market for high-yield securities is currently dominated by institutional investors, including mutual funds and certain financial institutions. There is generally no established retail secondary market for high-yield securities. As a result, the secondary market for high-yield securities is more limited and less liquid than other secondary securities markets. The high-yield secondary market is particularly susceptible to liquidity problems when the institutions which dominate it temporarily cease buying bonds for regulatory, financial or other reasons. A less liquid secondary market may have an adverse effect on the Portfolio's ability to sell particular bonds, when necessary, to meet the Portfolio's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. In addition, a less liquid secondary market makes it more difficult for the Portfolio to obtain precise valuations of the high-yield securities in its portfolio. During periods involving such liquidity problems, judgment plays a greater role in valuing high-yield securities than is normally the case. The secondary market for high-yield securities is also generally considered to be more likely to be disrupted by adverse publicity and investor perceptions than the more established secondary securities markets. The Portfolio's privately placed high-yield securities are particularly susceptible to the liquidity and valuation risks outlined above.

To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices. Zero coupon bonds and PIK bonds are considered to be more interest-sensitive than income bearing bonds, to be more speculative than interest-bearing bonds, and to have certain tax consequences which could, under certain circumstances, be adverse to the Portfolio. The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risks not typically associated with investing in bonds issued by U.S. companies. We also anticipate that the Portfolio will be affected by high portfolio turnover rates, which may increase transaction costs and could generate taxes for certain shareholders on realized investment gains.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE HIGH-YIELD BOND PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The High-Yield Bond Portfolio. We show how returns before taxes for The High-Yield Bond Portfolio have varied over the past nine calendar years, as well as average annual returns for one year, five years and since inception -with average annual returns compared to the performance of the Bear Stearns High-Yield Index. The Bear Stearns High-Yield Index includes fixed-income, non-convertible, U.S. dollar denominated securities rated both BB+ or lower by Standard and Poor's Rating Group and Ba1 or lower by Moody's Investors Service, an outstanding par value of not less than $100 million and more than one year to their maturity date. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The High-Yield Bond Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (THE HIGH-YIELD BOND PORTFOLIO)

   1997       1998      1999      2000     2001     2002      2003       2004     2005
--------   -------    ------    ------   ------   ------   --------   --------   --------
   18.14%     1.75%     4.20%    -4.68%   -1.01%    1.93%     31.80%    17.37%    2.97%

During the periods illustrated in this bar chart, The High-Yield Bond Portfolio highest quarterly return was 12.15% for the quarter ended June 30, 2003 and its lowest quarterly return was -5.94% for the quarter ended June 30, 2001.

AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/05

                                                              SINCE INCEPTION
THE HIGH-YIELD BOND PORTFOLIO               1 YEAR   5 YEARS     (12/2/96)
----------------------------------------   --------  -------  ---------------
Return before taxes                            2.97%    9.96%           7.59%

Return after taxes on distributions            0.17%    6.19%           3.41%

Return after taxes on distributions and
 sale of Portfolio shares                      1.89%    6.15%           3.79%

Bear Stearns High-Yield Index
 (reflects no deduction for fees, expenses,
 or taxes)                                     1.76%    8.72%           5.93%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

(1)The Bear Stearns High Yield Index reports returns on a monthly basis. This figure reflects the return from December 31, 1996 through December 31, 2005.

WHAT ARE THE HIGH-YIELD BOND PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a                   none
  percentage of offering

Maximum sales charge (load) imposed on reinvested                       none
 dividends

Purchase reimbursement fees                                             none

Redemption reimbursement fees                                           none

Exchange fees                                                           none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The High-Yield Bond Portfolio's assets.

Investment advisory fees(1)                                            0.45%

Distribution and service (12b-1)fees                                    none

Other expenses(2)                                                      0.86%

Total annual operating expenses(1)                                     1.31%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(3) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $   133

3 years                                                               $   415

5 years                                                               $   718

10 years                                                              $ 1,579

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.59% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees, other expenses and total annual operating expenses would have been 0.00%, 0.59% and 0.59%, respectively.
(2) Other expenses have been restated to reflect an expected decrease in other expenses during the current fiscal year as a result of the expectation that the Fund will not have to convene a shareholder meeting and issue a proxy statement during the upcoming fiscal year.
(3) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE CORE PLUS FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?
The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?

The Portfolio allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, U.S. High-Yield Sector and International Sector. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

We will determine how much of the Portfolio to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Portfolio's assets, as deemed necessary. The relative proportion of the Portfolio's assets to be allocated among sectors is described below.

o U.S. INVESTMENT GRADE SECTOR Under normal circumstances, between 50% and 90% of the Portfolio's total assets will be invested in the U.S. Investment Grade Sector. In managing the Portfolio's assets allocated to the U.S. Investment Grade Sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Portfolio may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Portfolio may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

     The U.S. Investment Grade Sector of the Portfolio's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Portfolio may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Portfolio may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

     Securities purchased by the Portfolio within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality. See Appendix A for additional rating information.

o U.S. HIGH-YIELD SECTOR Under normal circumstances, between 5% and 30% of the Portfolio's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Portfolio's assets that are allocated to the U.S. High-Yield Sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Portfolio may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities.

     The Portfolio will invest in both rated and unrated bonds. The rated bonds that the Portfolio may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical ratings organization.

o INTERNATIONAL SECTOR The Portfolio may invest up to 20% of its total assets in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supra-national entities. A supra-national entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supra-national entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank.

The Portfolio may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Portfolio may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Portfolio transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for the Portfolio to the extent that it allocates a significant portion of its assets to foreign securities.

The Portfolio will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Portfolio's total assets.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Portfolio may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Portfolio may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?

Investing in any mutual involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices and interest rates. The market value of fixed income securities generally falls when interest rates rise.

Investments in high-yield, high risk or "junk" bonds entail certain risks, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Portfolio. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. Unrated bonds may be more speculative in nature than rated bonds.

We also anticipate that the Portfolio will be affected by high portfolio turnover rates, which may increase transaction costs and could generate taxes for certain investors on realized investment gains. The Portfolio will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Portfolio may be forced to re-deploy its assets in lower yielding securities. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

The Portfolio's investments in securities issued by non-U.S. companies are generally denominated in foreign currencies and involve certain risks not typically associated with investing in bonds issued by U.S. companies, including political instability, foreign economic conditions and inadequate regulatory and accounting standards. To the extent that the Portfolio invests in foreign fixed income securities, the value of these securities may be adversely affected by changes in U.S. or foreign interest rates, as well as changes in currency exchange rates. Investments in emerging markets are subject to greater risks than investments in more developed countries, including risks of political or economic instability, expropriation, adverse changes in tax laws and currency controls.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE CORE PLUS FIXED INCOME PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Core Plus Fixed Income Portfolio. We show how returns before taxes for The Core Plus Fixed Income Portfolio have varied over the past three calendar years, as well as average annual returns for one year and since inception - with average annual returns compared to the performance of the Lehman Brothers U.S. Aggregate Bond Index. The Lehman Brothers U.S. Aggregate Bond Index measures the performance of approximately 6,500 publicly issued investment grade (Baa3/BBB-or better) corporate, U.S. Government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par value outstanding. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indicies that are calculated and reported on a regular basis. The index's total return consists of price appreciation/depreciation plus income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Delaware Management Company has voluntarily waived fees and paid expenses of The Core Plus Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN(THE CORE PLUS FIXED INCOME PORTFOLIO)

     2003           2004        2005
     -----          -----       ------
     8.44%          6.15%       2.52%

During the periods illustrated in this bar chart, The Core Plus Fixed-Income Portfolio's highest quarterly return was 4.33% for the quarter ended June 30, 2003 and its lowest quarterly return was -2.54% for the quarter ended June 30, 2004.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                      SINCE INCEPTION
THE CORE PLUS FIXED INCOME PORTFOLIO                        1 YEAR       (6/28/02)
--------------------------------------------------------   -------    ----------------
Return before taxes                                           2.52%         6.62%

Return after taxes on distributions                           1.49%         5.00%

Return after taxes on distributions and
 sale of Portfolio shares                                     1.64%         4.72%

Lehman Brothers U.S. Aggregate Bond Index
  (reflects no deduction for fees, expenses or taxes)         2.43%         4.89%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

(1)The Lehman Brothers U.S. Aggregate Bond Index reports returns on a monthly basis. This figure reflects the return from June 30, 2002 through December 31, 2005.

WHAT ARE THE CORE PLUS FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on purchases as a
  percentage of offering                                                none

Maximum sales charge (load)imposed on reinvested dividends              none

Purchase reimbursement fees                                             none

Redemption reimbursement fees                                           none

Exchange fees                                                           none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Core Plus Fixed Income Portfolio's assets.

Investment advisory fees(1)                                             0.43%

Distribution and service (12b-1)fees                                     none

Other expenses                                                          0.20%

Total annual operating expenses(1)                                      0.63%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                 $   64

3 years                                                                $  202

5 years                                                                $  351

10 years                                                               $  786

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.45% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amounts waived and/or paid been deducted, investment advisory fees and total annual operating expenses would have been 0.25% and 0.45%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE GLOBAL FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?

The Global Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is a global fund that invests in issuers located throughout the world. As such, it may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units such as the Euro. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds, which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology that isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign and U.S. companies that are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign and U.S. government securities with the limitations noted below. The Portfolio may invest up to 5% of its assets in fixed-income securities rated below investment grade, including foreign government securities as discussed below.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If, however, we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in U.S. government securities, foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. These obligations differ mainly in interest rates, maturities and dates of issuance. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or, if unrated, have been determined to be of comparable quality. As noted above, the Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, Korea, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may invest in forward foreign currency exchange contracts to hedge currency risks associated with its portfolio of securities.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices, U.S. and foreign interest rates and currency exchange rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risks not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. Securities rated below investment grade carry higher risks than investment grade securities, including risks of default on prepayment of interest and principal.

Because the Portfolio is non-diversified, adverse effects on any single Portfolio investment may affect a larger portion of its overall assets and subject the Portfolio to greater risks than a diversified portfolio. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. Zero coupon bonds are considered to be more interest rate sensitive and speculative than income bearing bonds and may subject the Portfolio to adverse consequences under certain circumstances. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE GLOBAL FIXED INCOME PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The Global Fixed Income Portfolio. We show how returns before taxes for The Global Fixed Income Portfolio have varied over the past ten calendar years, as well as average annual returns for one, five and ten years - with average annual returns compared to the performance of the Citigroup World Government Bond Index. The Citigroup World Government Bond Index is an index of bonds from 21 world government bond markets with maturities of at least 1 year. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The Global Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (The Global Fixed Income Portfolio)

   1996       1997        1998       1999        2000      2001          2002      2003       2004      2005
-------   --------   ---------   --------   ---------   -------   -----------   -------   --------   -------
  14.96%      1.73%       8.68%     -4.05%       2.29%    -0.20%        26.17%    21.14%     13.78%    -9.07%

During the periods illustrated in this bar chart, The Global Fixed Income Portfolio's highest quarterly return was 13.51% for the quarter ended june 30, 2002 and its lowest quarterly return was -5.18% for the quarter ended September 30, 2000.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

THE GLOBAL FIXED INCOME PORTFOLIO                                      1 YEAR   5 YEARS    10 YEARS
----------------------------------------------------------------   ----------   -------   ---------
Return before taxes                                                    -9.07%     9.55%       7.01%

Return after taxes on distributions                                    -11.23%    6.76%       4.57%

Return after taxes on distributions and sale of Portfolio shares       -5.74%     6.65%       4.57%

Citigroup World Government Bond Index
 (reflects no deduction for fees, expenses or taxes)                   -6.88%     6.92%       4.99%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

WHAT ARE THE GLOBAL FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The Global Fixed Income Portfolio's assets.

Investment advisory fees(1)                                              0.50%

Distribution   and  service (12b-1) fees                                 none

Other expenses                                                           0.14%

Total annual operating expenses(1)                                       0.64%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $    65

3 years                                                               $   205

5 years                                                               $   357

10 years                                                              $   798

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total annual operating expenses would have been 0.46% and 0.60%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

PROFILE: THE INTERNATIONAL FIXED INCOME PORTFOLIO

WHAT IS THE PORTFOLIO'S GOAL?
The International Fixed Income Portfolio seeks current income consistent with the preservation of principal. Although the Portfolio will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE PORTFOLIO'S MAIN INVESTMENT STRATEGIES?
The Portfolio invests primarily in fixed-income securities that may also provide the potential for capital appreciation. The Portfolio is an international fund that invests primarily in issuers that are organized, have a majority of their assets or derive most of their operating income outside of the United States. As such, it may invest in securities issued in any currency and may hold foreign currency. Under normal circumstances, the Portfolio intends to invest in securities which are denominated in foreign currencies. Securities of issuers within a given country may be denominated in the currency of such country, in the currency of another country or in multinational currency units, such as the Euro. The Portfolio will attempt to achieve its objective by investing in a broad range of fixed-income securities, including debt obligations of foreign companies which are generally rated A or better by S&P or Moody's or, if unrated, are deemed to be of comparable quality, as well as foreign government securities with the limitation noted below. The Portfolio is considered "non-diversified" under the federal laws and regulations that regulate mutual funds, which means that it can invest in a smaller number of issuers than a diversified mutual fund.

Under normal circumstances, the Portfolio will invest at least 80% of its net assets in fixed-income securities (80% Policy). The Portfolio's 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

Our approach in selecting investments for the Portfolio is oriented to country selection and is value driven. In selecting fixed-income instruments for the Portfolio, we identify those countries' fixed-income markets that we believe will provide the United States domiciled investor the highest yield over a market cycle while also offering the opportunity for capital gain and currency appreciation. We conduct extensive fundamental research on a global basis, and it is through this effort that attractive fixed-income markets are selected for investment. The core of the fundamental research effort is a value oriented discounted income stream methodology which isolates value across country boundaries. This approach focuses on future coupon and redemption payments and discounts the value of those payments back to what they would be worth if they were to be paid today. Comparisons of the values of different possible investments are then made.

The Portfolio may also invest in zero coupon bonds, and in the debt securities of supranational entities denominated in any currency. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-American Development Bank and the Asian Development Bank. For increased safety, the Portfolio currently anticipates that a large percentage of its assets will be invested in foreign government securities and securities of supranational entities.

With respect to U.S. government securities, the Portfolio may invest only in securities issued or guaranteed as to the payment of principal and interest by the U.S. government, and those of its agencies or instrumentalities which are backed by the full faith and credit of the United States. When we believe a temporary defensive approach is appropriate, the Portfolio may hold up to 100% of its assets in such U.S. government securities and certain other short-term instruments.

With respect to securities issued by foreign governments, their agencies, instrumentalities or political subdivisions, the Portfolio will generally invest in such securities if they have been rated AAA or AA by S&P or Aaa or Aa by Moody's or if unrated, have been determined to be of comparable quality. The Portfolio may invest up to 5% of its assets in non-investment grade fixed-income securities. These investments may include foreign government securities, some of which may be so-called Brady Bonds. The Portfolio may also invest in sponsored or unsponsored American Depositary Receipts or European Depositary Receipts. While the Portfolio may purchase securities of issuers in any foreign country, developed or developing, it is currently anticipated that the countries in which the Portfolio may invest will include, but not be limited to, Canada,

Germany, the United Kingdom, New Zealand, France, The Netherlands, Belgium, Spain, Switzerland, Ireland, Denmark, Portugal, Italy, Austria, Norway, Sweden, Finland, Luxembourg, Japan and Australia. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of issuers in such countries.

Currency considerations carry a special risk for a portfolio of international securities. We use a purchasing power parity approach to evaluate currency risk. In this regard, the Portfolio may actively carry on hedging activities, and may utilize a wide range of hedging instruments, including options, futures contracts, and related options, and forward foreign currency exchange contracts to hedge currency risks associated with its portfolio securities.

It is anticipated that the average weighted maturity of the Portfolio will be in the five-to-ten year range. If we anticipate a declining interest rate environment, the average weighted maturity may be extended beyond ten years. Conversely, if we anticipate a rising rate environment, the average weighted maturity may be shortened to less than five years.

Our management approach is long-term in orientation, and it is therefore expected that the annual turnover of the portfolio will not exceed 200% under normal circumstances. The turnover rate may also be affected by cash requirements from redemptions and repurchases of the Portfolio's shares.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE PORTFOLIO?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Portfolio will increase and decrease according to changes in the value of the Portfolio's investments. The Portfolio will be affected by changes in bond prices, currency exchange rates and U.S. and foreign interest rates. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risks not typically associated with investing in U.S. issuers. Foreign securities may be adversely affected by political instability, foreign economic conditions or inadequate regulatory and accounting standards. In addition, there is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations. The Portfolio also may be affected by changes in currency rates, which may reduce or eliminate any gains produced by investment, and exchange control regulations and may incur costs in connection with conversions between currencies. To the extent the Portfolio invests in securities of companies in emerging markets, such investments present a greater degree of risk than tends to be the case for investments in Western Europe and other developed markets. If, and to the extent that, we invest in options, futures contracts, options on futures contracts or forward foreign currency contracts or use other instruments to hedge against currency risks, the Portfolio will be subject to the special risks associated with those activities. Securities rated below investment grade carry higher risks than investment grade securities, including risks of default on prepayment of interest and principal.

Because the Portfolio is non-diversified, adverse effects on any single Portfolio investment may affect a larger portion of its overall assets and subject the Portfolio to greater risks than a diversified portfolio. High portfolio turnover involves correspondingly greater transaction costs and may affect taxes payable by the Portfolio's shareholders that are subject to federal income taxes. Zero coupon bonds are considered to be more interest rate sensitive and speculative than income bearing bonds and may subject the Portfolio to adverse consequences under certain circumstances. Any investment the Portfolio may make in other investment companies is limited in amount by the 1940 Act and would involve the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. To the extent that the Portfolio holds a large portion of its assets in cash or short-term debt obligations, it may be unable to achieve its investment goal.

See "Additional Investment Information" and "Risk Factors" for further details concerning these and other investment policies and risks.

An investment in the Portfolio is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You should keep in mind that an investment in the Portfolio is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Portfolio with your investment consultant to determine whether it is an appropriate investment for you.

HOW HAS THE INTERNATIONAL FIXED INCOME PORTFOLIO PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in The International Fixed Income Portfolio. We show how returns before taxes for The International Fixed Income Portfolio have varied over the past eight calendar years, as well as average annual returns for one year, five years and since inception - with average annual returns compared to the performance of the Citigroup Non-U.S. World Government Bond Index. The Citigroup Non-U.S. World Government Bond Index is a market-capitalization weighted benchmark that tracks the performances of the Government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The index is unmanaged and does not include the actual costs of buying, selling and holding securities. The Portfolio's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. During the periods shown, Mondrian Investment Partners Limited or Delaware Management Company, as applicable, has voluntarily waived fees and paid expenses of The International Fixed Income Portfolio. Returns would be lower without the voluntary waiver and payment.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN (The International Fixed Income Equity Portfolio)

   1998         1999         2000          2001          2002          2003          2004          2005
-------   ----------   ----------   -----------   -----------   -----------   -----------   -----------
   9.68%       -5.04%       -1.61%        -1.76%        26.66%        22.39%        14.12%       -10.51%

During the periods illustrated in this bar chart, The International Fixed Income Portfolio's highest quarterly return was 14.38% for the quarter ended june 30, 2002 and its lowest quarterly return was -6.91% for the quarter ended September 30, 2000.

AVERAGE ANNUAL RETURNS for periods ending 12/31/05

                                                                                          SINCE INCEPTION
THE INTERNATIONAL FIXED INCOME PORTFOLIO                               1 YEAR   5 YEARS     (4/11/97)
------------------------------------------------------------------   --------   -------   ---------------
Return before taxes                                                    -10.51%    9.23%       5.95%

Return after taxes on distributions                                    -12.63%    6.94%       3.95%

Return after taxes on distributions and sale of Portfolio shares       -6.81%     6.65%       3.91%

Citigroup Non-U.S. World Government Bond Index
 (reflects no deduction for fees, expenses or taxes)                   -9.20%     7.26%       5.60%(1)

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and certain other retirement accounts. The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates in effect during the Portfolio's lifetime and do not reflect the impact of state and local taxes. The after-tax rate is used based on the current tax characterization of the elements of the Portfolio's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements.

(1) The Citigroup Non-U.S. World Government Bond Index reports returns on a monthly basis. This figure reflects the return from April 30, 1997 through December 31, 2005.

WHAT ARE THE INTERNATIONAL FIXED INCOME PORTFOLIO'S FEES AND EXPENSES?

SHAREHOLDER FEES are fees paid directly from your investment.

Maximum sales charge (load) imposed on
 purchases as a percentage of offering price                             none

Maximum sales charge (load) imposed on
 reinvested dividends                                                    none

Purchase reimbursement fees                                              none

Redemption reimbursement fees                                            none

Exchange fees                                                            none

ANNUAL PORTFOLIO OPERATING EXPENSES are deducted from The International Fixed Income Portfolio's assets.

Investment advisory fees(1)                                              0.50%

Distribution and service (12b-1) fees                                    none

Other expenses                                                           0.17%

Total annual operating expenses(1)                                       0.67%

THIS EXAMPLE is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Portfolio expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(2) This example assumes that the Portfolio's total annual operating expenses remain unchanged in each of the periods we show. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

1 year                                                                $    68

3 years                                                               $   214

5 years                                                               $   373

10 years                                                              $   835

(1) Delaware Management Company has agreed voluntarily to waive fees and pay expenses through February 28, 2007 in order to prevent total annual operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.60% of average daily net assets. The fees and expenses shown in the table do not reflect this voluntary expense cap. Had the amount waived and/or paid been deducted, investment advisory fees and total annual operating expenses would have been 0.43% and 0.60%, respectively.
(2) The Portfolio's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example does not assume the voluntary expense cap described in footnote 1.

ADDITIONAL INVESTMENT INFORMATION

Each Portfolio's, except The Labor Select International Equity Portfolio's, investment objective is non-fundamental. This means the Board of Trustees may change the objective without obtaining shareholder approval. If a Portfolio's objective were changed, we would notify shareholders before the change became effective. The investment objective of The Labor Select International Equity Portfolio is fundamental, which means that it cannot be changed without shareholder approval.

The following chart gives a brief description of the securities in which the Portfolios may invest. The Portfolios may also invest in a broad selection of other securities consistent with their respective investment objectives and policies. Please see the Statement of Additional Information (SAI) for additional descriptions and risk information on these investments as well as other investments for the Portfolios.

            SECURITIES                               HOW WE USE THEM
---------------------------------------  ---------------------------------------
COMMON STOCKS: securities that           The Large-Cap Growth Equity, The
represent shares of ownership in a       Large-Cap Value Equity, The Mid-Cap
corporation. stockholders participate    Growth Equity, The Small-Cap Growth
in the corporation's profits and losses  Equity, The Focus Smid-Cap Growth
indirectly, as the value of a            Equity, The Smid-Cap Growth Equity, The
corporation's shares tends to change as  Real Estate Investment Trust, The Real
the corporation's earnings fluctuate.    Estate Investment Trust II, The All-Cap
some common stocks pay dividends.        Growth Equity, The International
                                         Equity, The Labor Select International
                                         Equity and The Emerging Markets
                                         Portfolios focus their investments on
                                         common stocks.

CORPORATE BONDS: debt obligations        The Intermediate Fixed Income and The
issued by a corporation.                 Core Focus Fixed Income Portfolios may
                                         invest in corporate bonds rated in one
                                         of the four highest categories by an
                                         NRSRO (e.g., at least BBB by S&P or Baa
                                         by Moody's), or deemed equivalent. The
                                         Global Fixed Income Portfolio may
                                         invest in foreign and U.S. corporate
                                         bonds which are generally rated A or
                                         better by S&P or Moody's or deemed to
                                         be of comparable quality. The
                                         International Fixed Income Portfolio
                                         may invest in foreign corporate bonds
                                         which are generally rated A or better
                                         by S&P or Moody's or deemed to be of
                                         comparable quality. The High-Yield Bond
                                         Portfolio will focus its investments on
                                         corporate bonds rated at least B- by
                                         S&P or B3 by Moody's or deemed to be of
                                         comparable quality. The Core Plus Fixed
                                         Income Portfolio may invest in bonds
                                         rated in one of the four highest rating
                                         categories for its U.S. Investment
                                         Grade Sector, and it may invest in
                                         bonds rated BB or lower by S&P or Fitch
                                         and Ba or lower by Moody's for its U.S.
                                         High-Yield Sector. Up to 35% of The
                                         Emerging Markets Portfolio's net assets
                                         may be invested in debt securities
                                         issued by emerging country companies,
                                         some or all of which may be corporate
                                         bonds, and some or all of which may be
                                         investment grade, below investment
                                         grade or unrated. The Small-Cap Growth
                                         Equity Portfolio and The Focus Smid-Cap
                                         Growth Equity Portfolio may invest up
                                         to 20% of their net assets in debt
                                         securities of corporate and government
                                         issuers, all of which must be rated
                                         within the four highest categories or
                                         deemed to be of comparable quality.
                                         Debt securities may be acquired by The
                                         Large-Cap Growth Equity and The All-Cap
                                         Growth Equity Portfolios and those
                                         securities may be rated below
                                         investment grade or unrated.
                                         Investments in such securities that are
                                         rated below investment grade or unrated
                                         will be limited to no more than 5% of
                                         The Large-Cap Growth Equity and The
                                         All-Cap Growth Equity Portfolios'
                                         assets. The International Equity and
                                         The Labor Select International Equity
                                         Portfolios may invest up to 15% of
                                         their assets in foreign debt
                                         instruments of the top category with
                                         respect to foreign governments and in
                                         the top two categories with respect to
                                         corporate issuers when attractive
                                         opportunities are available.

            SECURITIES                               HOW WE USE THEM
---------------------------------------  ---------------------------------------
CONVERTIBLE SECURITIES: Usually          The Large-Cap Growth Equity, The
preferred stocks or corporate bonds      Large-Cap Value Equity, The Mid-Cap
that can be exchanged for a set number   Growth Equity, The Small-Cap Growth
of shares of common stock at a           Equity, The Focus Smid-Cap Growth
predetermined price. These securities    Equity, The Smid-Cap Growth Equity, The
offer higher appreciation potential      International Equity, The Labor Select
than nonconvertible bonds and greater    International Equity, The Emerging
income potential than nonconvertible     Markets, The Core Plus Fixed Income,
preferred stocks. Enhanced convertible   The All-Cap Growth Equity and The
preferred stocks that offer various      High-Yield Bond Portfolios may invest a
yield, dividend or other enhancements.   portion of their assets in convertible
Such enhanced convertible preferred      securities in any industry, and The
securities include instruments like      Real Estate Investment Trust
PERCS (Preferred Equity Redemption       Portfolios' assets may be invested in
Cumulation Stock), PRIDES (Preferred     convertible securities of issuers in
Redeemable Increased Dividend Equity     the real estate industry. Convertible
Securities) and DECS (Dividend Enhanced  securities acquired by The Real Estate
Convertible Securities)                  Investment Trust and The High-Yield
                                         Bond Portfolios may be rated below
                                         investment grade or unrated. The Real
                                         Estate Investment Trust, The Emerging
                                         Markets and The High-Yield Bond
                                         Portfolios may invest in enhanced
                                         convertible securities.

MORTGAGE-BACKED SECURITIES:              The Intermediate Fixed Income, The Core
Fixed-income securities that represent   Focus Fixed Income, The Core Plus Fixed
pools of mortgages, with investors       Income, The Global Fixed Income and The
receiving principal and interest         Real Estate Investment Trust Portfolios
payments as the underlying mortgage      may invest in mortgage-backed
loans are paid back. Many are issued     securities issued or guaranteed by the
and guaranteed against default by the    U.S. government, its agencies or
U.S. government or its agencies or       instrumentalities or by government
instrumentalities, such as the Federal   sponsored corporations. For The
Home Loan Mortgage Corporation, Fannie   Intermediate Fixed Income and The Core
Mae and the Government National          Focus Fixed Income Portfolios, all
Mortgage Association. Others are issued securities will be rated investment by private financial institutions, with grade at the time of purchase.
some fully collateralized by
certificates issued or guaranteed by
the government or its agencies or
instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS      The Intermediate Fixed Income, The Core
(CMOS) AND REAL ESTATE MORTGAGE          Focus Fixed Income, The Core Plus Fixed
INVESTMENT CONDUITS (REMICS): CMOs are   Income, The Global Fixed Income and The
privately issued mortgage-backed bonds   Real Estate Investment Trust Portfolios
whose underlying value is the mortgages may invest in CMOs and REMICs. Illiquid that are collected into different pools stripped mortgage securities together
according to their maturity. They are    with any other illiquid investments,
issued by U.S. government agencies and   will not exceed that Portfolio's limit
private issuers. REMICs are privately    on illiquid securities. In addition,
issued mortgage-backed bonds whose       subject to certain quality and
underlying value is a fixed pool of      collateral limitations, The
mortgages secured by an interest in      Intermediate Fixed Income, The Core
real property. Like CMOs, REMICs offer   Focus Fixed Income and The Core Plus
different pools. Certain CMOs and        Fixed Income Portfolios may each invest
REMICs may have variable or floating     up to 20% of their total assets in CMOs
interest rates and others may be         and REMICs issued by private entities.
stripped. Stripped mortgage securities
are generally considered illiquid. CMOs
and REMICs issued by private entities -
so called non-agency mortgage backed
securities - are not collateralized by
securities issued or guaranteed by the
U.S. government, its agencies or
instrumentalities.

ASSET-BACKED SECURITIES: Bonds or notes  The Intermediate Fixed Income, The Core
backed by accounts receivables,          Focus Fixed Income and The Core Plus
including home equity, automobile or     Fixed Income Portfolios may invest in
credit loans.                            asset-backed securities rated in one of
                                         the four highest rating categories by
                                         an NRSRO.

REAL ESTATE INVESTMENT TRUSTS (REITS):   The Real Estate Investment Trust
REITs are pooled investment vehicles     Portfolios may invest without
which invest primarily in                limitation in shares of REITs. The
income-producing real estate or real     Large-Cap Growth Equity Portfolio may
estate related loans or interests.       also invest in REITs consistent with
REITs are generally classified as        its investment objectives and policies.
equity REITs, mortgage REITs or a
combination of equity and mortgage
REITs. Equity REITs invest the majority
of their assets directly in real
property and derive income primarily
from the collection of rents. Equity
REITs can also realize capital gains by
selling properties that have
appreciated in value. Mortgage REITs
invest the majority of their assets in
real estate mortgages and derive income
from the collection of interest
payments.

            SECURITIES                               HOW WE USE THEM
---------------------------------------  ---------------------------------------
U.S. GOVERNMENT SECURITIES: U.S.         Each Portfolio may invest in U.S.
Treasury securities are backed by the    government securities for temporary
"full faith and credit" of the United    purposes or otherwise, as is consistent
States. Securities issued or guaranteed with its investment objectives and by federal agencies and U.S. government policies.
sponsored instrumentalities may or may
not be backed by the "full faith and
credit" of the United States. In the
case of securities not backed by the
"full faith and credit" of the United
States, investors in such securities
look principally to the agency or
instrumentality issuing or guaranteeing
the obligation for ultimate repayment.

FOREIGN GOVERNMENT SECURITIES: Debt      Foreign government securities purchased
issued by a government other than the    by The Global Fixed Income and The
United States or by an agency,           International Fixed Income Portfolios
instrumentality or political             will generally be rated in one of the
subdivision of such governments.         top two rating categories or, if
                                         unrated, deemed to be of comparable
                                         quality. However, each such Portfolio
                                         may invest up to 5% of its assets in
                                         fixed-income securities rated, or
                                         comparable to securities rated, below
                                         BBB. The fixed-income securities in
                                         which The International Equity, The
                                         Labor Select International Equity, The
                                         Emerging Markets, The High-Yield Bond,
                                         The Core Focus Fixed Income, The
                                         Intermediate Fixed Income and The Core
                                         Plus Fixed Income Portfolios may invest
                                         include those issued by foreign
                                         governments.

REPURCHASE AGREEMENTS: An agreement      While each Portfolio is permitted to do
between a buyer, such as a Portfolio,    so, it normally does not invest in
and a seller of securities in which the  repurchase agreements except to invest
seller agrees to buy the securities      cash balances or for temporary
back within a specified time at the      defensive purposes. In order to enter
same price the buyer paid for them,      into these repurchase agreements, a
plus an amount equal to an agreed upon   Portfolio must have collateral of at
interest rate. Repurchase agreements     least 102% of the repurchase price.
are often viewed as equivalent to cash.  Each Portfolio will only enter into repurchase agreements in which the
                                         collateral is comprised of U.S.
                                         government securities. Each Portfolio
                                         may invest in repurchase agreements
                                         having a maturity in excess of seven
                                         days, together with any other illiquid
                                         investments, not in excess of that
                                         Portfolio's limit on illiquid
                                         securities.

RESTRICTED SECURITIES: Privately placed  Each Portfolio may invest in restricted
securities whose resale is restricted    securities. To the extent restricted
under securities law, including          securities are illiquid, a Portfolio
securities eligible for resale without   will limit its investments in them in
registration pursuant to Rule 144A       accordance with its policy concerning
under the Securities Act of 1933.        illiquid securities. See "Illiquid
                                         Securities" below.

ILLIQUID SECURITIES: Securities that do  The Large-Cap Value Equity, The Mid-Cap
not have a ready market, and cannot be   Growth Equity, The International
easily sold within seven days at         Equity, The Intermediate Fixed Income
approximately the price that a           and The Global Fixed Income Portfolios
Portfolio has valued them. Illiquid      may invest no more than 10% of net
securities include repurchase            assets in illiquid securities. The
agreements maturing in more than seven   Large-Cap Growth Equity, The Small-Cap
days.                                    Growth Equity, The Focus Smid-Cap
                                         Growth Equity, The Smid-Cap Growth
                                         Equity, The Real Estate Investment
                                         Trust, The Labor Select International
                                         Equity, The Emerging Markets, The
                                         All-Cap Growth Equity, The Core Focus
                                         Fixed Income, The High-Yield Bond, The
                                         Core Plus Fixed Income and The
                                         International Fixed Income Portfolios
                                         may invest no more than 15% of net
                                         assets in illiquid securities.

            SECURITIES                               HOW WE USE THEM
---------------------------------------  ---------------------------------------
SHORT-TERM DEBT INVESTMENTS: These       Each Portfolio may invest in these
instruments include (1) time deposits,   instruments either as a means to
certificates of deposit and bankers      achieve its investment objective or,
acceptances issued by a U.S. commercial  more commonly, as temporary defensive
bank; (2) commercial paper of the        investments or pending investment in
highest quality rating; (3) short-term   the Portfolio's principal investment
debt obligations with the highest        securities. When investing all or a
quality rating; (4) U.S. government      significant portion of a Portfolio's
securities; and (5) repurchase           assets in these instruments, a
agreements collateralized by those       Portfolio may not be able to achieve
instruments.                             its investment objective.

TIME DEPOSITS: Time deposits are         Time deposits maturing in more than
non-negotiable deposits maintained in a  seven days will not be purchased by any
banking institution for a specified      of the following Portfolios, and time
period of time at a stated interest      deposits maturing from two business
rate.                                    days through seven calendar days will
                                         not exceed 10% of the total assets of
                                         The Large-Cap Value Equity, The Mid-Cap
                                         Growth Equity, The International
                                         Equity, The Intermediate Fixed Income
                                         and The Global Fixed Income Portfolios;
                                         and 15% of the total assets of The
                                         Large-Cap Growth Equity, The Small-Cap
                                         Growth Equity, The Focus Smid-Cap
                                         Growth Equity, The Smid-Cap Growth
                                         Equity, The Real Estate Investment
                                         Trust, The Labor Select International
                                         Equity, The Emerging Markets, The
                                         All-Cap Growth Equity, The Core Focus
                                         Fixed Income, The High-Yield Bond, The
                                         Core Plus Fixed Income and The
                                         International Fixed Income Portfolios.

WHEN-ISSUED AND DELAYED-DELIVERY         Each Portfolio may purchase securities
SECURITIES: In these transactions,       on a when-issued or delayed delivery
instruments are purchased with payment   basis. The Portfolios may not enter
and delivery taking place in the future  into when-issued commitments exceeding,
in order to secure what is considered    in the aggregate, 15% of the market
to be an advantageous yield or price at  value of the Portfolio's total assets
the time of the transaction. The         less liabilities other than the
payment obligations and the interest     obligations created by these
rates that will be received are each     commitments. Each Portfolio will
fixed at the time a Portfolio enters     designate cash or securities in amounts
into the commitment and no interest      sufficient to cover its obligations,
accrues to the Portfolio until           and will value the designated assets
settlement. Thus, it is possible that    daily.
the market value at the time of
settlement could be higher or lower
than the purchase price if the general
level of interest rates has changed.

SECURITIES LENDING: These transactions   Each Portfolio may loan up to 25% of
involve the loan of securities owned by  its assets to qualified brokers/dealers
a Portfolio to qualified dealers and     or institutional investors.
investors for their use relating to
short-sales or other securities
transactions. These transactions may
generate additional income for the
Portfolios.

BORROWING FROM BANKS: The Portfolios     Each Portfolio may borrow money as a
may have pre-existing arrangements with  temporary measure or to facilitate
banks that permit them to borrow money   redemptions. No Portfolio has the
from time to time.                       intention of increasing its net income
                                         through borrowing.

ZERO COUPON AND PAY-IN-KIND BONDS: Zero The Emerging Markets Portfolio may coupon bonds are debt obligations which invest up to 35% of its respective net
do not entitle the holder to any         assets in fixed-income securities,
periodic payments of interest prior to   including zero coupon bonds. The
maturity or a specified date when the    High-Yield Bond Portfolio may also
securities begin paying current          purchase zero coupon bonds and PIK
interest, and therefore are issued and   bonds, although it generally does not
traded at a discount from their face     purchase a substantial amount of these
amounts or par value. Pay-in-kind (PIK) bonds. The Core Plus Fixed Income bonds pay interest through the issuance Portfolio may also purchase these
to holders of additional securities.     securities consistent with its
                                         investment objective. The Global Fixed
                                         Income and International Fixed Income
                                         Portfolios may also invest in zero
                                         coupon bonds.

            SECURITIES                               HOW WE USE THEM
---------------------------------------  ---------------------------------------
AMERICAN DEPOSITARY RECEIPTS (ADRS),     The Large-Cap Growth Equity, The
EUROPEAN DEPOSITARY RECEIPTS (EDRS),     Large-Cap Value Equity, The Mid-Cap
AND GLOBAL DEPOSITARY RECEIPTS (GDRS):   Growth Equity, The Small-Cap Growth
ADRs are receipts issued by a U.S.       Equity, The Focus Smid-Cap Growth
depositary (usually a U.S. bank) and     Equity, The Smid-Cap Growth Equity, The
EDRs and GDRs are receipts issued by a   Real Estate Investment Trust, The
depositary outside of the U.S. (usually  International Equity, The Labor Select
a non-U.S. bank or trust company or a    International Equity, The Emerging
foreign branch of a U.S. bank).          Markets, The All-Cap Growth Equity, The
Depositary receipts represent an         Global Fixed Income and The
ownership interest in an underlying      International Fixed Income Portfolios
security that is held by the             may invest in sponsored and unsponsored
depositary. Generally, the underlying    ADRs. Such ADRs that The Large-Cap
security represented by an ADR is        Value Equity, The Mid-Cap Growth
issued by a foreign issuer and the       Equity, The Small-Cap Growth Equity,
underlying security represented by an    The Focus Smid-Cap Growth Equity, The
EDR or GDR may be issued by a foreign    Smid-Cap Growth Equity and The Real
or U.S. issuer. Sponsored depositary     Estate Investment Trust Portfolios may
receipts are issued jointly by the       invest in will be those that are
issuer of the underlying security and    actively traded in the United States.
the depositary, and unsponsored
depositary receipts are issued by the    In conjunction with their investments
depositary without the participation of  in foreign securities, The Large-Cap
the issuer of the underlying security.   Growth Equity, The International
Generally, the holder of the depositary  Equity, The Labor Select International
receipt is entitled to all payments of   Equity, The Emerging Markets, The
interest, dividends or capital gains     All-Cap Growth Equity, The Global Fixed
that are made on the underlying          Income and The International Fixed
security.                                Income Portfolios may also invest in
                                         sponsored and unsponsored EDRs and
                                         GDRs. In addition, The Small-Cap Growth
                                         Equity Portfolio, The Focus Smid-Cap
                                         Growth Equity Portfolio and The
                                         Smid-Cap Growth Equity Portfolio may
                                         invest in sponsored and unsponsored
                                         GDRs subject to their 10% (20% for the
                                         Smid-Cap Growth Equity Portfolio) limit
                                         on investments in foreign securities.

BRADY BONDS: These are debt securities   The Global Fixed Income, The Core Plus
issued under the framework of the Brady  Fixed Income, The International Fixed
Plan, an initiative announced by the     Income and The Emerging Markets
U.S. Treasury Secretary Nicholas F.      Portfolios may invest in Brady Bonds
Brady in 1989, as a mechanism for        consistent with their respective
debtor nations to restructure their      investment objectives. We believe that
outstanding external indebtedness        economic reforms undertaken by
(generally, commercial bank debt).       countries in connection with the
                                         issuance of Brady Bonds may make the
                                         debt of countries that have issued or
                                         have announced plans to issue Brady
                                         Bonds a viable opportunity for
                                         investment.

FUTURES AND OPTIONS: A futures contract  The Large-Cap Growth Equity, The
is a bilateral agreement providing for   Mid-Cap Growth Equity, The Small-Cap
the purchase and sale of a specified     Growth Equity, The Focus Smid-Cap
type and amount of a financial           Growth Equity, The Smid-Cap Growth
instrument, or for the making and        Equity, The Real Estate Investment
acceptance of a cash settlement, at a    Trust, The Emerging Markets, The
stated time in the future for a fixed    All-Cap Growth Equity, The Intermediate
price. A call option is a short-term     Fixed Income, The Core Focus Fixed
contract pursuant to which the           Income, The International Fixed Income
purchaser of the call option, in return  and The Core Plus Fixed Income
for the premium paid, has the right to   Portfolios may invest in futures,
buy, and the seller has the obligation   options and closing transactions
to sell, the security or other           related thereto. Portfolios that enter
financial instrument underlying the      into these transactions are operated
option at a specified exercise price at pursuant to a claim of exclusion from any time during the term of the option. the definition of the term "commodity
A put option is a similar contract       pool operator" under the Commodity
which gives the purchaser of the put     Exchange Act, as amended, and therefore
option, in return for a premium, the     are not subject to registration or
right to sell, and the seller has the    regulation as a commodity pool operator
obligation to buy, the underlying        under the Commodity Exchange Act. These
security or other financial instrument   activities will be entered into for
at a specified price during the term of  hedging purposes and to facilitate the
the option. Generally, futures           ability to quickly deploy into the
contracts on foreign currencies operate  market a Portfolio's cash, short-term
similarly to futures contracts           debt securities and other money market
concerning securities, and options on    instruments at times when the
foreign currencies operate similarly to  Portfolio's assets are not fully
options on securities. See also          invested. A Portfolio may only enter
"Foreign Currency Transactions" below.   into these transactions for hedging
                                         purposes if it is consistent with its
                                         respective investment objective and
                                         policies. A Portfolio may not engage in
                                         such transactions to the extent that
                                         obligations resulting from these
                                         activities, in the aggregate, exceed
                                         25% of the Portfolio's assets, or 20%
                                         of The Real Estate Investment Trust
                                         Portfolios' total assets. In addition,
                                         The Emerging Markets, The Core Plus
                                         Fixed Income, The Core Focus Fixed
                                         Income and The International Fixed
                                         Income Portfolios may enter into
                                         futures contracts, purchase or sell
                                         options on futures contracts, and trade
                                         in options on foreign currencies, and
                                         may enter into closing transactions
                                         with respect to such activities to
                                         hedge or "cross hedge" the currency
                                         risks associated with their
                                         investments.

            SECURITIES                               HOW WE USE THEM
---------------------------------------  ---------------------------------------
FOREIGN CURRENCY TRANSACTIONS: Several   Although The Large-Cap Growth Equity,
Portfolios will invest in securities of  The International Equity, The Labor
foreign issuers and may hold foreign     Select International Equity, The
currency. In addition, several           Emerging Markets, The Global Fixed
Portfolios may enter into contracts to   Income, The International Fixed Income,
purchase or sell foreign currencies at   The Small-Cap Growth Equity, The Focus
a future date (i.e., a "forward foreign  Smid-Cap Growth Equity, The Smid-Cap
currency" contract or "forward"          Growth Equity, The Real Estate
contract). A forward contract involves   Investment Trust, The All-Cap Growth
an obligation to purchase or sell a      Equity, The Core Focus Fixed Income,
specific currency at a future date,      The Intermediate Fixed Income, The Core
which may be any fixed number of days    Plus Fixed Income and The High-Yield
from the date of the contract, agreed    Bond Portfolios value their assets
upon by the parties, at a price set at   daily in terms of U.S. dollars, they do
the time of the contract.                not intend to convert their holdings of
                                         foreign currencies into U.S. dollars on
                                         a daily basis. A Portfolio may,
                                         however, from time to time, purchase or
                                         sell foreign currencies and/or engage
                                         in forward foreign currency
                                         transactions in order to expedite
                                         settlement of Portfolio transactions
                                         and to minimize currency value
                                         fluctuations. A Portfolio may also
                                         enter into forward contracts to "lock
                                         in" the price of a security it has
                                         agreed to purchase or sell, in terms of
                                         U.S. dollars or other currencies in
                                         which the transaction will be
                                         consummated.

INTEREST RATE SWAP, INDEX SWAP AND       We may use interest rate swaps to
CREDIT DEFAULT SWAP AGREEMENTS: In an    adjust The Core Focus Fixed Income, The
interest rate swap, a Portfolio          Core Plus Fixed Income and The
receives payments from another party     Intermediate Fixed Income Portfolios'
based on a variable or floating          sensitivity to interest rates or to
interest rate, in return for making      hedge against changes in interest
payments based on a fixed interest       rates. Index swaps may be used to gain
rate. An interest rate swap can also     exposure to markets that these
work in reverse with a Portfolio         Portfolios invest in, such as the
receiving payments based on a fixed      corporate bond market. We may also use
interest rate and making payments based  index swaps as a substitute for futures
on a variable or floating interest       or options contracts if such contracts
rate. In an index swap, a Portfolio      are not directly available to a
receives gains or incurs losses based    Portfolio on favorable terms. These
on the total return of a specified       Portfolios and The High-Yield Bond
index, in exchange for making interest   Portfolio may enter into credit default
payments to another party. An index      swaps in order to hedge against a
swap can also work in reverse with a     credit event, to enhance total return
Portfolio receiving interest payments    or to gain exposure to certain
from another party in exchange for       securities or markets. If a Portfolio
movements in the total return of a       has any financial obligation under a
specified index. In a credit default     swap agreement, it will designate cash
swap, a Portfolio may transfer the       and liquid assets sufficient to cover
financial risk of a credit event         the obligation and will value the
occurring (a bond default, bankruptcy,   designated assets daily as long as the
restructuring, etc.) on a particular     obligation is outstanding.
security or basket of securities to
another party by paying that party a
periodic premium; likewise, a Portfolio
may assume the financial risk of a
credit event occurring on a particular
security or basket of securities in
exchange for receiving premium payments
from another party. Interest rate
swaps, index swaps and credit default
swaps may be considered to be illiquid.

INVESTMENT COMPANY SECURITIES: Any       All Portfolios (except The Labor Select
investments in investment company        International Equity Portfolio) may
securities will be limited by the 1940   invest in investment companies to the
Act and would involve a payment of the   extent that it helps them achieve their
pro rata portion of their expenses,      investment objective. The Large-Cap
including advisory fees, of such other   Growth Equity Portfolio may invest in
investment companies. Under the current  investment company securities more
1940 Act limitations, a Portfolio may    often as a means to achieve its
not: (i) own more than 3% of the voting  investment objectives. The Global Fixed
stock of another investment company;     Income and The International Fixed
(ii) invest more than 5% of a            Income Portfolios may invest in
Portfolio's total assets in the shares   closed-end investment companies to
of any one investment company; or (iii)  achieve their investment objectives
invest more than 10% of a Portfolio's    since, with respect to certain
total assets in shares of other          countries, investments by an investment
investment companies. These percentage   company may only be made through
limitations also apply to a Portfolio's  investments in closed-end investment
investment in an unregistered            companies that, in turn, are authorized
investment company.                      to invest in the securities of issuers
                                         in such countries.

RISK FACTORS

An investment in the Portfolios entrails certain risks and considerations about which an investor should be aware. the following chart gices a breif description of some of the risks of investing in the Portfolios. Please see the SAI for additional descriptions and risk information.

                RISKS                         HOW WE STRIVE TO MANAGE THEM
---------------------------------------  ---------------------------------------
MARKET RISK is the risk that all or a    The value of each Portfolio's holdings,
majority of the securities in a certain  whether equity or fixed income in
market - like the stock or bond market   orientation, fluctuates in response to
- will decline in value because of       events affecting markets. In a
factors such as economic conditions,     declining market environment, the value
future expectations or investor          of the Portfolios' securities will
confidence.                              generally decline as well. We maintain
                                         a long-term approach and focus on
Index swaps are subject to the same      securities that we believe can continue
market risks as the investment market    to provide returns over an extended
or sector that the index represents.     period of time regardless of these
Depending on the actual movements of     interim market fluctuations. Generally,
the index and how well the portfolio     we do not try to predict overall market
manager forecasts those movements, a     movements or trade for short-term
fund could experience a higher or lower  purposes.
return than anticipated.
                                         In evaluating the use of an index swap
                                         for The Intermediate Fixed Income, The
                                         Core Focus Fixed Income and The Core
                                         Plus Fixed Income Portfolios, we
                                         carefully consider how market changes
                                         could affect the swap and how that
                                         compares to our investing directly in
                                         the market the swap is intended to
                                         represent. When selecting dealers with
                                         whom we would make interest rate or
                                         index swap agreements for these
                                         Portfolios, we focus on those dealers
                                         with high quality ratings and do
                                         careful credit analysis before engaging
                                         in the transaction.

INDUSTRY AND SECURITY RISK: Industry     The Real Estate Investment Trust
risk is the risk that the value of       Portfolios concentrate their
securities in a particular industry      investments in the real estate
will decline because of changing         industry. As a consequence, the net
expectations for the performance of      asset value of each Portfolio can be
that industry. Portfolios that           expected to fluctuate in light of the
concentrate their investments in a       factors affecting that industry, and
particular industry are considered to    may fluctuate more widely than a
be subject to greater risks than         portfolio that invests in a broader
Portfolios that are not concentrated.    range of industries. Each Real Estate
                                         Investment Trust Portfolio may be more
Security risk is the risk that the       susceptible to any single economic,
value of an individual stock or bond     political or regulatory occurrence
will decline because of changing         affecting the real estate industry.
expectations for the individual company
issuing the stock or bond.               With the exception of The Real Estate
Non-diversified Portfolios that may      Investment Trust Portfolios, we limit
invest a greater portion of their        the amount of each Portfolio's assets
assets in an individual security are     invested in any one industry, as is
considered to be subject to greater      consistent with that Portfolio's
risks than Portfolios that are           investment objective. The Real Estate
diversified.                             Investment Trust Portfolios will always
                                         be heavily invested in the real estate
                                         industry. To seek to reduce these risks
                                         for all Portfolios, we limit
                                         investments in any individual security
                                         and we follow a rigorous selection
                                         process before choosing securities for
                                         the Portfolios. Also see
                                         "Non-Diversified Portfolios" below.

                RISKS                         HOW WE STRIVE TO MANAGE THEM
---------------------------------------  ---------------------------------------
INTEREST RATE RISK is the risk that      The Portfolios, especially those that
securities, particularly bonds with      invest significantly in fixed-income
longer maturities, will decrease in      securities, are subject to various
value if interest rates rise and         interest rate risks depending upon
increase in value if interest rates      their investment objectives and
fall. Investments in equity securities   policies. We cannot eliminate that
issued by small and medium sized         risk, but we do try to address it by
companies, which often borrow money to   monitoring economic conditions,
finance operations, may also be          especially interest rate trends and
adversely affected by rising interest    their potential impact on the
rates.                                   Portfolios. The Portfolios do not try
                                         to increase returns on their
Swaps may be particularly sensitive to   investments in debt securities by
interest rate changes. Depending on the  predicting and aggressively
actual movements of interest rates and   capitalizing on interest rate
how well the portfolio manager           movements. The Intermediate Fixed
anticipates them, a portfolio could      Income and The Core Focus Fixed Income
experience a higher or lower return      Portfolios seek to maintain as the core
than anticipated. For example, if a      of their investment portfolios, short-
portfolio holds interest rate swaps and  and intermediate-term debt securities
is required to make payments based on    (under ten years). The Global Fixed
variable interest rates, it will have    Income and The International Fixed
to make increased payments if interest   Income Portfolios anticipate that
rates rise, which will not necessarily   average weighted maturity will be in
be offset by the fixed-rate payments it  the five-to-ten year range, with a
is entitled to receive under the swap    possible shift beyond ten years in a
agreement.                               declining interest rate environment and
                                         a possible shortening below five years
REITs are subject to interest rate       in a rising interest rate environment.
risks in that as interest rates rise,
the value of a Portfolio's investments   The High-Yield Bond Portfolio, by
in REITs holding fixed rate obligations  investing primarily in bonds rated B-
can be expected to decline. However,     or higher by S&P or B3 or higher by
lower interest rates tend to increase    Moody's, or unrated bonds, is subject
the level of refinancing, which can      to interest rate risks. See "Lower
hurt returns on REITs that hold          Rated Fixed-Income Securities" below.
fixed-income obligations.                The Real Estate Investment Trust
                                         Portfolios, by investing primarily in
                                         securities of REITs, and the other
                                         Portfolios that invest in those
                                         securities to a lesser degree, are
                                         subject to interest rate risk.

                                         The Intermediate Fixed Income, The Core
                                         Focus Fixed Income, The High Yield Bond
                                         and The Core Plus Fixed Income
                                         Portfolios by investing in swaps, are
                                         subject to additional interest rate
                                         risk. The Portfolios will not invest in
                                         interest rate or index swaps with
                                         maturities of more than two years. Each
                                         business day we will calculate the
                                         amount the Portfolios must pay for any
                                         swaps they hold and will segregate
                                         enough cash or other liquid securities
                                         to cover that amount.

                                         The Mid-Cap Growth Equity, The
                                         Small-Cap Growth Equity, The Focus
                                         Smid-Cap Growth Equity, The Smid-Cap
                                         Growth Equity and The All-Cap Growth
                                         Equity Portfolios invest in small- or
                                         mid-capitalization companies and we
                                         seek to address the potential interest
                                         rate risks by analyzing each company's
                                         financial situation and its cash flow
                                         to determine the company's ability to
                                         finance future expansion and
                                         operations. The potential impact that
                                         rising interest rates might have on a
                                         stock is taken into consideration
                                         before a stock is purchased.

FOREIGN RISK is the risk that foreign    The International Equity, The Labor
securities may be adversely affected by  Select International Equity, The
political instability, changes in        Large-Cap Value Equity, The Emerging
currency exchange rates, foreign         Markets, The Global Fixed Income and
economic conditions or inadequate        The International Fixed Income
regulatory and accounting standards. In  Portfolios will invest in securities of
addition, there is the possibility of    foreign issuers, which normally are
expropriation, nationalization or        denominated in foreign currencies, and
confiscatory taxation, taxation of       may hold foreign currencies directly.
income earned in foreign nations or      The Small-Cap Growth Equity, The Focus
other taxes imposed with respect to      Smid-Cap Growth Equity, The Real Estate
investments in foreign nations, foreign  Investment Trust, The Real Estate
exchange controls, which may include     Investment Trust II, The High Yield
suspension of the ability to transfer    Bond and The All-Cap Growth Equity
currency from a given country, and       Portfolios may each invest up to 10% of
default in foreign government            its total assets and The Core Focus
securities. As a result of these         Fixed Income, The Intermediate Fixed
factors, foreign securities markets may  Income, The Large-Cap Growth Equity,
be less liquid and more volatile than    The Smid-Cap Growth Equity and The Core
U.S. markets and the Portfolios may      Plus Fixed Income Portfolios may each
experience difficulties and delays in    invest up to 20% of its total assets,
converting foreign currencies back into  in foreign securities. The Mid-Cap
U.S. dollars. Such events may cause the  Growth Equity Portfolio typically
value of certain foreign securities to   invests only a small portion of its
fluctuate widely and may make it         assets in foreign securities, usually
difficult to accurately value foreign    through ADRs. For those Portfolios
securities.                              investing primarily in foreign
                                         securities, we attempt to reduce the
                                         risks presented by such investments by
                                         conducting world-wide fundamental
                                         research with an emphasis on country
                                         visits. In addition, we monitor current
                                         economic and market conditions and
                                         trends, the political and regulatory
                                         environment and the value of currencies
                                         in different countries in an effort to
                                         identify the most attractive countries
                                         and securities. Additionally, when
                                         currencies appear significantly
                                         overvalued compared to average real
                                         exchange rates, a Portfolio may hedge
                                         exposure to those currencies for
                                         defensive purposes.

                RISKS                         HOW WE STRIVE TO MANAGE THEM
---------------------------------------  ---------------------------------------
CURRENCY RISK is the risk that the       The Portfolios described above that are
value of an investment may be            subject to foreign risk may be affected
negatively affected by changes in        by changes in currency rates and
foreign currency exchange rates.         exchange control regulations and may
Adverse changes in exchange rates may    incur costs in connection with
reduce or eliminate any gains produced   conversions between currencies. To
by investments that are denominated in   hedge this currency risk associated
foreign currencies and may increase      with investments in non-U.S. dollar
losses.                                  denominated securities, the Portfolios
                                         that focus on global and international
                                         investments may invest in forward
                                         foreign currency contracts. Those
                                         activities pose special risks which do
                                         not typically arise in connection with
                                         investments in U.S. securities. In
                                         addition, The Large-Cap Growth Equity,
                                         The International Equity, The Labor
                                         Select International Equity, The
                                         Emerging Markets, The Global Fixed
                                         Income, The International Fixed Income,
                                         The Small-Cap Growth Equity, The Focus
                                         Smid-Cap Growth Equity, The Smid-Cap
                                         Growth Equity, The Real Estate
                                         Investment Trust, The All-Cap Growth
                                         Equity, The Core Focus Fixed Income,
                                         The Intermediate Fixed Income, The Core
                                         Plus Fixed Income and The High-Yield
                                         Bond Portfolios may engage in foreign
                                         currency options and futures
                                         transactions.

EMERGING MARKETS RISK is the             The Emerging Markets Portfolio focuses
possibility that the risks associated    its investments on companies in these
with international investing will be     markets and The International Equity,
greater in emerging markets than in      The Labor Select International Equity,
more developed foreign markets because,  The Global Fixed Income, The
among other things, emerging markets     International Fixed Income, The Real
may have less stable political and       Estate Investment Trust, The High-Yield
economic environments. In addition, in   Bond, The Core Focus Fixed Income, The
many emerging markets, there is          Intermediate Fixed Income and The Core
substantially less publicly available    Plus Fixed Income Portfolios may invest
information about issuers and the        a portion of their assets in securities
information that is available tends to   of issuers located in emerging markets.
be of a lesser quality. Economic         The Portfolios cannot eliminate these
markets and structures tend to be less   risks but will attempt to reduce these
mature and diverse and the securities    risks through portfolio
markets, which are subject to less       diversification, credit analysis,
government regulation or supervision,    attention to trends in the economy,
may also be smaller, less liquid and     industries and financial markets and
subject to greater price volatility.     other relevant factors.

LOWER RATED FIXED-INCOME SECURITIES      The International Fixed Income and The
(high-yield, high-risk securities,       Global Fixed Income Portfolios may
commonly known as "junk bonds"), while   invest up to 5% of their respective
generally having higher yields, are      assets in high-risk, high-yield
subject to reduced creditworthiness of   fixed-income securities of foreign
issuers, increased risks of default and  governments including, with specified
a more limited and less liquid           limitations, Brady Bonds. The
secondary market than higher rated       High-Yield Bond Portfolio invests
securities. These securities are         primarily in lower-rated fixed-income
subject to greater price volatility and  securities in an effort to attain
risk of loss of income and principal     higher yields, and this is a primary
than are higher rated securities. Lower  risk of investing in this Portfolio.
rated and unrated fixed-income           The Large-Cap Growth Equity, The Core
securities tend to reflect short-term    Plus Fixed Income and The All-Cap
corporate and market developments to a   Growth Equity Portfolios may invest up
greater extent than higher rated         to 5%, 30% and 5%, respectively, of
fixed-income securities, which react     their assets in such securities. The
primarily to fluctuations in the         Emerging Markets Portfolio may invest
general level of interest rates.         up to 35% of its assets in high-yield,
Fixed-income securities of this type     high-risk fixed-income securities,
are considered to be of poor standing    including Brady Bonds. See "Emerging
and primarily speculative. Such          Markets Risk" above. The Portfolios
securities are subject to a substantial  will attempt to reduce these risks
degree of credit risk, which is the      through portfolio diversification,
risk of a decline in value as a result   credit analysis, attention to trends in
of a downgrade in the credit rating      the economy, industries and financial
assigned to the issuer by a NRSRO.       markets, and complying with the limits
                                         on the exposure to theis asset class
                                         described in this Prospectus.

                RISKS                         HOW WE STRIVE TO MANAGE THEM
---------------------------------------  ---------------------------------------
LIQUIDITY RISK is the possibility that   We limit each Portfolio's exposure to
securities cannot be readily sold        illiquid securities as described under
within seven days at approximately the   "Additional Investment Information -
price that the Portfolio values them.    Illiquid Securities."

                                         Swap agreements entered into by The
                                         Intermediate Fixed Income, The Core
                                         Focus Fixed Income, The High Yield Bond
                                         and The Core Plus Fixed Income
                                         Portfolios will be treated as illiquid
                                         securities. However, swap dealers may
                                         be willing to repurchase interest rate
                                         swaps.

FUTURES CONTRACTS, OPTIONS ON FUTURES    The Large-Cap Growth Equity, The
CONTRACTS, FORWARD CONTRACTS, AND        Mid-Cap Growth Equity, The Small-Cap
CERTAIN OPTIONS used as investments for  Growth Equity, The Focus Smid-Cap
hedging and other non-speculative        Growth Equity, The Smid-Cap Growth
purposes involve certain risks. For      Equity, The Real Estate Investment
example, a lack of correlation between   Trust, The Emerging Markets, The
price changes of an option or futures    All-Cap Growth Equity, The Intermediate
contract and the assets being hedged     Fixed Income, The Core Focus Fixed
could render a Portfolio's hedging       Income and The Core Plus Fixed Income
strategy unsuccessful and could result   Portfolios may use certain options
in losses. The same results could occur  strategies or may use futures contracts
if movements of foreign currencies do    and options on futures contracts. The
not correlate as expected by the         Portfolios will not enter into futures
investment advisor at a time when a      contracts and options thereon to the
Portfolio is using a hedging instrument  extent that more than 5% of a
denominated in one foreign currency to   Portfolio's assets are required as
protect the value of a security          futures contract margin deposits and
denominated in a second foreign          premiums on options and only to the
currency against changes caused by       extent that obligations under such
fluctuations in the exchange rate        futures contracts and options thereon
between the dollar and the second        would not exceed 20% of the Portfolio's
currency. If the direction of            total assets.
securities prices, interest rates or
foreign currency prices is incorrectly   See also "Foreign Risk" and "Currency
predicted, the Portfolio will be in a    Risk" above.
worse position than if such
transactions had not been entered into.
In addition, since there can be no
assurance that a liquid secondary
market will exist for any contract
purchased or sold, a Portfolio may be
required to maintain a position (and in
the case of written options may be
required to continue to hold the
securities used as cover) until
exercise or expiration, which could
result in losses. Further, options and
futures contracts on foreign
currencies, and forward contracts,
entail particular risks related to
conditions affecting the underlying
currency. Over-the-counter transactions
in options and forward contracts also
involve liquidity risks and risks
arising from the creditworthiness of
the counterparty.

ZERO COUPON AND PAY-IN-KIND BONDS are    The Emerging Markets, The High-Yield
generally considered to be more          Bond and The Core Plus Fixed Income
interest sensitive than income-bearing   Portfolios may invest in zero coupon
bonds, to be more speculative than       and pay-in-kind bonds to the extent
interest-bearing bonds, and to have      consistent with each Portfolio's
certain tax consequences which could,    investment objective. The Global Fixed
under certain circumstances, be adverse  Income and The International Fixed
to a Portfolio. For example, a           Income Portfolios may invest in zero
Portfolio accrues, and is required to    coupon bonds. We cannot eliminate the
distribute to shareholders, income on    risks of zero coupon bonds, but we do
its zero coupon bonds. However, the      try to address them by monitoring
Portfolio may not receive the cash       economic conditions, especially
associated with this income until the    interest rate trends and their
bonds are sold or mature. If the         potential impact on the Portfolios.
Portfolio does not have sufficient cash
to make the required distribution of
accrued income, the Portfolio could be
required to sell other securities in
its portfolio or to borrow to generate
the cash required.

PORTFOLIO TURNOVER rates reflect the     The Large-Cap Growth Equity, The
amount of securities that are replaced   Mid-Cap Growth Equity, The All-Cap
from the beginning of the year to the    Growth Equity, The Intermediate Fixed
end of the year by a Portfolio. The      Income, The Core Focus Fixed Income,
higher the amount of portfolio           The Core Plus Fixed Income and The
activity, the higher the brokerage       High-Yield Bond Portfolios will
costs and other transaction costs of a   normally experience annual portfolio
Portfolio are likely to be. The amount   turnover rates exceeding 100% and the
of portfolio activity will also affect   annual portfolio turnover rate may be
the amount of taxes payable by a         considerably in excess of 100% for The
Portfolio's shareholders that are        Intermediate Fixed Income, The Core
subject to federal income tax, as well   Plus Fixed Income, The Core Focus Fixed
as the character (ordinary income vs.    Income and The High-Yield Bond
capital gains) of such tax obligations.  Portfolios.
These risks may affect a Portfolio's
performance.

                RISKS                         HOW WE STRIVE TO MANAGE THEM
---------------------------------------  ---------------------------------------
PREPAYMENT RISK is the risk that         The Intermediate Fixed Income, The Core
homeowners will prepay mortgages during  Focus Fixed Income, The Core Plus Fixed
periods of low interest rates, forcing   Income, The Global Fixed Income and The
an investor to reinvest money at         Real Estate Investment Trust Portfolios
interest rates that might be lower than  may invest in Mortgage-Backed
those on the prepaid mortgage.           Securities, Collateralized Mortgage
                                         Obligations (CMOs) and Real Estate
                                         Mortgage Investment Conduits (REMICs).
                                         These Portfolios take into
                                         consideration the likelihood of
                                         prepayment when mortgages are selected.
                                         The Portfolios may look for mortgage
                                         securities that have characteristics
                                         that make them less likely to be
                                         prepaid, such as low outstanding loan
                                         balances or below-market interest
                                         rates.

REAL ESTATE INDUSTRY RISK includes,      The Real Estate Investment Trust
among others: possible declines in the   Portfolios operate as "non-diversified"
value of real estate; risks related to   funds as defined by the 1940 Act. As
general and local economic conditions;   each Portfolio invests principally in
possible lack of availability of         REITs, it is more subject to the risks
mortgage funds; overbuilding; extended   associated with the real estate
vacancies of properties; increases in    industry. Investors should carefully
competition, property taxes and          consider these risks before investing
operating expenses; changes in zoning    in the Portfolios. To the extent The
laws; costs resulting from the clean-up  Large-Cap Growth Equity Portfolio
of, and liability to third parties       invests in REITs, the Portfolio,
resulting from, environmental problems;  although to a lesser degree than The
casualty for condemnation losses;        Real Estate Investment Trust
uninsured damages from floods,           Portfolios, is subject to the same
earthquakes or other natural disasters;  risks.
limitations on and variations in rents;
and changes in interest rates. REITs
are subject to substantial cash flow
dependency, defaults by borrowers,
self-liquidation and the risk of
failing to qualify for tax-free
pass-through of income under the
Internal Revenue Code (or similar
statute in non-U.S. countries) and/or
to maintain exemptions from the 1940
Act.

NON-DIVERSIFIED PORTFOLIOS are           The Real Estate Investment Trust
generally subject to greater risks than  Portfolios and The Emerging Markets,
diversified portfolios because adverse   The Global Fixed Income and The
effects on their security holdings may   International Fixed Income Portfolios
affect a larger portion of their         will not be diversified under the 1940
overall assets.                          Act. This means these Portfolios may
                                         invest in securities of any one issuer
                                         in an amount greater than 5% of the
                                         Portfolio's total assets. However, each
                                         Portfolio will satisfy the Internal
                                         Revenue Code's diversification
                                         requirement, which requires that 50% of
                                         the Portfolio's assets be represented
                                         by cash, cash items, certain qualifying
                                         securities and other securities limited
                                         in respect of any one issuer to an
                                         amount not greater than 5% of the
                                         Portfolio's total assets.

TRANSACTION COSTS RISK is the risk that  The Large-Cap Growth Equity, The the cost of buying, selling and holding  Large-Cap Value Equity, The Small-Cap
foreign securities, including            Growth Equity, The Focus Smid-Cap
brokerage, tax and custody costs, may    Growth Equity, The Smid-Cap Growth
be higher than those involved in         Equity, The Real Estate Investment
domestic transactions.                   Trust, The International Equity, The
                                         Labor Select International Equity, The
                                         Emerging Markets, The All-Cap Growth
                                         Equity, The High-Yield Bond, The Core
                                         Plus Fixed Income, The Core Focus Fixed
                                         Income, The Intermediate Fixed Income,
                                         The Mid-Cap Growth Equity, The Global
                                         Fixed Income and The International
                                         Fixed Income Portfolios are subject to
                                         transaction costs risk to the extent
                                         that their respective objectives and
                                         policies permit them to invest, and
                                         they actually do invest, in foreign
                                         securities. We strive to monitor
                                         transaction costs and to choose an
                                         efficient trading strategy for the
                                         Portfolios.

DERIVATIVES RISK is the possibility      We will use derivatives for defensive
that a Portfolio may experience a        purposes, such as to protect gains or
significant loss if it employs a         hedge against potential losses in a
derivatives strategy (including a        Portfolio without actually selling a
strategy involving swaps such as         security, to neutralize the impact of
interest rate swaps, index swaps and     interest rate changes, to affect
credit default swaps) related to a       diversification or to earn additional
security or a securities index and that income. We will not use derivatives for security or index moves in the opposite reasons inconsistent with our
direction from what the portfolio        investment objectives. We also research
manager had anticipated. Another risk    and continually monitor the
of derivative transactions is the        creditworthiness of current or
creditworthiness of the counterparty     potential counterparties.
because the transaction depends on the
willingness and ability of the
counterparty to fulfill its contractual
obligations. Derivatives also involve
additional expenses, which could reduce
any benefit or increase any loss to a
Portfolio from using the strategy.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of each portfolio's securities holdings is available in the Fund's SAI.

MANAGEMENT OF THE FUND

TRUSTEES
The business and affairs of the Fund and its Portfolios are managed under the direction of the Fund's Board of Trustees. See the Fund's SAI for additional information about the Fund's officers and Trustees.

FUND OFFICERS AND PORTFOLIO MANAGERS
Below is a list of the portfolio managers who are primarily responsible for the day-to-day management of each Portfolio. The Portfolios' SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of Portfolio shares.

ROBERT AKESTER
Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Emerging Markets Portfolio)
Prior to joining Mondrian Investment Partners Ltd. (Mondrian) in 1996, Mr. Akester, who began his investment career in 1969, was most recently a Director of Hill Samuel Investment Management Ltd., which he joined in 1985. His prior experience included working as a Senior Analyst and head of the South-East Asian Research team at James Capel, and as a Fund Manager at Prudential Assurance Co., Ltd. Mr. Akester holds a BS in Statistics and Economics from University College, London and is an associate of the Institute of Actuaries, with a certificate in Finance and Investment. Mr. Akester has managed The Emerging Markets Portfolio since its inception.

DAMON J. ANDRES
Vice President/ Senior Portfolio Manager -- The Real Estate Investment Trust Portfolios
Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, he provided investment consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA charterholder. Mr. Andres has been on The Real Estate Investment Trust Portfolios' management team since 1997.

FIONA A. BARWICK
Director of Regional Research -- Mondrian Investment Partners Ltd. (The International Equity Portfolio)
Ms. Barwick is a graduate of University College, London. She joined Mondrian in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Mondrian, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst. Ms. Barwick has managed The International Equity Portfolio since October 1999.

MARSHALL T. BASSETT
Senior Vice President/Senior Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Before joining Delaware Investments in 1997, Mr. Bassett served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Prior to that, he was a trust officer at Sovran Bank and Trust Company. He received a bachelor's degree and an MBA from Duke University. Mr. Basset has managed The Mid-Cap Growth Equity Portfolio and The Small-Cap Growth Equity Portfolio since January 2000 and The Smid-Cap Growth Equity Portfolio since its inception.

JOANNA BATES
Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Ms. Bates is a graduate of London University. She joined the Fixed Income team at Mondrian in June 1997. Prior to that, she was Associate Director, Fixed Interest at Hill Samuel Investment Management, which she joined in 1990. She had previously worked at Fidelity International and Save & Prosper as fund manager and analyst for global bond markets. Ms. Bates is an associate of the Institute of Investment Management and Research. Ms. Bates has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

NIGEL BLISS
Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Labor Select International Equity Portfolio)
Mr. Bliss is a graduate of the Victoria University of Manchester. He commenced his career at Cazenove & Co. He joined Mondrian in July 1995. He is an associate of the Institute of Investment Management & Research. Mr. Bliss has managed The Labor Select International Equity Portfolio since October 1, 2002.

CHRISTOPHER J. BONAVICO
Vice President/Senior Portfolio Manager -- The All-Cap Growth Equity Portfolio, The Focus Smid-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio Mr. Bonavico was most recently a principal and portfolio manager at Transamerica Investment Management, LLC. Mr. Bonavico also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor's degree in economics from the University of Delaware and is a CFA charterholder. Mr. Bonavico has managed The All-Cap Growth Equity Portfolio since September 2005, The Focus Smid-Cap Growth Equity Portfolio since December 2005 and The Large-Cap Growth Equity Portfolio since its inception.

RYAN K. BRIST
Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income -- The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio Mr. Brist earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, Mr. Brist served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. Mr. Brist previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. Mr. Brist is a Chartered Financial Analyst. Mr. Brist has managed The Core Focus Fixed Income and The Core Plus Fixed Income Portfolios since their inception.

KENNETH F. BROAD
Vice President/Senior Portfolio Manager/Equity Analyst -- The All-Cap Growth Equity Portfolio and The Focus Smid-Cap Growth Equity Portfolio
Mr. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the Focus Growth Equity team. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor's degree in economics from Colgate University. Mr. Broad is a CFA charterholder. Mr. Broad has managed The All-Cap Growth Equity Portfolio since September 2005 and The Focus Smid-Cap Growth Equity Portfolio since December 2005.

STEVEN G. CATRICKS
Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr. Catricks joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Catricks was an equity analyst at BlackRock Financial, where he specialized in small-capitalization growth stocks. He also worked at Dow Jones/Factiva, and as a senior systems engineer at GE Aerospace/Lockheed Martin. He holds a bachelor's degree in electrical engineering from Drexel University, a master's degree in engineering from the University of Pennsylvania and is a member of the Institute of Electrical and Electronics Engineers. Mr. Catricks is a CFA charterholder. Mr. Catricks has managed The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio since August 2005.

STEPHEN R. CIANCI
Senior Vice President/Senior Portfolio Manager -- The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder. Mr. Cianci has managed The Intermediate Fixed Income Portfolio since February 2001, and The Core Plus Fixed Income and The Core Focus Fixed Income Portfolios since their inception.

ELIZABETH A. DESMOND
Director/Chief Investment Officer, Developed Equity Markets -- Mondrian Investment Partners Ltd. (The International Equity Portfolio)
Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder. Ms. Desmond has managed The International Equity Portfolio since October 1999.

CHRISTOPHER M. ERICKSEN
Vice President/Portfolio Manager -- The Large-Cap Growth Equity Portfolio
Mr. Ericksen joined Delaware Investments in April 2005 as a portfolio manager on the Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap product. He was most recently a portfolio manager at Transamerica Investment Management, LLC, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management. Mr. Ericksen received his bachelor's degree from Carnegie Mellon University, with majors in industrial management, economics and political science. Mr. Ericksen has managed The Large-Cap Growth Equity Portfolio since its inception.

PATRICK G. FORTIER
Vice President/Portfolio Manager/Equity Analyst -- The All-Cap Growth Equity Portfolio
Mr. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management, LLC. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Mr. Fortier received his bachelor's degree in finance from the University of Kentucky. Mr. Fortier is a CFA charterholder. Mr. Fortier has managed The All-Cap Growth Equity Portfolio since September 2005.

CLIVE A. GILLMORE
Deputy Managing Director/Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio)
A graduate of the University of Warwick, England, and the London Business School Investment Program, Mr. Gillmore joined Mondrian in 1990 after eight years of investment experience. His most recent position prior to joining Mondrian was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom. Mr. Gillmore has managed The Labor Select International Equity Portfolio and The Emerging Markets Portfolio since their respective dates of inception and The International Equity Portfolio since March 1999.

BARRY S. GLADSTEIN
Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr. Gladstein joined Delaware Investments in 1995. Before joining Delaware Investments, Mr. Gladstein was director of operational planning at CIGNA Corporation from 1991 to 1995 and a senior accountant with Arthur Young & Company. He holds a bachelor's degree from Binghamton University and an MBA from the University of Pennsylvania's Wharton School. Mr. Gladstein has managed The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio since August 2005.

PAUL GRILLO
Senior Vice President/Senior Portfolio Manager -- The Intermediate Fixed Income Portfolio, The Core Focus Fixed Income Portfolio and The Core Plus Fixed Income Portfolio Mr. Grillo holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has managed The Intermediate Fixed Income Portfolio since February 2001, and The Core Plus Fixed Income and The Core Focus Fixed Income Portfolios since their inception.

GREGORY M. HEYWOOD
Vice President, Portfolio Manager, Equity Analyst -- The All-Cap Growth Equity Portfolio
Mr. Heywood, who joined Delaware Investments in April 2005, is a portfolio manager and analyst on the Focus Growth Equity team. This team, which is based in San Francisco, is responsible for large-cap growth, all-cap growth and one smid-cap growth portfolio. He was most recently a research analyst at Transamerica Investment Management, LLC. Before joining Transamerica in 2004, he worked for Wells Capital Management from 2003 to 2004 and Montgomery Asset Management from 1996 to 2003. Mr. Heywood received a bachelor's degree and an MBA from the University of California at Berkeley. Mr. Heywood is a CFA charterholder.Mr. Heywood has managed The All-Cap Growth Equity Portfolio since September 2005.

CHRISTOPHER M. HOLLAND
Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr. Holland joined Delaware Investments in 2001. Before joining Delaware Investments, Mr. Holland was a municipal fixed income analyst at BlackRock Financial and in private client services at JPMorgan Chase and Company. Mr. Holland holds a bachelor's degree in economics from the University of Delaware and an MBA with a concentration in finance from Villanova University. Mr. Holland has managed The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio since August 2005.

JORDAN L. IRVING
Vice President/Senior Portfolio Manager -- The Large-Cap Value Equity Portfolio In 2004, Mr. Irving joined Delaware Investments as a vice president, senior portfolio manager for the firm's Large-Cap Value portfolios. Previously, he worked for the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers (MLIM) for six years, where he managed mutual funds and separate accounts for institutions and private clients. Mr. Irving graduated from Yale University with a bachelor's degree in American studies and earned a special diploma in social studies at Oxford University in England. He competed for the United States National Rowing Team, winning a gold medal at the 1997 World Rowing Championships in Aiguebelette, France. Mr. Irving has managed The Large-Cap Value Equity Portfolio since April 2006.

JOHN KIRK
Director/Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio) Mr. Kirk is a graduate of the University of Wales and received an M.A. in Operations Research from Lancaster University. Prior to joining Mondrian in September of 1998, he was responsible for European and Asian Fixed Income at Royal Bank of Canada in London, and had global responsibility for credit and risk management. He started his career at Ford Motor Company as a member of their operations research group. Mr. Kirk has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

STEVEN T. LAMPE
Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr. Lampe received a bachelor's degree in economics and an MBA with a concentration in finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at PriceWaterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant. Mr. Lampe has managed The Mid-Cap Growth Equity Portfolio and The Small-Cap Growth Equity Portfolio since January 2000 and The Smid-Cap Growth Equity Portfolio since its inception.

EMMA R.E. LEWIS
Senior Portfolio Manager -- Mondrian Investment Partners Ltd. (The Labor Select International Equity Portfolio)
Ms. Lewis is a graduate of Pembroke College, Oxford University, where she completed her Masters in Philosophy and Theology. She joined Mondrian in 1995, assuming analytical responsibilities in the Pacific Basin Team. She began her investment career at the Dutch bank ABN AMRO and later joined Fuji Investment Management. Ms. Lewis is an Associate of the Institute of Investment Management & Research. Ms. Lewis has managed The Labor Select International Equity Portfolio since October 2000.

ANTHONY A. LOMBARDI
Vice President/Senior Portfolio Manager -- The Large-Cap Value Equity Portfolio Mr. Lombardi joined Delaware Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value portfolios. Previously, Mr. Lombardi worked at MLIM from 1998 to 2004, where he rose to the position of director and portfolio manager, overseeing mutual funds and separate accounts for institutions and private clients. Prior to that, he worked at Dean Witter Reynolds, Inc. for seven years as a sell-side equity research analyst, and he began his career as an investment analyst with Crossland Savings, FSB in 1989. Mr. Lombardi graduated from Hofstra University, receiving a bachelor's degree in finance and an MBA with a concentration in finance, and he is a member of the New York Society of Security Analysts. Mr. Lombardi has managed The Large-Cap Value Equity Portfolio since April 2006.

NIGEL G. MAY
Director/Chief Investment Officer, Developed Equity Markets -- Mondrian Investment Partners Ltd. (The International Equity Portfolio)
Mr. May is a graduate of Sidney Sussex College, Cambridge. Prior to joining Mondrian in 1991, he had been with Hill Samuel Investment Management Group for five years. Mr. May has managed The International Equity Portfolio since January 2001.

CHRISTOPHER A. MOTH
Director/Chief Investment Officer, Global Fixed Income and Currency -- Mondrian Investment Partners Ltd. (The Global Fixed Income Portfolio and The International Fixed Income Portfolio)
Mr. Moth is a graduate of The City University London. He joined Mondrian in 1992, having previously worked at Guardian Royal Exchange in an actuarial capacity, where he was responsible for quantitative models and projections. Mr. Moth has been awarded the Certificate in Finance and Investment from the Institute of Actuaries in London. Mr. Moth has managed The Global Fixed Income Portfolio and The International Fixed Income Portfolio since July 1999.

TYSEN NUTT, JR.
Senior Vice President/Chief Investment Officer (Large-Cap Value) -- The Large-Cap Value Equity Portfolio.
Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value portfolios. Before joining the firm, Mr. Nutt was with the U.S. Active Large-Cap Value team within MLIM. He managed mutual funds and separate accounts for institutions and private clients and departed MLIM as a managing director. Prior to that, Mr. Nutt was with Van Deventer & Hoch (V&H) where he managed large-cap value portfolios for institutions and private clients. As a senior vice president at V&H, he was a member of the firm's management committee. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Mr. Nutt earned his bachelor's degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute. Mr. Nutt has managed The Large-Cap Value Equity Portfolio since April 2006.

DANIEL J. PRISLIN
Vice President/Senior Portfolio Manager -- The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio
Mr. Prislin was most recently a principal and portfolio manager at Transamerica Investment Management, LLC, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was an assistant portfolio manager with The Franklin Templeton Group. Mr. Prislin received his M.B.A. and bachelor's degree in business administration from the University of California, Berkeley and is a CFA charterholder. Mr. Prislin has managed The All-Cap Growth Equity Portfolio since September 2005 and The Large-Cap Growth Equity Portfolio since its inception.

TIMOTHY L. RABE
Senior Vice President/Senior Portfolio Manager -- The High-Yield Bond Portfolio Mr. Rabe received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder. Mr. Rabe has managed The High-Yield Bond Portfolio since July 2002.

DAVID G. TILLES
Managing Director/Chief Executive Officer/Chief Investment Officer of Mondrian Investment Partners Ltd. -- The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio
Mr. Tilles was educated at the Sorbonne, Warwick University and Heidelberg University. Prior to joining Mondrian in 1990 as Managing Director and Chief Investment Officer, he spent 16 years with Hill Samuel Investment Management Group in London, serving in a number of investment capacities. His most recent position prior to joining Mondrian was Chief Investment Officer of Hill Samuel Investment Management Ltd.

MATTHEW TODOROW
Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr. Todorow recently served as Executive Director for Morgan Stanley Investment Management and was a Portfolio Manager for the Small/Mid-Cap group. His primary portfolio management responsibilities were in health care, a sector he has covered since 1997. Mr. Todorow holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Mr. Todorow has been participating in the management of The Mid-Cap Growth Equity and The Small-Cap Growth Equity Portfolios since January 2004, and The Smid-Cap Growth Equity Portfolio since its inception.

RUDY D. TORRIJOS III
Vice President, Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Mr. Torrijos joined the emerging growth team at Delaware Investments in July 2005, where he serves as a portfolio manager with a focus on the technology sector. He spent the prior two years as a technology analyst at Fiduciary Trust Co., International, where he was responsible for sector management of technology stocks for small-cap equity products. From 1997 to 2002 he worked for Neuberger Berman Growth Group, first as an analyst and then as fund manager. Mr. Torrijos also spent three years at Hellman Jordan Management as a technology analyst, and he began his career as a marketing/strategic financial planning analyst at Unocal Corporation in Los Angeles. Mr. Torrijos attended Harvard University, where he graduated with a bachelor's degree in applied mathematics/economics. Mr. Torrijos has managed The Mid-Cap Growth Equity Portfolio and The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio since August 2005.

JEFFREY S. VAN HARTE
Chief Investment Officer -- Focus Growth -- The All-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio
Mr. Van Harte was most recently a principal and executive vice president at Transamerica Investment Management, LLC. Mr. Van Harte was the lead manager of the Transamerica Large Cap Growth strategy and managed portfolios in that discipline for over 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte, who also managed institutional separate accounts and sub-advised funds, received his bachelor's degree in finance from California State University at Fullerton and is a CFA charterholder. Mr. Van Harte has managed The All-Cap Growth Equity Portfolio since September 2005 and The Large-Cap Growth Equity Portfolio since its inception.

ROBERT A. VOGEL, JR.
Vice President/Senior Portfolio Manager -- The Large-Cap Value Equity Portfolio Mr. Vogel joined Delaware Investments in 2004 as a vice president, senior portfolio manager for the firm's Large-Cap Value portfolios. He previously worked at MLIM for more than seven years, where he earned the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992, as a financial consultant at Merrill Lynch. Mr. Vogel graduated from Loyola College in Maryland, earning both bachelor's and master's degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania, and he is a member of the New York Society of Security Analysts and the CFA Society of Philadelphia. Mr. Vogel has managed The Large-Cap Value Equity Portfolio since April 2006.

LORI P. WACHS
Vice President/Portfolio Manager -- The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio and The Smid-Cap Growth Equity Portfolio
Ms. Wachs is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies. Ms. Wachs joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. Ms. Wachs has been managing The Mid-Cap Growth Equity Portfolio and The Small-Cap Growth Equity Portfolio since January 2000 and The Smid-Cap Growth Equity Portfolio since its inception.

INVESTMENT ADVISORS

Delaware Management Company (Delaware), a series of Delaware Management Business Trust, furnishes investment advisory services to all of the Fund's Portfolios pursuant to investment advisory agreements between the Fund, on behalf of each Portfolio, and Delaware (Investment Advisory Agreements). Delaware and its predecessors have been managing the funds in Delaware Investments since 1938. Delaware is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. (DMH). DMH and Delaware are indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National Corporation (Lincoln National). Lincoln National, with headquarters in Philadelphia, Pennsylvania is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware's address is 2005 Market Street, Philadelphia, PA 19103-7094.

Mondrian Investment Partners Ltd. (Mondrian) furnishes investment sub-advisory services to The International Equity, The Labor Select International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios pursuant to sub-advisory agreements between Delaware, on behalf of the Fund and the applicable Portfolio, and Mondrian (Sub-Advisory Agreements). Mondrian (formerly known as Delaware International Advisers Ltd.) commenced operations as a registered investment advisor in December 1990. Mondrian's address is 3rd Floor, 80 Cheapside, London, England EC2V 6EE.

Under the Sub-Advisory Agreements, Delaware is responsible for paying the fees to Mondrian for its sub-advisory services to the Portfolios out of its own assets. The annual rates of sub-advisory fees payable by Delaware to Mondrian under the Sub-Advisory Agreements are: 0.30% of the average daily net assets of The Global Fixed Income Portfolio, The International Fixed Income Portfolio and The Labor Select International Equity Portfolio; 0.36% of the average daily net assets of The International Equity Portfolio; and 0.75% of the average daily net assets of The Emerging Markets Portfolio.

Under these Investment Advisory and Sub-Advisory Agreements, Delaware and Mondrian, subject to the control and supervision of the Fund's Board of Trustees and in conformance with the stated investment objectives and policies of the respective Portfolios, manage the investment and reinvestment of the assets of the Portfolios with which they have agreements and make investment decisions for the respective Portfolios. For its services, the investment advisor was paid aggregate fees for the last fiscal year for which data are available (as a percentage of each Portfolio's average daily net assets) as follows:

                                                                INVESTMENT MANAGEMENT
                                                   FEES PAID AFTER VOLUNTARY OR CONTRACTUAL WAIVERS
PORTFOLIO                                              FOR THE FISCAL YEAR ENDED OCTOBER 31, 2005
-------------------------------------------------  -------------------------------------------------
  The Large-Cap Growth Equity Portfolio                                  0.55%*
  The Large-Cap Value Equity Portfolio                                   0.00%
  The Mid-Cap Growth Equity Portfolio                                    0.69%
  The Small-Cap Growth Equity Portfolio                                  0.75%
  The Focus Smid-Cap Growth Equity Portfolio                             0.00%
  The Smid-Cap Growth Equity Portfolio                                   0.00%
  The Real Estate Investment Trust Portfolio                             0.74%
  The Real Estate Investment Trust Portfolio II                          0.72%
  The All-Cap Growth Equity Portfolio                                    0.50%
  The International Equity Portfolio                                     0.75%
  The Labor Select International Equity Portfolio                        0.75%
  The Emerging Markets Portfolio                                         1.00%
  The Intermediate Fixed Income Portfolio                                0.16%
  The Core Focus Fixed Income Portfolio                                  0.00%
  The High-Yield Bond Portfolio                                          0.00%
  The Core Plus Fixed Income Portfolio                                   0.25%
  The Global Fixed Income Portfolio                                      0.46%
  The International Fixed Income Portfolio                               0.43%

* This Portfolio has not been operating for a full fiscal year. The fee stated above is the fee that the investment advisor is entitled to receive under its Investment Advisory Agreement with the Portfolio.

From time to time, certain institutional separate accounts advised by Mondrian or by a series of Delaware Management Business Trust may invest in the Fund's Portfolios. The Portfolios may experience relatively large investments or redemptions as a result of the institutional separate accounts either purchasing or redeeming the Portfolios' shares. These transactions may affect the Portfolios, since Portfolios that experience redemptions may be required to sell portfolio securities, and Portfolios that receive additional cash will need to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent the Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. Delaware and Mondrian, representing the interests of the Portfolios, are committed to minimizing the impact of such transactions on the Portfolios. In addition, the advisors to the institutional separate accounts are also committed to minimizing the impact on the Portfolios to the extent it is consistent with pursuing the investment objectives of the institutional separate accounts.

If permitted under applicable law, in cases where a shareholder of any of the Portfolios has an investment counseling relationship with Delaware (or its affiliates or related entities) or Mondrian, Delaware or Mondrian may, at its discretion, reduce the shareholder's investment counseling fees by an amount equal to the pro-rata advisory fees paid by the respective Portfolio. This procedure would be utilized with clients having contractual relationships based on total assets managed by such entities to avoid situations where excess advisory fees might be paid to Delaware or Mondrian. In no event should a client pay higher total advisory fees as a result of the client's investment in a Portfolio.

A discussion regarding the basis for the Board of Trustees' approval of the Investment Advisory Agreements of each of the Portfolios (except as noted below) is available in each Portfolio's annual report to shareholders for the fiscal year ended October 31, 2005. The Large-Cap Growth Equity Portfolio, The Smid-Cap Growth Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio are currently in their initial two-year term after shareholder approval and will be considered for renewal by the Board of Trustees once the initial two-year term is concluded.

CERTAIN MANAGEMENT CONSIDERATIONS -- MANAGER OF MANAGERS STRUCTURE

At a shareholder meeting held on March 23, 2005 (or as adjourned), the Portfolios' shareholders (except for The Core Plus Fixed Income Portfolio, The International Equity Portfolio, The Real Estate Investment Trust Portfolio II and the Small-Cap Growth Equity Portfolio) approved a "manager of managers" structure that would permit Delaware, the Portfolios' investment adviser, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Portfolios, subject to Board approval but without shareholder approval (Manager of Managers Structure). While Delaware does not currently expect to use the Manager of Managers Structure with respect to the Portfolios, including those Portfolios that currently have a sub-adviser, Delaware may, in the future, recommend to the Portfolios' Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisers to manage all or a portion of a Portfolio if it believes that doing so would be likely to enhance the Portfolio's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Portfolios is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (SEC) or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Portfolios may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Portfolios' application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Portfolios to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by a Portfolio to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Portfolio, including Delaware Management Company's responsibility for all advisory services furnished by a sub-adviser.

ADMINISTRATOR

Delaware Service Company, Inc. (DSC), an affiliate of Delaware and an indirect, wholly owned subsidiary of DMH, provides the Fund with administrative services pursuant to the Amended and Restated Shareholders Services Agreement with the Fund on behalf of the Portfolios. The services provided under the Amended and Restated Shareholders Services Agreement are subject to the supervision of the officers and trustees of the Fund, and include day-to-day administration of matters related to the legal existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its Custodian Bank, and assistance in the preparation of the Fund's registration statements under Federal and State laws. The Amended and Restated Shareholders Services Agreement also provides that DSC will provide the Fund with dividend disbursing and transfer agent services. DSC is located at 2005 Market Street, Philadelphia, PA 19103-7094. For its services under the Amended and Restated Shareholders Services Agreement, the Fund pays DSC an annual asset-based fee, payable monthly, and allocated among the Portfolios of the Fund based on the relative percentage of assets of each Portfolio. DSC also provides accounting services to the Fund pursuant to the terms of a separate Fund Accounting Agreement.

DISTRIBUTOR

Delaware Distributors, L.P. (DDLP), 2005 Market Street, Philadelphia, PA 19103-7094, serves as the Distributor of the shares of the Fund's Portfolios. Under its Distribution Agreements with the Fund on behalf of each Portfolio, DDLP sells shares of the Fund upon the terms and at the current offering price described in this Prospectus. DDLP is not obligated to sell any certain number of shares of the Fund. DDLP is an indirect, wholly owned subsidiary of DMH.

CUSTODIAN BANK

The JPMorgan Chase Bank, 4 Chase Metrotech Center, Brooklyn, NY 11245 serves as custodian for each Portfolio, except as noted below. Mellon Bank, N.A., One Mellon Center, Pittsburgh, PA 15258, serves as custodian for The Core Plus Fixed Income Portfolio, The Core Focus Fixed Income Portfolio, The Focus Smid-Cap Growth Equity Portfolio, The Smid-Cap Growth Equity Portfolio and The Large-Cap Growth Equity Portfolio.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 2001 Market Street, Suite 4000, Philadelphia, PA 19103, serves as the Independent Registered Public Accounting Firm for the Fund.

                              SHAREHOLDER SERVICES

SPECIAL REPORTS AND OTHER SERVICES. The Fund will provide client shareholders with the following information:

   o  Audited annual financial reports.

   o  Unaudited semiannual financial reports.

   o Detailed monthly appraisal of the status of their account and a complete review of portfolio assets, performance results and other pertinent data.

In addition, the investment advisors may conduct periodic personal reviews with each client shareholder, with interim telephone updates and other communication, as appropriate.

The Fund's dedicated telephone number, 800 231-8002, is available for shareholder inquiries during normal business hours. You may also obtain the net asset values for the Portfolios by calling this number or via our Web site at http://www.delawareinvestments.com/institutional/dptnavs.jsp. Written correspondence should be addressed to:

                        Delaware Pooled Trust
                        2005 Market Street
                        Philadelphia, PA 19103-7094
                        Attention: Client Services

EXCHANGE PRIVILEGE

Each Portfolio's shares may be exchanged for shares of the other Portfolios or the institutional class shares of the other Delaware Investments Funds based on the respective net asset values of the shares involved and as long as a Portfolio's minimum purchase requirements are satisfied. There are no minimum purchase requirements for the institutional class shares of the other Delaware Investments Funds, but certain eligibility requirements must be satisfied. An exchange would be considered a taxable event in instances where an institutional shareholder is subject to tax. The exchange privilege is only available with respect to Portfolios that are registered for sale in a shareholder's state of residence. The Fund reserves the right to suspend or terminate, or amend the terms of, the exchange privilege upon 60 days' written notice to client shareholders. The Fund reserves the right to reject any exchange order. See "Frequent Trading of Fund Shares (Market Timing)" below.

With respect to exchanges involving The Emerging Markets Portfolio, an investor will generally be assessed a purchase reimbursement fee by the Portfolio when exchanging from another Portfolio into The Emerging Markets Portfolio and a shareholder of the Portfolio will generally be assessed a redemption reimbursement fee by the Portfolio when exchanging out of the Portfolio into another Portfolio. See "How to Purchase Shares", "Redemption of Shares" and "Other Purchase and Redemption Considerations."

Please call the Fund for further information on how to exchange shares of the Fund.

HOW TO PURCHASE SHARES

Shares of each Portfolio described in this Prospectus are offered directly to institutions and high net-worth individual investors at net asset value with no sales commissions or 12b-1 charges. The only type of defined contribution plan that is permitted to become a new investor in the Portfolios offered through this Prospectus is a plan which represents: (i) that the decision to invest plan assets in or withdraw plan assets from a Portfolio will be made solely by a plan fiduciary, such as the plan's board, without direction from or consultation with any plan participant and (ii) that the plan will make no more than 3 separate purchase orders during any given calendar quarter. The Fund is not primarily designed for defined contribution plans that are participant-directed or frequently trade Portfolio shares, and therefore the Fund requires the above representations from any new defined contribution plan investors. We reserve the right to reject any purchase order made by a new defined contribution plan investor that does not meet the above representations or that follows a pattern of market timing as described in this Prospectus. The Real Estate Investment Trust, The International Equity, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios are closed to any new investors. Existing shareholders of these Portfolios, which include participants of existing defined benefit plans that have the Portfolio(s) on their investment platform, may continue to purchase shares.

MINIMUM INVESTMENTS. The minimum initial investment for a shareholder is $1,000,000 in the aggregate across all Portfolios of the Fund. There are no minimums for subsequent contributions in a Portfolio where the aggregate minimum initial investment for the Fund has been satisfied.

PURCHASE PRICE. You may buy shares at the Portfolio's net asset value per share
(NAV), which is calculated as of the close of the New York Stock Exchange's
(NYSE) regular trading hours (ordinarily 4:00 P.M. Eastern Time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund. Except in the case of in-kind purchases and as described below, an order will be accepted by the Fund after (1) the Fund is notified by telephone, email, facsimile or other means acceptable to the Fund of your purchase order and (2) Federal Funds have been delivered to the Fund's agent. If notice is given or Federal Funds are delivered after that time, the purchase order will be priced at the close of the NYSE on the following business day.

In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept purchase orders on the Fund's behalf. For purposes of pricing, a purchase order will be deemed to be accepted by the Fund when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a purchase order before the close of the NYSE's regular trading hours in order to receive that day's NAV. We reserve the right to reject any purchase order.

PURCHASE REIMBURSEMENT FEE. In the case of The Emerging Markets Portfolio, there is normally a purchase reimbursement fee that applies to all purchases, including purchases made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by investors to the Portfolio, equals 0.75% of the dollar amount invested in the Portfolio. This purchase reimbursement fee is deducted automatically from the amount invested; it cannot be paid separately. The fee will generally not apply to investments in the Portfolio that are permitted to be made by contributions of securities in-kind, that are made by reinvestments of dividends or other distributions, or as otherwise determined by the Fund as described herein. See "Other Purchase and Redemption Considerations" and "In-Kind Purchases" below.

HOW TO PURCHASE SHARES BY FEDERAL FUNDS WIRE. Purchases of shares of a Portfolio should be made by having your bank wire Federal Funds to Bank of New York as described below. In order to ensure prompt receipt of your Federal Funds Wire and processing of your purchase order, it is important that the following steps be taken:

   o First, complete the Account Registration Form and send it via facsimile to 215 255-1162 or mail it to:

                        Delaware Pooled Trust
                        2005 Market Street
                        Philadelphia, PA 19103-7094
                        Attention: Client Services

   o Second, telephone the Fund at 800 231-8002 (or contact the Fund via email, facsimile or other means acceptable to the Fund) and provide us with the account name, address, telephone number, Tax Identification Number, the Portfolio(s) selected, the amount being wired and by which bank and which specific branch, if applicable. We will provide you with a Fund account number.

   o Third, instruct your bank to wire the specified purchase amount of Federal Funds to Bank of New York, ABA #021000018, Bank Account #8900403748. The funds should be sent to the attention of Delaware Pooled Trust (be sure to have your bank include the name of the Portfolio(s) selected, the account number assigned to you and your account name). Federal Funds purchase orders will be accepted only on a day on which the Fund, the NYSE, Bank of New York and the Fund's custodians are open for business.

ADDITIONAL INVESTMENTS. You may add to your shareholder account at any time and in any amount. Procedures for purchasing shares are the same as those followed for a new account as described above:

   o First, notify the Fund of your impending purchase by calling us at 800 231-8002, or by contacting the Fund via another method acceptable to the Fund.

   o Then be sure that your bank follows the same procedures as described above with respect to the wiring of Federal Funds to Bank of New York.

IN-KIND PURCHASES. The Fund, in its sole discretion, may permit investors to make an investment by a contribution of securities in-kind or by following another procedure that will have the same economic effect as an in-kind purchase. In either case, such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. The purchase price per share for investors purchasing shares by an in-kind procedure or by such other permitted procedure shall be the NAV next determined after acceptance by the Portfolio of the investor's purchase order. Investors wishing to make an investment by a contribution of securities in-kind should contact the Fund at 800 231-8002 to determine whether the Portfolio's advisor will agree to accept the investor's proposed in-kind contribution and, if so, to make appropriate arrangements to settle the transaction. The assets provided to the Portfolio pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares." At such time as the Fund receives appropriate regulatory approvals to do so in the future, under certain circumstances, the Fund may, at its sole discretion, allow eligible investors who have an existing investment counseling relationship with an affiliate of Delaware to make investments in any of the Fund's Portfolios by a contribution of securities in-kind to such Portfolios.

Eligible investors in The International Equity Portfolio may be required to make their investments in the Portfolio pursuant to instructions of the Fund, by a contribution of securities in-kind to the Portfolio or by following another procedure that will have the same economic effect as an in-kind purchase. Institutions proposing to invest an amount that at the time they contact the Fund would constitute 5% or more of the assets of The International Equity Portfolio will, under normal circumstances, be required to make purchases by tendering securities in which the Portfolio otherwise would invest or by following another procedure that will have the same economic effect as an in-kind purchase. Such investors will be required to pay the brokerage or other transaction costs arising in connection with acquiring the subject securities. Prospective investors will be notified after they contact the Fund whether their investment must be made in-kind or by such other procedure and, if in-kind, what securities must be tendered.

                              REDEMPTION OF SHARES

You may withdraw all or any portion of the amount in your account by redeeming shares at any time by submitting a request in accordance with the instructions provided below. Each Portfolio will redeem its shares at the NAV next determined after the request is received in "good order." The proceeds of any redemption may be more or less than the purchase price of your shares depending on the market value of the investment securities held by the Portfolio.

In the case of The Emerging Markets Portfolio, there is normally a redemption reimbursement fee that applies to all redemptions, including redemptions made in an exchange from one Portfolio to another under the exchange privilege or otherwise. That fee, which is paid by the redeeming shareholder to the Portfolio, equals 0.75% of the dollar amount redeemed for The Emerging Markets Portfolio. This redemption reimbursement fee is deducted automatically from the amount redeemed; it cannot be paid separately. The fee will generally not apply in situations where shareholders are given their redemption proceeds in-kind in portfolio securities, or as otherwise determined by the Fund as described herein. See "Other Purchase and Redemption Considerations" and "Redemptions In-Kind" below.

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

HOW TO REDEEM SHARES BY MAIL OR FAX MESSAGE

"Good order" for purposes of mail or facsimile message redemptions means that the request to redeem must adhere to the following procedures:

   o A letter of instruction must be sent to the Fund specifying the number of shares or dollar amount to be redeemed signed by the appropriate corporate or organizational officer(s) or other designated individuals or entities exactly as it appears on the Account Registration Form. Unless a letter of instruction directs otherwise or a separate written request has been submitted to the Fund as described in the next paragraph, the redemption proceeds will be wired to the commercial bank or account designation identified on the Account Registration Form. Signature guarantees will be required when a letter of instruction directs that redemption proceeds be sent to a commercial bank or account designation other than the one identified on the Account Registration Form or in a separate written request.

   o If you wish to change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a separate written request must be submitted to the Fund at the address listed below before the redemption request is made. Requests to change the bank or account designation must be signed by the appropriate person(s) authorized to act on behalf of the shareholder. Under certain circumstances, the Fund may require that a signature guarantee accompany your request. Copies of the request must be sent to both the current commercial bank and the new designee bank. Prior to redemption, the Fund will telephonically confirm the change with both the current and the new designee banks. Further clarification of these procedures can be obtained by calling the Fund.

                        Send your requests to:
                        Delaware Pooled Trust
                        Attn: Client Services
                        2005 Market Street
                        Philadelphia, PA 19103-7094
                        Fax #215 255-1162

Please call the Fund at 800 231-8002 to inform Client Services of your intent to send a facsimile message.

HOW TO REDEEM SHARES BY TELEPHONE

"Good order" for purposes of telephone redemptions means that the request to redeem must adhere to the following procedures:

   o If you have previously elected the Telephone Redemption Option on the Account Registration Form, you can request a redemption of your shares (either by specifying the number of shares or dollar amount to be redeemed) by calling the Fund at 800 231-8002 and requesting the redemption proceeds be wired to the commercial bank or account designation identified on the Account Registration Form.

   o Shares cannot be redeemed by telephone if stock certificates are held for those shares, or in instances when the in-kind redemption procedures are triggered, as described below. Please contact the Fund for further details.

   o In times of drastic market conditions, the telephone redemption option may be difficult to implement. If you experience difficulty in making a telephone redemption, your request may be made by mail or facsimile message pursuant to the procedures described above.

   o The Fund's telephone redemption privileges and procedures may be modified or terminated by the Fund only upon written notice to the Fund's shareholders.

   o To change the name of the commercial bank or account designated to receive the redemption proceeds as provided in the Account Registration Form or otherwise, a written request must be sent to the Fund at the address above. The request will be processed pursuant to the procedures described in the second bullet point under "How to Redeem Shares by Mail or Fax Message."

In addition, Fund service providers have entered into agreements with certain authorized agents to allow such agents to accept redemption orders on the Fund's behalf. For purposes of pricing, a redemption order will be deemed to be received in "good order" when such authorized agent accepts the order on behalf of the Fund pursuant to the terms of its agreement. Among other things, there are certain terms in the agreement which give the Fund assurances that the agent has received a redemption order before the close of the NYSE's regular trading hours in order to receive that day's NAV.

REDEMPTIONS IN-KIND. The Fund, in its sole discretion, may permit shareholders to accept their redemption proceeds in-kind in portfolio securities or pursuant to another procedure that will have the same economic effect as an in-kind redemption. In either case, a shareholder that redeems shares pursuant to this section will bear the brokerage or other transaction costs of selling the portfolio securities received in-kind representing the value of their redeemed shares. The redemption price per share for shareholders redeeming shares by in-kind or by such other permitted procedure shall be the NAV next determined after the redemption request is received in good order. The portfolio securities provided to the shareholder pursuant to these procedures shall be valued consistent with the same valuation procedures used to calculate the Portfolio's NAV. See "Valuation of Shares."

Institutions proposing to redeem an amount which, at the time they notify the Fund of their intention to redeem (as described below), would constitute 5% or more of the assets of The International Equity Portfolio, The Labor Select International Equity Portfolio, The Global Fixed Income Portfolio, The International Fixed Income Portfolio or The Emerging Markets Portfolio will, under normal circumstances, and if applicable law permits, be required to accept their redemption proceeds in-kind in portfolio securities, unless they elect another procedure which will have the same economic effect as an in-kind redemption. A shareholder may also be required to accept redemption proceeds by a distribution in-kind of securities held by a Portfolio if the Fund determines that it would be detrimental to the best interests of the remaining Portfolio shareholders to make a redemption payment wholly or partly in cash. Such shareholders described herein will be required to bear the brokerage or other transaction costs of selling the portfolio securities received in-kind. The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of each Portfolio during any 90-day period for any one shareholder. Investors should contact the Fund at 800 231-8002 for further information.

IMPORTANT REDEMPTION INFORMATION. Because the Fund's shares are sold to institutions and high net-worth individual investors with a relatively high investment minimum, Fund shareholders likely will hold a significant number of Fund shares. For this reason, the Fund requests that shareholders proposing to make a large redemption order give the Fund at least ten days advance notice of any such order. This request can easily be satisfied by calling the Fund at 800 231-8002, and giving notification of your future intentions.

Once a formal redemption order is received in good order, the Fund, in the case of redemptions to be made in cash, normally will make payment for all shares redeemed under this procedure within three business days of receipt of the order. In no event, however, will payment be made more than seven days after receipt of a redemption request in good order. The Fund may suspend the right of redemption or postpone the date at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC. As described above, the Fund may also pay the redemption proceeds in whole or in part by a distribution in-kind of securities held by a Portfolio in lieu of cash in conformity with applicable rules of the SEC.

Due to the relatively high cost of maintaining shareholder accounts, the Fund reserves the right to redeem shares in a Portfolio if the value of your holdings in that Portfolio is below $500,000. The Fund, however, will not redeem shares based solely upon market reductions in NAV. If the Fund intends to take such action, a shareholder would be notified and given 90 days to make an additional investment before the redemption is processed.

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

                  OTHER PURCHASE AND REDEMPTION CONSIDERATIONS

PURPOSE OF REIMBURSEMENT FEES FOR CERTAIN PORTFOLIOS. The purchase and redemption transaction fees are designed to reflect an approximation of the brokerage and other transaction costs associated with the investment of an investor's purchase amount or the disposition of assets to meet redemptions (especially in regards to costs involved in purchasing and selling international securities for the Portfolio), and to limit the extent to which The Emerging Markets Portfolio (and, indirectly, the Portfolio's existing shareholders) would have to bear such costs. These costs include, but are not limited to: (1) brokerage costs; (2) market impact costs, i.e., the change in market prices which may result when a Portfolio purchases or sells thinly traded stocks; and
(3) the effect of the "bid-asked" spread in international markets.

In particular, when a Portfolio acquires securities of companies in emerging markets, brokerage and other transaction costs incurred when purchasing or selling such stocks are extremely high. There are generally three main components of transaction costs - brokerage fees, the difference between the bid/asked spread, and market impact. Each one of these factors is significantly more expensive in emerging market countries than in the United States, because of less competition among brokers, lower utilization of technology on the part of the exchanges and brokers, the lack of derivative instruments and generally less liquid markets. Consequently, brokerage commissions are high, bid/asked spreads are wide, and the market impact is significant in those markets. In addition to the customary costs described above, most foreign countries also have exchange fees, stamp taxes or other similar costs/fees which the reimbursement fees are designed to include an approximation of as well. Without the reimbursement fee, a Portfolio would incur these costs directly, resulting in reduced investment performance for all its shareholders. With the fee, the brokerage and other transaction costs of purchasing and selling stocks are borne not by all existing shareholders, but only by those investors making transactions.

As previously described, the purchase reimbursement fee will generally not apply to investments in the Portfolios that are permitted to be made by contributions of securities in-kind or reinvestments of dividends or other distributions. Similarly, the redemption reimbursement fee will generally not apply to redemptions made through the delivery of securities in-kind held in the Portfolios. In addition, the Fund may, in its sole discretion, permit alternative purchase and redemption methods designed to accomplish the same economic effect as the reimbursement fees. The Fund may waive or reduce the amount of the reimbursement fees in situations where the Fund considers such a waiver or reduction to be equitable in light of the circumstances of the transaction and the purpose of the reimbursement fees. The Fund intends to only waive or reduce the amount of such reimbursement fees to the extent that a Portfolio will not be subject to the cost described in the prior paragraph (such as, but not limited to, when shares are purchased or redeemed in-kind). If the Fund determines to accept an alternative method with respect to any purchase or redemption, the reimbursement fee applicable to such transaction will be reduced or waived accordingly.

FAIR VALUATION. When a Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. A Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Portfolios may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, a Portfolio may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Portfolio's Board has delegated responsibility for valuing a Portfolio's assets to a Pricing Committee of Delaware, which operates under the policies and procedures approved by the Board, to value a Portfolio's assets on behalf of the Portfolio. The Pricing Committee values Portfolio assets as described above.

FREQUENT TRADING OF FUND SHARES (MARKET TIMING). Each Portfolio discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Portfolios and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments family or Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term "roundtrips" - that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. In determining whether market timing has occurred, a Portfolio will consider short-term roundtrips to include rapid purchases and sales of Portfolio shares through the exchange privilege. Each Portfolio reserves the right to consider other trading patterns to be market timing.

Your ability to use a Portfolio's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. Each Portfolio reserves the right to restrict, reject or cancel, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of a Portfolio's market timing policy are not necessarily deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following receipt by the Portfolio.

Redemptions will continue to be permitted in accordance with the Portfolios' current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a contingent deferred sales charge, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales and exchanges of Portfolio shares and avoid frequent trading in Portfolio shares.

Each Portfolio reserves the right to modify this policy at any time without notice, including modifications to the Portfolios' monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Portfolios' shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Portfolios' market timing policy does not require the Portfolios to take action in response to frequent trading activity. If a Portfolio elects not to take any action in response to frequent trading, such frequent trading and market timing activity could continue.

RISKS OF MARKET TIMING. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Portfolio's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Portfolio shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Portfolio's shares may also force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Portfolio's performance if, for example, the Portfolio incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the fund calculates its NAV (typically, 4:00 p.m. Eastern Time). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to

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

engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES. Each Portfolio, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Portfolio shares. This monitoring process involves several factors, which include scrutinizing transactions in Portfolio shares for violations of the Portfolios' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Portfolios may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans, plan exchange limits, U.S. Department of Labor regulations, certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Portfolios, particularly among certain brokers/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Portfolios will attempt to apply their monitoring procedures to these omnibus accounts and to the individual participants in such accounts. In an effort to discourage market timers in such accounts the Portfolios may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account's authorization to purchase Portfolio shares.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING. Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Portfolios and their agents to detect market timing in Portfolio shares, there is no guarantee that a Portfolio will be able to identify these shareholders or curtail their trading practices. In particular, the Portfolio may not be able to detect market timing attributable to a particular investor who effects purchase, redemption and/or exchange activity in Portfolio shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

MISCELLANEOUS. Neither the Fund, the Portfolios, the Fund's transfer agent, the Fund's custodians nor any of the Fund's affiliates, are responsible for any losses incurred in acting upon investor instructions (via written instruction, telephone instruction or otherwise) for purchase, redemption or exchange of Portfolio shares which are reasonably believed to be genuine. With respect to such transactions, the Fund will attempt to ensure that reasonable procedures are used to confirm that instructions communicated to the Fund are genuine.

                               VALUATION OF SHARES

The price of a Portfolio's shares is based on the Portfolio's NAV per share. We determine a Portfolio's NAV per share at the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open. We calculate this value by adding the market value of all the securities and assets in each Portfolio's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the NAV per share. We generally price securities and other assets for which market quotations are readily available at their market value. For Portfolios that invest primarily in foreign securities, the NAV may change on days when the shareholders will not be able to purchase or redeem Portfolio shares. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. We price any fixed-income securities that have a maturity of less than 60 days at amortized cost, which approximates market value. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

                    DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

Dividends and Distributions. Each Portfolio has elected, or intends to elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. As a regulated investment company, a Portfolio generally pays no federal income tax on the income and gains it distributes to you. The Intermediate Fixed Income Portfolio expects to declare dividends from net investment income daily and distribute them monthly. The High-Yield Bond Portfolio expects to declare dividends from net investment income monthly and distribute them monthly. The Real Estate Investment Trust Portfolio expects to declare and distribute dividends from net investment income quarterly. The remaining Portfolios expect to declare and distribute all of their net investment income, if any, to shareholders as dividends annually.

Net capital gains, if any, will be distributed at least annually, usually in December. The amount of any distribution will vary, and there is no guarantee a Portfolio will pay either an income dividend or a capital gain distribution. Unless a shareholder elects to receive dividends and capital gains distributions in cash, all dividends and capital gains distributions will be automatically paid in additional shares at NAV of the Portfolio. For more information or questions regarding reinvesting dividends, call 800 231-8002.

Annual Statements. Every January, you will receive a statement that shows the tax status of distributions you received the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. Mutual funds may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Portfolios make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Portfolio will send you a corrected Form 1099-DIV to reflect reclassified information.

Avoid "Buying A Dividend." If you invest in a Portfolio shortly before the record date of a taxable distribution, the distribution will lower the value of the Portfolio's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

                                      TAXES

GENERAL

In general, if you are a taxable investor, Portfolio distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

For federal income tax purposes, Portfolio distributions of short-term capital gains are taxable to you as ordinary income. Portfolio distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends designated by a Portfolio may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

For corporate shareholders, dividends paid by the equity oriented Portfolios, with the exception of The Real Estate Investment Trust, The International Equity, The Labor Select International Equity and The Emerging Markets Portfolios, from net investment income will generally qualify, in part, for the intercorporate dividends-received deduction. However, the portion of the dividends so qualified depends on the aggregate qualifying dividend income received by a Portfolio from domestic (U.S.) sources.

A sale or redemption of Portfolio shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Portfolio shares for shares of a different Portfolio is the same as a sale.

By law, if you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

FOREIGN TAXES

Each of The International Equity, The Labor Select International Equity, The Global Fixed Income, The International Fixed Income and The Emerging Markets Portfolios may elect to "pass-through" to its shareholders the amount of foreign income taxes paid by such Portfolio. A Portfolio will make such an election only if it deems it to be in the best interests of its shareholders. If this election is made, shareholders of a Portfolio will be required to include in their gross income their pro-rata share of foreign taxes paid by the Portfolio. However, shareholders will be able to treat their pro-rata share of foreign taxes as either an itemized deduction or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

THIS DISCUSSION OF "TAXES" IS NOT INTENDED OR WRITTEN TO BE USED AS TAX ADVICE. BECAUSE EVERYONE'S TAX SITUATION IS UNIQUE, YOU SHOULD CONSULT YOUR TAX PROFESSIONAL ABOUT FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES BEFORE MAKING AN INVESTMENT IN THE FUND. ADDITIONAL INFORMATION ON TAX MATTERS IS INCLUDED IN THE SAI.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLES are intended to help you understand a Portfolio's financial performance. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Portfolio, assuming the reinvestment of all dividends and distributions. All "per share" information reflects financial results for a single Portfolio share. This information for each of the fiscal years ended October 31 presented below have been audited by Ernst & Young LLP, whose reports, along with the Fund's financial statements, are included in the Fund's annual reports, which are available upon request by calling 800 231-8002.

                                                                                        The Large-Cap Value Equity Portfolio
                                                ----------------------------------------------------------------------------
                                                                        2004            2003            2002            2001
                                                ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period            $     16.260    $     14.920    $     12.600    $     13.950    $     15.370

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                               0.255           0.254           0.268           0.239           0.247

Net realized and unrealized gain (loss)
 on investments                                        0.990           1.372           2.294          (1.334)         (1.364)
                                                ------------    ------------    ------------    ------------    ------------

Total from investment operations                       1.245           1.626           2.562          (1.095)         (1.117)
                                                ------------    ------------    ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                 (0.175)         (0.286)         (0.242)         (0.255)         (0.303)
                                                ------------    ------------    ------------    ------------    ------------

Total dividends and distributions                     (0.175)         (0.286)         (0.242)         (0.255)         (0.303)
                                                ------------    ------------    ------------    ------------    ------------

Net asset value, end of period                  $     17.330    $     16.260    $     14.920    $     12.600    $     13.950
                                                ============    ============    ============    ============    ============

TOTAL RETURN(2)                                         7.69%          11.00%          20.60%          (8.05)%         (7.35)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $      9,640    $     15,521    $     38,566    $     49,224    $     60,788

Ratio of expenses to average net assets                 0.69%           0.68%           0.63%           0.62%           0.67%

Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                               1.29%           0.85%           0.85%           0.69%           0.84%

Ratio of net investment income to
 average net assets                                     1.49%           1.61%           2.01%           1.66%           1.61%

Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                0.89%           1.44%           1.79%           1.59%           1.44%

Portfolio turnover                                        49%             67%             68%             95%            113%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                             The Mid-Cap Growth Equity Portfolio
                                                --------------------------------------------------------------------------------
                                                        2005             2004             2003             2002             2001
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period            $      3.440     $      3.230     $      2.450     $      2.760     $     12.390

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                (0.015)          (0.010)          (0.012)          (0.008)          (0.005)

Net realized and unrealized gain (loss)
 on investments                                        0.526            0.220            0.792           (0.302)          (3.196)
                                                ------------     ------------     ------------     ------------     ------------

Total from investment operations                       0.511            0.210            0.780           (0.310)          (3.201)
                                                ------------     ------------     ------------     ------------     ------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                      (0.121)              --               --               --           (6.260)

In excess of net realized gain
 on investments                                           --               --               --               --           (0.169)
                                                ------------     ------------     ------------     ------------     ------------

Total dividends and distributions                     (0.121)              --               --               --           (6.429)
                                                ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                  $      3.830     $      3.440     $      3.230     $      2.450     $      2.760
                                                ============     ============     ============     ============     ============

TOTAL RETURN(2)                                        15.05%            6.50%           31.84%          (11.23)%         (41.66)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $     19,174     $     17,696     $     13,938     $      2,329     $      2,655

Ratio of expenses to average net assets                 0.93%            0.92%            0.93%            0.93%            0.94%

Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                        0.99%            0.94%            1.03%            1.41%            1.28%

Ratio of net investment loss to
 average net assets                                    (0.40)%          (0.31)%          (0.41)%          (0.29)%          (0.12)%

Ratio of net investment loss to average
 net assets prior to expense limitation
 and expenses paid indirectly                          (0.46)%          (0.33)%          (0.51)%          (0.77)%          (0.46)%

Portfolio turnover                                        84%             113%             111%             112%             133%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                           The Small-Cap Growth Equity Portfolio
                                                --------------------------------------------------------------------------------
                                                        2005             2004             2003             2002             2001
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period            $     14.300     $     13.390     $     10.130     $     11.240     $     18.950

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                                (0.050)          (0.061)          (0.042)          (0.047)          (0.034)

Net realized and unrealized gain (loss)
 on investments                                        1.210            0.971            3.302           (1.063)          (7.676)
                                                ------------     ------------     ------------     ------------     ------------

Total from investment operations                       1.160            0.910            3.260           (1.110)          (7.710)
                                                ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                  $     15.460     $     14.300     $     13.390     $     10.130     $     11.240
                                                ============     ============     ============     ============     ============

TOTAL RETURN(2)                                         8.11%            6.80%           32.18%           (9.88)%         (40.69)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $     77,896     $    108,043     $     94,168     $     43,104     $     35,572

Ratio of expenses to average net assets                 0.86%            0.85%            0.87%            0.88%            0.89%

Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                               0.86%            0.85%            0.88%            0.90%            0.92%

Ratio of net investment loss
 to average net assets                                 (0.34)%          (0.43)%          (0.37)%          (0.41)%          (0.26)%

Ratio of net investment loss to average
 net assets prior to expense limitation
 and expenses paid indirectly                          (0.34)%          (0.43)%          (0.38)%          (0.43)%          (0.29)%

Portfolio turnover                                        61%              67%              47%              46%              67%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                  The Focus Smid-Cap Growth Equity Portfolio
                                                                 -------------------------------------------
                                                                                                      Period
                                                                                                   12/1/03(1)
                                                                                                     through
                                                                                         2005       10/31/04
                                                                                  -----------    -----------
Net asset value, beginning of period                                              $     8.360    $     8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(2)                                                                 (0.054)        (0.037)

Net realized and unrealized gain (loss) on investments                                  1.154         (0.103)
                                                                                  -----------    -----------

Total from investment operations                                                        1.100         (0.140)
                                                                                  -----------    -----------

Net asset value, end of period                                                    $     9.460    $     8.360
                                                                                  ===========    ===========

TOTAL RETURN(3)                                                                         13.16%         (1.65)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                           $     2,226    $     1,968

Ratio of expenses to average net assets                                                  0.93%(4)       0.92%

Ratio of expenses to average net assets prior
 to expense limitation and expenses paid indirectly                                      1.93%          1.61%

Ratio of net investment loss to average net assets                                      (0.60)%        (0.48)%

Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid indirectly                               (1.60)%        (1.17)%

Portfolio turnover                                                                         86%            75%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2005 including fees paid indirectly in accordance with SEC rules was 0.95%.

                                                        The Smid-Cap Growth Equity Portfolio
                                                        ------------------------------------
                                                                                      Period
                                                                                  12/1/04(1)
                                                                                     through
                                                                                    10/31/05
                                                                                ------------
Net asset value, beginning of period                                            $      8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(2)                                                                (0.050)

Net realized and unrealized gain on investments                                        0.220
                                                                                ------------

Total from investment operations                                                       0.170
                                                                                ------------

Net asset value, end of period                                                  $      8.670
                                                                                ============

TOTAL RETURN(3)                                                                        2.00%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                         $      2,040

Ratio of expenses to average net assets                                                 0.92%(4)

Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                                        2.36%

Ratio of net investment loss to average net assets                                     (0.58)%

Ratio of net investment loss to average net
 assets prior to expense limitation
 and expenses paid indirectly                                                          (2.02)%

Portfolio turnover                                                                        80%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the period ended October 31, 2005 including fees paid indirectly in accordance with SEC rules was 0.98%.

                                                                                The Real Estate Investment Trust Portfolio Class
                                                --------------------------------------------------------------------------------
                                                        2005             2004             2003             2002             2001
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period            $     21.150     $     17.410     $     14.180     $     14.280     $     13.470

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(1)                               0.494            0.492            0.656            0.555            0.625

Net realized and unrealized gain
 on investments                                        2.101            4.341            3.530            0.402            0.778
                                                ------------     ------------     ------------     ------------     ------------

Total from investment operations                       2.595            4.833            4.186            0.957            1.403
                                                ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                 (0.478)          (0.599)          (0.604)          (0.634)          (0.593)

Net realized gain on investments                      (1.857)          (0.494)          (0.352)          (0.423)              --
                                                ------------     ------------     ------------     ------------     ------------

Total dividends and distributions                     (2.335)          (1.093)          (0.956)          (1.057)          (0.593)
                                                ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                  $     21.410     $     21.150     $     17.410     $     14.180     $     14.280
                                                ============     ============     ============     ============     ============

TOTAL RETURN(2)                                        12.54%           28.78%           30.90%            6.45%           10.59%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $     20,956     $     29,512     $     26,620     $     19,144     $     29,000

Ratio of expenses to average net assets                 1.09%            1.15%            1.15%            1.13%            1.04%

Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                               1.09%            1.28%            1.30%            1.13%            1.10%

Ratio of net investment income to
 average net assets                                     2.32%            2.60%            4.31%            3.64%            4.39%

Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                2.32%            2.47%            4.16%            3.64%            4.33%

Portfolio turnover                                        37%              43%              48%              65%              61%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                                   The Real Estate Investment Trust Portfolio II
                                                --------------------------------------------------------------------------------
                                                        2005             2004             2003             2002             2001
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period            $     26.220     $     21.890     $     17.320     $     16.800     $     15.680

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(1)                               0.712            0.662            0.914            0.765            0.845

Net realized and unrealized gain
 on investments                                        2.409            5.179            4.288            0.428            0.866
                                                ------------     ------------     ------------     ------------     ------------

Total from investment operations                       3.121            5.841            5.202            1.193            1.711
                                                ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                 (0.172)          (0.963)          (0.632)          (0.673)          (0.591)

Net realized gain on investments                      (2.739)          (0.548)              --               --               --
                                                ------------     ------------     ------------     ------------     ------------

Total dividends and distributions                     (2.911)          (1.511)          (0.632)          (0.673)          (0.591)
                                                ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                  $     26.430     $     26.220     $     21.890     $     17.320     $     16.800
                                                ============     ============     ============     ============     ============

TOTAL RETURN(2)                                        12.33%           28.16%           31.00%            7.16%           11.07%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $     55,382     $     54,630     $     38,290     $     24,073     $      9,990

Ratio of expenses to average net assets                 0.86%            0.83%            0.85%            0.86%            0.85%

Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                               0.89%            0.87%            0.89%            0.93%            0.90%

Ratio of net investment income to
 average net assets                                     2.73%            2.83%            4.80%            4.15%            5.00%

Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                2.70%            2.79%            4.76%            4.08%            4.95%

Portfolio turnover                                        41%              52%              69%              61%              65%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                            The All-Cap Growth Equity Portfolio
                                               --------------------------------------------------------------------------------
                                                       2005             2004             2003             2002             2001
                                               ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period           $      4.960     $      4.870     $      3.640     $      4.680     $      8.770

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss(1)                               (0.008)          (0.013)          (0.010)          (0.016)          (0.013)

Net realized and unrealized gain (loss)
 on investments                                       0.638            0.103            1.240           (1.024)          (4.077)
                                               ------------     ------------     ------------     ------------     ------------

Total from investment operations                      0.630            0.090            1.230           (1.040)          (4.090)
                                               ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                 $      5.590     $      4.960     $      4.870     $      3.640     $      4.680
                                               ============     ============     ============     ============     ============

TOTAL RETURN(2)                                       12.70%            1.85%           33.79%          (22.22)%         (46.64)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)        $     14,522     $      6,727     $      6,611     $      8,310     $      9,222


Ratio of expenses to average net assets                0.90%            0.89%            0.89%            0.89%            0.89%(3)

Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              1.15%            1.16%            1.02%            1.00%            0.93%

Ratio of net investment loss to
 average net assets                                   (0.14)%          (0.25)%          (0.25)%          (0.36)%          (0.22)%

Ratio of net investment loss to average net
 assets prior to expense limitation
 and expenses paid indirectly                         (0.39)%          (0.52)%          (0.38)%          (0.47)%          (0.26)%

Portfolio turnover                                      220%              99%              90%             130%             147%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(3) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with SEC rules was 0.90%.

                                                                                              The International Equity Portfolio
                                                --------------------------------------------------------------------------------
                                                        2005             2004             2003             2002             2001
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period            $     17.650     $     14.750     $     11.800     $     12.580     $     17.640

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                               0.554            0.402            0.370            0.261            0.335

Net realized and unrealized gain (loss)
 on investments and foreign currencies                 2.500            2.834            2.896           (0.743)          (1.498)
                                                ------------     ------------     ------------     ------------     ------------

Total from investment operations                       3.054            3.236            3.266           (0.482)          (1.163)
                                                ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                 (0.244)          (0.336)          (0.255)          (0.298)          (0.539)

Net realized gain on investments                          --               --           (0.061)              --           (3.302)

In excess of net realized gain
 on investments                                           --               --               --               --           (0.056)
                                                ------------     ------------     ------------     ------------     ------------

Total dividends and distributions                     (0.244)          (0.336)          (0.316)          (0.298)          (3.897)
                                                ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                  $     20.460     $     17.650     $     14.750     $     11.800     $     12.580
                                                ============     ============     ============     ============     ============

TOTAL RETURN(2)                                        17.45%           22.26%           28.50%           (4.02)%          (9.31)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $  1,853,300     $  1,266,246     $    650,163     $    411,404     $    409,295

Ratio of expenses to average net assets                 0.88%            0.88%            0.90%            0.91%            0.95%

Ratio of net investment income to
 average net assets                                     2.84%            2.46%            2.93%            2.01%            2.32%

Portfolio turnover                                        10%               9%               6%              10%              13%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                                                                                 The Labor Select International Equity Portfolio
                                                --------------------------------------------------------------------------------
                                                        2005             2004             2003             2002             2001
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period            $     15.360     $     13.030     $     10.370     $     10.980     $     13.920

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                               0.470            0.385            0.321            0.233            0.284

Net realized and unrealized gain (loss)
 on investments and foreign currencies                 2.152            2.326            2.594           (0.463)          (1.311)
                                                ------------     ------------     ------------     ------------     ------------

Total from investment operations                       2.622            2.711            2.915           (0.230)          (1.027)
                                                ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                 (0.153)          (0.228)          (0.233)          (0.230)          (0.322)

Net realized gain on investments                      (0.199)          (0.153)          (0.022)          (0.150)          (1.591)
                                                ------------     ------------     ------------     ------------     ------------

Total dividends and distributions                     (0.352)          (0.381)          (0.255)          (0.380)          (1.913)
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, end of period                  $     17.630     $     15.360     $     13.030     $     10.370     $     10.980
                                                ============     ============     ============     ============     ============

TOTAL RETURN(2)                                        17.30%           21.20%           28.71%           (2.31)%          (8.97)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $    650,549     $    452,413     $    192,433     $     88,848     $     75,965

Ratio of expenses to average net assets                 0.89%            0.88%            0.91%            0.87%            0.95%

Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                               0.89%            0.88%            0.91%            0.87%            0.98%

Ratio of net investment income to
 average net assets                                     2.78%            2.69%            2.83%            2.05%            2.27%

Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                2.78%            2.69%            2.83%            2.05%            2.24%

Portfolio turnover                                         7%               6%              10%              12%              15%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                                                  The Emerging Markets Portfolio
                                                --------------------------------------------------------------------------------
                                                        2005             2004             2003             2002             2001
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period            $     13.740     $     10.670     $      6.790     $      6.460     $      7.010

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(1)                               0.486            0.361            0.197            0.237            0.237

Net realized and unrealized gain (loss)
 on investments and foreign currencies                 4.040            2.908            3.860            0.271           (0.679)
                                                ------------     ------------     ------------     ------------     ------------

Total from investment operations                       4.526            3.269            4.057            0.508           (0.442)
                                                ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                 (0.242)          (0.260)          (0.225)          (0.183)          (0.114)

Net realized gain on investments                      (0.948)              --               --               --               --
                                                ------------     ------------     ------------     ------------     ------------

Total dividends and distributions                     (1.190)          (0.260)          (0.225)          (0.183)          (0.114)
                                                ------------     ------------     ------------     ------------     ------------
REIMBURSEMENT FEES:

Purchase reimbursement fees(1),(2)                     0.012            0.058            0.034            0.001            0.004

Redemption reimbursement fees(1),(2)                   0.062            0.003            0.014            0.004            0.002
                                                ------------     ------------     ------------     ------------     ------------

                                                       0.074            0.061            0.048            0.005            0.006
                                                ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                  $     17.150     $     13.740     $     10.670     $      6.790     $      6.460
                                                ============     ============     ============     ============     ============

TOTAL RETURN(3)                                        35.36%           31.74%           62.19%            7.98%           (6.42)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $    698,291     $    623,649     $    256,168     $    114,573     $    113,488

Ratio of expenses to average net assets                 1.28%            1.22%            1.23%            1.23%            1.23%

Ratio of net investment income to
 average net assets                                     3.11%            2.94%            2.42%            3.24%            3.35%

Portfolio turnover                                        48%              36%              69%              36%              35%

(1) The average shares outstanding method has been applied for per share information.
(2) The Portfolio charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee which are retained by the Portfolio.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

                                                                                         The Intermediate Fixed Income Portfolio
                                                --------------------------------------------------------------------------------
                                                        2005             2004             2003          2002(1)             2001
                                                ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period            $     10.310     $     10.270     $     10.040     $     10.210     $      9.570

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income                                  0.382            0.364            0.380            0.484            0.606

Net realized and unrealized gain (loss)
 on investments                                       (0.283)           0.134            0.296           (0.138)           0.640
                                                ------------     ------------     ------------     ------------     ------------

Total from investment operations                       0.099            0.498            0.676            0.346            1.246
                                                ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                 (0.449)          (0.458)          (0.446)          (0.516)          (0.606)
                                                ------------     ------------     ------------     ------------     ------------

Total dividends and distributions                     (0.449)          (0.458)          (0.446)          (0.516)          (0.606)
                                                ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                  $      9.960     $     10.310     $     10.270     $     10.040     $     10.210
                                                ============     ============     ============     ============     ============

TOTAL RETURN(2)                                         0.97%            4.95%            6.83%            3.54%           13.36%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $     15,786     $     18,930     $      2,294     $      6,194     $      6,432

Ratio of expenses to average net assets                 0.44%            0.43%            0.43%            0.53%            0.50%

Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                               0.68%            0.65%            0.98%            0.68%            0.55%

Ratio of net investment income
 to average net assets                                  3.76%            3.54%            3.71%            4.84%            6.06%

Ratio of net investment income to average
 net assets prior to expense limitation and
 expenses paid indirectly                               3.52%            3.32%            3.16%            4.69%            6.01%

Portfolio turnover                                       212%             322%             436%             381%             243%

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.32%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                               The Core Focus Fixed
                                                                                   Income Portfolio
                                                                        ---------------------------
                                                                                             Period
                                                                                         6/30/04(1)
                                                                                            through
                                                                               2005        10/31/04
                                                                        -----------     -----------
Net asset value, beginning of period                                    $     8.850     $     8.500

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                                                      0.332           0.082

Net realized and unrealized gain (loss) on investments                       (0.216)          0.268
                                                                        -----------     -----------

Total from investment operations                                              0.116           0.350
                                                                        -----------     -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                                        (0.085)             --

Net realized gain on investments                                             (0.061)             --
                                                                        -----------     -----------

Total dividends and distributions                                            (0.146)             --
                                                                        -----------     -----------

Net asset value, end of period                                          $     8.820     $     8.850
                                                                        ===========     ===========

TOTAL RETURN(3)                                                                1.33%           4.12%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                 $    17,923     $     5,616

Ratio of expenses to average net assets                                        0.44%(4)        0.43%

Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                                       0.85%           1.68%

Ratio of net investment income to average net assets                           3.75%           2.81%

Ratio of net investment income to average net assets prior to expense
 limitation and expenses paid indirectly                                       3.34%           1.56%

Portfolio turnover                                                              455%            914%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2005 including fees paid indirectly in accordance with SEC rules was 0.45%.

                                                                                                  The High-Yield Bond Portfolio
                                               --------------------------------------------------------------------------------
                                                       2005             2004             2003          2002(1)             2001
                                               ------------     ------------     ------------     ------------     ------------
Net asset value, beginning of period           $      7.780     $      7.260     $      5.840     $      6.680     $      8.120

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                              0.539            0.629            0.712            0.652            0.749

Net realized and unrealized gain (loss)
 on investments                                      (0.139)           0.549            1.348           (0.772)          (1.097)
                                               ------------     ------------     ------------     ------------     ------------

Total from investment operations                      0.400            1.178            2.060           (0.120)          (0.348)
                                               ------------     ------------     ------------     ------------     ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                (0.750)          (0.658)          (0.640)          (0.720)          (1.092)
                                               ------------     ------------     ------------     ------------     ------------

Total dividends and distributions                    (0.750)          (0.658)          (0.640)          (0.720)          (1.092)
                                               ------------     ------------     ------------     ------------     ------------

Net asset value, end of period                 $      7.430     $      7.780     $      7.260     $      5.840     $      6.680
                                               ============     ============     ============     ============     ============

TOTAL RETURN(3)                                        5.24%           17.02%           36.87%           (2.23)%          (4.71)%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)        $      5,265     $      2,703     $      5,129     $      3,747     $      3,278

Ratio of expenses to average net assets                0.62%            0.59%            0.59%            0.59%            0.59%(4)

Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                              1.34%            1.01%            0.96%            0.88%            0.79%

Ratio of net investment income to
 average net assets                                    7.03%            8.46%           10.64%           10.15%           10.37%

Ratio of net investment income to average
 net assets prior to expense limitation
 and expenses paid indirectly                          6.31%            8.04%           10.27%            9.86%           10.17%

Portfolio turnover                                      267%             391%             597%             553%             830%

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was an increase in net investment income per share of $0.005, a decrease in net realized and unrealized gain
     (loss) per share of $0.005, and an increase in the ratio of net investment income to average net assets of 0.08%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with SEC rules was 0.61%.

                                                                                      The Core Plus Fixed Income Portfolio
                                                             -------------------------------------------------------------
                                                                                                                    Period
                                                                                                                6/28/02(1)
                                                                                                                   through
                                                                     2005             2004            2003        10/31/02
                                                             ------------     ------------    ------------    ------------
Net asset value, beginning of period                         $      9.260     $      9.380    $      8.800    $      8.500

INCOME FROM INVESTMENT OPERATIONS:

Net investment income(2)                                            0.360            0.329           0.351           0.109

Net realized and unrealized gain (loss) on
 investments and foreign currencies                                (0.169)           0.312           0.427           0.191
                                                             ------------     ------------    ------------    ------------

Total from investment operations                                    0.191            0.641           0.778           0.300
                                                             ------------     ------------    ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                              (0.136)          (0.424)         (0.140)             --

Net realized gain on investments                                   (0.055)          (0.337)         (0.058)             --
                                                             ------------     ------------    ------------    ------------

Total dividends and distributions                                  (0.191)          (0.761)         (0.198)             --
                                                             ------------     ------------    ------------    ------------

Net asset value, end of period                               $      9.260     $      9.260    $      9.380    $      8.800
                                                             ============     ============    ============    ============

TOTAL RETURN(3)                                                      2.09%            7.30%           9.01%           3.57%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                      $    167,892     $     35,796    $      7,372    $      7,706

Ratio of expenses to average net assets                              0.48%(4)         0.50%           0.50%           0.57%

Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly                     0.63%            0.78%           0.89%           2.20%

Ratio of net investment income to average net assets                 3.87%            3.65%           3.86%           3.62%

Ratio of net investment income to average net assets prior
 to expense limitation and expenses paid indirectly                  3.72%            3.37%           3.47%           1.99%

Portfolio turnover                                                    620%             709%            569%            847%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2005 including fees paid indirectly in accordance with SEC rules was 0.49%.

                                                                                              The Global Fixed Income Portfolio
                                                -------------------------------------------------------------------------------
                                                        2005             2004             2003          2002(1)            2001
                                                ------------     ------------     ------------     ------------    ------------
Net asset value, beginning of period            $     12.380     $     13.620     $     11.760     $     10.210    $      8.950

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                               0.297            0.342            0.432            0.461           0.483

Net realized and unrealized gain (loss)
 on investments and foreign currencies                (0.458)           1.258            1.921            1.089           0.777
                                                ------------     ------------     ------------     ------------    ------------

Total from investment operations                      (0.161)           1.600            2.353            1.550           1.260
                                                ------------     ------------     ------------     ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                 (0.649)          (2.840)          (0.493)              --              --
                                                ------------     ------------     ------------     ------------    ------------

Total dividends and distributions                     (0.649)          (2.840)          (0.493)              --              --
                                                ------------     ------------     ------------     ------------    ------------

Net asset value, end of period                  $     11.570     $     12.380     $     13.620     $     11.760    $     10.210
                                                ============     ============     ============     ============    ============

TOTAL RETURN(3)                                        (1.64)%          13.40%           20.68%           15.18%          14.08%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $    289,976     $    268,352     $    208,354     $    279,938    $    284,830

Ratio of expenses to average net assets                 0.60%            0.60%            0.60%            0.60%           0.60%

Ratio of expenses to average net assets
 prior to expense limitation and
 expenses paid indirectly                               0.64%            0.64%            0.65%            0.66%           0.70%

Ratio of net investment income to
 average net assets                                     2.43%            2.88%            3.38%            4.33%           4.98%

Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                2.39%            2.84%            3.33%            4.27%           4.88%

Portfolio turnover                                        50%              55%              95%              58%             32%

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.041, an increase in net realized and unrealized gain (loss) per share of $0.041, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                                                                                       The International Fixed Income Portfolio
                                                -------------------------------------------------------------------------------
                                                        2005             2004             2003          2002(1)            2001
                                                ------------     ------------     ------------     ------------    ------------
Net asset value, beginning of period            $     12.290     $     12.250     $     10.500     $      9.150    $      8.110

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income(2)                               0.245            0.311            0.360            0.323           0.427

Net realized and unrealized gain (loss)
 on investments and foreign currencies                (0.512)           1.259            1.881            1.027           0.613
                                                ------------     ------------     ------------     ------------    ------------

Total from investment operations                      (0.267)           1.570            2.241            1.350           1.040
                                                ------------     ------------     ------------     ------------    ------------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net investment income                                 (0.823)          (1.530)          (0.491)              --              --
                                                ------------     ------------     ------------     ------------    ------------

Total dividends and distributions                     (0.823)          (1.530)          (0.491)              --              --
                                                ------------     ------------     ------------     ------------    ------------

Net asset value, end of period                  $     11.200     $     12.290     $     12.250     $     10.500    $      9.150
                                                ============     ============     ============     ============    ============

TOTAL RETURN(3)                                        (2.69)%          13.82%           22.14%           14.75%          12.82%

RATIOS AND SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)         $     62,411     $     61,386     $     48,284     $     41,934    $     36,989

Ratio of expenses to average net assets                 0.60%            0.60%            0.60%            0.60%           0.60%

Ratio of expenses to average net assets
 prior to expense limitation
 and expenses paid indirectly                           0.67%            0.67%            0.68%            0.67%           0.69%

Ratio of net investment income to
 average net assets                                     2.05%            2.68%            3.13%            3.39%           4.87%

Ratio of net investment income to
 average net assets prior to expense
 limitation and expenses paid indirectly                1.98%            2.61%            3.05%            3.32%           4.78%

Portfolio turnover                                        42%              57%             112%              46%             60%

(1) As required, effective November 1, 2001, the Portfolio adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that require amortization of all premiums and discounts on debt securities and the recording of paydown gains on losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.130, an increase in net realized and unrealized gain (loss) per share of $0.130, and a decrease in the ratio of net investment income to average net assets of 1.36%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

                               APPENDIX A-RATINGS
BONDS

Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

Excerpts from Fitch's description of its bond ratings: AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events; AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+; A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings; BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings; BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements; B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue;
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment; CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time; C--Bonds are in imminent default in payment of interest or principal; and DDD, DD and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

COMMERCIAL PAPER

Excerpts from Moody's description of its two highest commercial paper ratings:
P-1--the highest grade possessing greatest relative strength; P-2--second highest grade possessing less relative strength than the highest grade.

Excerpts from S&P's description of its two highest commercial paper ratings:
A-1--judged to be the highest investment grade category possessing the highest relative strength; A-2--investment grade category possessing less relative strength than the highest rating.

DELAWARE POOLED TRUST

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS is available in the Portfolios' annual and semiannual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal period. You can find more detailed information about the Portfolios and the Fund in the current SAI, which we have filed electronically with the SEC and which is legally a part of this Prospectus (it is incorporated by reference). If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Portfolios, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, call toll-free at 800 231-8002, e-mail us at the e-mail address below, or go to www.delawareinvestments.com/institutional. You may also obtain additional information about the Portfolios from your financial advisor.

You can find reports and other information about the Portfolios on the EDGAR database on the SEC Web site (http//www.sec.gov). You also can get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Portfolios, including their SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

E-MAIL

PooledTrust@delinvest.com

SHAREHOLDER INQUIRIES

Call us at 800 231-8002

o For Portfolio information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

Investment Company Act File Number: 811-6322 (The Fund)


DELAWARE
INVESTMENTS(R)
-----------------------------------
A MEMBER OF LINCOLN FINANCIAL GROUP